INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                               DECEMBER 4, 2006.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $2,635,284,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                  CLASSES A-1, A-2, A-3, A-PB, A-4, A-1A, X-P,
                             A-M, A-J, B, C, D AND E

--------------------------------------------------------------------------------
                                 SERIES 2006-C29
--------------------------------------------------------------------------------

                                DECEMBER 4, 2006

                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

                           [LOGO] WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
 Transaction Terms ........................................................    3
 Structure Overview .......................................................    8

Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED DECEMBER 4,
   2006.

ISSUE TYPE                  Sequential pay REMIC. Class A-1, Class A-2, Class
                            A-3, Class A-PB, Class A-4, Class A-1A, Class X-P,
                            Class A-M, Class A-J, Class B, Class C, Class D and
                            Class E Certificates (the "Offered Certificates")
                            are offered publicly. All other Certificates will be
                            privately placed to qualified institutional buyers,
                            institutional accredited investors or purchasers in
                            offshore transactions in reliance on Regulation S.

CUT-OFF DATE                All Mortgage Loan characteristics are based on
                            balances as of the Cut-Off Date, which is December
                            1, 2006, with respect to 1 Mortgage Loan, December
                            9, 2006, with respect to 2 Mortgage Loans and
                            December 11, 2006, with respect to 139 Mortgage
                            Loans. All percentages presented herein are
                            approximate.

MORTGAGE POOL               The Mortgage Pool consists of 142 Mortgage Loans
                            (the "Mortgage Loans") with an aggregate principal
                            balance as of the Cut-Off Date of $3,371,274,181
                            (the "Cut-Off Date Pool Balance"), subject to a
                            variance of plus or minus 5%. The Mortgage Loans are
                            secured by 209 properties (the "Mortgaged
                            Properties") located throughout 38 states and the
                            District of Columbia. The Mortgage Pool will be
                            deemed to consist of 2 loan groups ("Loan Group 1"
                            and "Loan Group 2" and, together, the "Loan
                            Groups"). Loan Group 1 will consist of (i) 100 of
                            the Mortgage Loans that are not secured by Mortgaged
                            Properties that are multifamily or mobile home park
                            properties and (ii) 2 Mortgage Loans that are
                            secured by multifamily properties, with an aggregate
                            principal balance as of the Cut-Off Date of
                            $2,672,262,712 (the "Cut-Off Date Group 1 Balance").
                            Loan Group 2 will consist of (i) 38 Mortgage Loans
                            that are secured by multifamily properties and (ii)
                            2 Mortgage Loans that are secured by mobile home
                            park properties, with an aggregate principal balance
                            as of the Cut-Off Date of $699,011,469 (the "Cut-Off
                            Date Group 2 Balance").

DEPOSITOR                   Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS                Wachovia Capital Markets, LLC, Goldman, Sachs & Co.
                            and Greenwich Capital Markets, Inc. It is intended
                            that Wachovia Securities International Limited will
                            act as a member of the selling group on behalf of
                            Wachovia Capital Markets, LLC and may sell Offered
                            Certificates on behalf of Wachovia Capital Markets,
                            LLC in certain jurisdictions.

MORTGAGE LOAN SELLERS AND   Wachovia Bank, National Association ("Wachovia") and
 SPONSORS                   Artesia Mortgage Capital Corporation ("Artesia").

                                                                     NUMBER OF     AGGREGATE      PERCENTAGE OF
                                                                     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE
                            MORTGAGE LOAN SELLER                       LOANS        BALANCE       POOL BALANCE
                            ------------------------------------     ---------   --------------   -------------

                            Wachovia Bank, National Association         115      $3,036,387,201       90.1%
                            Artesia Mortgage Capital Corporation         27         334,886,980        9.9
                                                                        ---      --------------      -----
                            TOTAL                                       142      $3,371,274,181      100.0%
                                                                        ===      ==============      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

TRUSTEE                     Wells Fargo Bank, N.A.

MASTER SERVICER             Wachovia Bank, National Association

SPECIAL SERVICER            LNR Partners, Inc.

RATING AGENCIES             Standard & Poor's Ratings Services, a division of
                            The McGraw-Hill Companies, Inc. ("S&P") and Moody's
                            Investors Service, Inc. ("Moody's").

DENOMINATIONS               $10,000 minimum for the Offered Certificates other
                            than the Class X-P Certificates.

                            $1,000,000 minimum for the Class X-P Certificates.

CLOSING DATE                On or about December 22, 2006.

SETTLEMENT TERMS            Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE           The fourth business day following the related
                            Determination Date, commencing in January 2007.

DETERMINATION DATE          The 11th day of each month, or if such 11th day is
                            not a business day, the next succeeding business
                            day, commencing, with respect to the Offered
                            Certificates, in January 2007.

INTEREST DISTRIBUTIONS      Each Class of Offered Certificates will be entitled
                            on each Distribution Date to interest accrued at its
                            Pass-Through Rate for such Distribution Date on the
                            outstanding Certificate Balance or Notional Amount
                            of such Class. Interest will be distributed on each
                            Distribution Date in sequential order of Class
                            designations with the Class A-1, Class A-2, Class
                            A-3, Class A-PB, Class A-4, Class A-1A, Class X-C
                            and Class X-P Certificates and the Class A-4FL
                            Regular Interest ranking pari passu in entitlement
                            to interest.

                            The Offered Certificates will accrue interest on the
                            basis of a 360-day year consisting of twelve 30-day
                            months.

                            The interest accrual period with respect to any
                            Distribution Date and any Class of Offered
                            Certificates is the calendar month preceding the
                            month in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS     Principal will be distributed on each Distribution
                            Date in accordance with the priorities set forth in
                            "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                            the free writing prospectus, dated December 4, 2006
                            (the "Prospectus Supplement"). Generally, the Class
                            A-1, Class A-2, Class A-3, Class A-PB and Class A-4
                            Certificates will only be entitled to receive
                            distributions of principal collected or advanced in
                            respect of Mortgage Loans in Loan Group 1 until the
                            Certificate Balance of the Class A-1A Certificates
                            has been reduced to zero, and the Class A-1A
                            Certificates will only be entitled to receive
                            distributions of principal collected or advanced in
                            respect of Mortgage Loans in Loan Group 2 until the
                            Certificate Balances of the Class A-4 Certificates
                            and Class A-4FL Regular Interest have been reduced
                            to zero. If, due to losses, the Certificate Balances
                            of the Class A-M through Class Q Certificates are
                            reduced to zero, but any two or more of the Class
                            A-1, Class A-2, Class A-3, Class A-PB, Class A-4,
                            Class A-4FL and Class A-1A Certificates remain
                            outstanding, payments of principal (other than
                            distributions of principal otherwise allocable to
                            reduce the Certificate Balance of the Class A-PB
                            Certificates to its planned principal amount) to the
                            Class A-1, Class A-2, Class A-3, Class A-PB, Class
                            A-4 and Class A-1A Certificates and the Class A-4FL
                            Regular Interest (and, therefore, to the Class A-4FL
                            Certificates) will be made on a pro rata basis. The
                            Class X-C and Class X-P Certificates will not be
                            entitled to distributions of principal.

LOSSES                      Realized Losses and Additional Trust Fund Expenses,
                            if any, will be allocated to the Class Q, Class P,
                            Class O, Class N, Class M, Class L, Class K, Class
                            J, Class H, Class G, Class F, Class E, Class D,
                            Class C, Class B, Class A-J and Class A-M
                            Certificates, in that order, and then, pro rata, to
                            the Class A-1, Class A-2, Class A-3, Class A-PB,
                            Class A-4 and Class A-1A Certificates and the Class
                            A-4FL Regular Interest (and, therefore, to the Class
                            A-4FL Certificates).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS         Any Prepayment Premiums or Yield Maintenance Charges
 AND YIELD MAINTENANCE      actually collected on a Mortgage Loan during the
 CHARGES                    related collection period in which the prepayment
                            occurred will be distributed to Certificateholders
                            on the related Distribution Date following the
                            collection period in which the prepayment occurred.
                            Generally, the Class A-1, Class A-2, Class A-3,
                            Class A-PB and Class A-4 Certificates and the Class
                            A-4FL Regular Interest will only be entitled to
                            receive distributions of Prepayment Premiums or
                            Yield Maintenance Charges in respect of Mortgage
                            Loans in Loan Group 1 until the Certificate Balance
                            of the Class A-1A Certificates has been reduced to
                            zero, and the Class A-1A Certificates will only be
                            entitled to receive distributions of Prepayment
                            Premiums or Yield Maintenance Charges in respect of
                            Mortgage Loans in Loan Group 2 until the Certificate
                            Balances of the Class A-4 Certificates and the Class
                            A-4FL Regular Interest have been reduced to zero. On
                            each Distribution Date, the holders of each Class of
                            Offered Certificates, the Class A-4FL Regular
                            Interest and the Class F, Class G, Class H and Class
                            J Certificates then entitled to principal
                            distributions will be entitled to a portion of
                            Prepayment Premiums or Yield Maintenance Charges
                            equal to the product of (a) the amount of such
                            Prepayment Premiums or Yield Maintenance Charges,
                            multiplied by (b) a fraction, the numerator of which
                            is equal to the excess, if any, of the Pass-Through
                            Rate of such Class of Certificates over the relevant
                            Discount Rate, and the denominator of which is equal
                            to the excess, if any, of the Mortgage Rate of the
                            prepaid Mortgage Loan over the relevant Discount
                            Rate, multiplied by (c) a fraction, the numerator of
                            which is equal to the amount of principal
                            distributable on such Class of Certificates on such
                            Distribution Date, and the denominator of which is
                            the Principal Distribution Amount for such
                            Distribution Date.

                            The portion, if any, of the Prepayment Premiums or
                            Yield Maintenance Charges remaining after any
                            payments described above will be distributed as
                            follows (a) on or before the Distribution Date in
                            December 2013, 49% to the holders of the Class X-P
                            Certificates and 51% to the holders of the Class X-C
                            Certificates and (b) thereafter, 100% to the holders
                            of the Class X-C Certificates.

NON-SERVICED LOAN           The Newport Bluffs Loan will be serviced pursuant to
                            the pooling and servicing agreement relating to
                            another transaction. See "SERVICING OF THE MORTGAGE
                            LOANS--Servicing of the Newport Bluffs Loan" in the
                            Prospectus Supplement.

ADVANCES                    The Master Servicer, and if the Master Servicer
                            fails to do so, the Trustee, will be obligated to
                            make P&I Advances and Servicing Advances, including
                            delinquent property taxes and insurance, on the
                            Mortgage Loans (other than the Newport Bluffs Loan),
                            but only to the extent that such Advances are not
                            deemed non-recoverable and, in the case of P&I
                            Advances, subject to any Appraisal Reductions that
                            may occur. With respect to the Newport Bluffs Loan,
                            P&I Advances and Servicing Advances will generally
                            be made by the 2006-C28 Master Servicer. If the
                            2006-C28 Master Servicer fails to make any P&I
                            Advance that it is otherwise required to make, the
                            Master Servicer under the Pooling and Servicing
                            Agreement will make such P&I Advance.

APPRAISAL REDUCTIONS        An appraisal reduction generally will be created in
                            the amount, if any, by which the principal balance
                            of a Required Appraisal Loan (plus other amounts
                            overdue or advanced in connection with such loan)
                            exceeds 90% of the appraised value of the related
                            Mortgaged Property plus all escrows and reserves
                            (including letters of credit) held with respect to
                            the Mortgage Loan. As a result of calculating an
                            Appraisal Reduction Amount for a given Mortgage
                            Loan, the P&I Advance for such Mortgage Loan will be
                            reduced, which will have the effect of reducing the
                            amount of interest available for distribution to the
                            Subordinate Certificates in reverse order of
                            priority of the Classes. An Appraisal Reduction will
                            be reduced to zero as of the date the related
                            Mortgage Loan has been brought current for at least
                            three consecutive months, paid in full, liquidated,
                            repurchased or otherwise disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION        The Master Servicer, the Special Servicer and
                            certain Certificateholders will have the option to
                            terminate the Trust Fund in whole, but not in part,
                            and purchase the remaining assets of the Trust Fund
                            on or after the Distribution Date on which the
                            Stated Principal Balance of the Mortgage Loans then
                            outstanding is less than 1% of the Cut-Off Date Pool
                            Balance. Such purchase price will generally be at a
                            price equal to the unpaid aggregate principal
                            balance of the Mortgage Loans (or fair market value
                            in the case of REO Properties), plus accrued and
                            unpaid interest and certain other additional trust
                            fund expenses.

                            The Trust Fund may also be terminated under certain
                            circumstances when the Offered Certificates have
                            been paid in full and the remaining outstanding
                            Certificates (other than the Class Z Certificates,
                            Class R-I Certificates and Class R-II Certificates)
                            are held by a single Certificateholder.

CONTROLLING CLASS           The Class of Sequential Pay Certificates (a) which
                            bears the latest alphabetical Class designation and
                            (b) the Certificate Balance of which is greater than
                            25% of its original Certificate Balance; provided,
                            however, if no Class of Sequential Pay Certificates
                            satisfies clause (b) above, the Controlling Class
                            shall be the outstanding Class of Sequential Pay
                            Certificates bearing the latest alphabetical Class
                            designation.

CONTROLLING CLASS           The representative appointed by the holder of the
 REPRESENTATIVE             majority of the Class Principal Balance of the
                            Controlling Class. In addition, the holders of the
                            Companion Loans may have the ability to exercise
                            some or all of the rights of the Controlling Class
                            and the Controlling Class Representative. See
                            "SERVICING OF THE MORTGAGE LOANS--The Controlling
                            Class Representative" and "--Servicing of the
                            Newport Bluffs Loan" in the Prospectus Supplement
                            for more information.

ERISA                       The Offered Certificates are expected to be ERISA
                            eligible.

SMMEA                       The Offered Certificates are not expected to be
                            "mortgage-related securities" for the purposes of
                            SMMEA.

TAX                         The Offered Certificates will be treated as regular
                            interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                            WACHOVIA CAPITAL MARKETS, LLC

                            Charles Culbreth
                            (704) 383-7716 (Phone)
                            (704) 715-0066 (Fax)

                            Scott Fuller
                            (704) 715-8440 (Phone)
                            (704) 715-1214 (Fax)

                            Bill White
                            (704) 715-8440 (Phone)
                            (704) 715-1214 (Fax)

                            Chris Campbell
                            (704) 715-8440 (Phone)
                            (704) 715-1214 (Fax)

             GOLDMAN, SACHS & CO.              GREENWICH CAPITAL MARKETS, INC.

             Anthony Kim                       Chris McCormack
             (212) 357-7160 (Phone)            (203) 625-2900 (Phone)
             (212) 902-1691 (Fax)              (203) 618-2052 (Fax)

             Scott Walter                      Perry Gershon
             (212) 357-8910 (Phone)            (203) 618-2267 (Phone)
             (212) 902-1691 (Fax)              (203) 618-2134 (Fax)

             Mitch Resnick                     Andy Snow
             +44-20-7774-3068 (Phone)          (203) 625-2775 (Phone)
             +44-20-7552-0990 (Fax)            (203) 618-2134 (Fax)

             Omar Chaudhary
             +81-3-6437-7198 (Phone)
             +81-3-6437-1200 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                               APPROX.                                                  ASSUMED
         EXPECTED RATINGS                        % OF        APPROX.     WEIGHTED                        FINAL
         ----------------   CERTIFICATE      CUT-OFF DATE    CREDIT      AVERAGE       PRINCIPAL      DISTRIBUTION
CLASS    S&P      MOODY'S    BALANCE(1)      POOL BALANCE   SUPPORT   LIFE(YRS)(2)     WINDOW(2)        DATE(2)       RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------

A-1      AAA       Aaa     $   16,719,000        0.496%      30.000%       3.04      01/07 - 10/11      10/15/11         Fixed
A-2      AAA       Aaa     $  291,337,000        8.642%      30.000%       4.83      10/11 - 12/11      12/15/11         Fixed
A-3      AAA       Aaa     $  161,040,000        4.777%      30.000%       6.98      12/13 - 12/13      12/15/13         Fixed
A-PB     AAA       Aaa     $   49,253,000        1.461%      30.000%       7.33      12/11 - 06/16      06/15/16         Fixed
A-4      AAA       Aaa     $  642,531,000       19.059%      30.000%       9.86      06/16 - 11/16      11/15/16         Fixed
A-1A     AAA       Aaa     $  699,011,000       20.734%      30.000%       8.81      01/07 - 11/16      11/15/16       Fixed(4)
X-P      AAA       Aaa     $3,240,519,000(3)      N/A          N/A          N/A           N/A           12/15/13      Variable(3)
A-M      AAA       Aaa     $  337,128,000       10.000%      20.000%       9.95      11/16 - 12/16      12/15/16         Fixed
A-J      AAA       Aaa     $  303,415,000        9.000%      11.000%       9.98      12/16 - 12/16      12/15/16         Fixed
B        AA+       Aa1     $   25,284,000        0.750%      10.250%       9.98      12/16 - 12/16      12/15/16         Fixed
C         AA       Aa2     $   33,713,000        1.000%       9.250%       9.98      12/16 - 12/16      12/15/16       Fixed(4)
D        AA-       Aa3     $   29,498,000        0.875%       8.375%       9.98      12/16 - 12/16      12/15/16       Fixed(4)
E         A         A2     $   46,355,000        1.375%       7.000%       9.98      12/16 - 12/16      12/15/16       Fixed(4)

NON-OFFERED CERTIFICATES

                                                       APPROX.                                             ASSUMED
              EXPECTED RATINGS                          % OF        APPROX.     WEIGHTED                    FINAL
              ----------------    CERTIFICATE       CUT-OFF DATE    CREDIT       AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS           S&P   MOODY'S      BALANCE(1)       POOL BALANCE    SUPPORT   LIFE(YRS)(2)   WINDOW(2)     DATE(2)      RATE TYPE
----------------------------------------------------------------------------------------------------------------------------------

A-4FL(5)(6)     AAA     Aaa      $  500,000,000         14.831%      30.000%      (5)           (5)          (5)        Floating
F (5)           A-       A3      $   37,927,000          1.125%       5.875%      (5)           (5)          (5)        Fixed(4)
G (5)          BBB+     Baa1     $   37,927,000          1.125%       4.750%      (5)           (5)          (5)        Fixed(4)
H (5)           BBB     Baa2     $   33,713,000          1.000%       3.750%      (5)           (5)          (5)         WAC(7)
J (5)          BBB-     Baa3     $   37,927,000          1.125%       2.625%      (5)           (5)          (5)         WAC(8)
K (5)           BB+     Ba1      $   12,642,000          0.375%       2.250%      (5)           (5)          (5)        Fixed(4)
L (5)           BB      Ba2      $    8,428,000          0.250%       2.000%      (5)           (5)          (5)        Fixed(4)
M (5)           BB-     Ba3      $    8,428,000          0.250%       1.750%      (5)           (5)          (5)        Fixed(4)
N (5)           B+       B1      $    4,214,000          0.125%       1.625%      (5)           (5)          (5)        Fixed(4)
O (5)            B       B2      $    8,429,000          0.250%       1.375%      (5)           (5)          (5)        Fixed(4)
P (5)           B-       B3      $    8,428,000          0.250%       1.125%      (5)           (5)          (5)        Fixed(4)
Q (5)           NR       NR      $   37,927,181          1.125%       0.000%      (5)           (5)          (5)        Fixed(4)
X-C(5)          AAA     Aaa      $3,371,274,181(3)        N/A          N/A        (5)           (5)          (5)        WAC-IO(3)

(1)   Subject to a permitted variance of plus or minus 5.0%.

(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.

(3)   The Class X-C and Class X-P Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the
      Class X-C and Class X-P Certificates as described in the Prospectus
      Supplement. The interest rate applicable to each of the Class X-C and
      Class X-P Certificates for each distribution date will be as described in the Prospectus Supplement.

(4)   The pass-through rate applicable to each of the Class A-1A, Class C, Class
      D, Class E, Class F, Class G, Class K, Class L, Class M, Class N, Class O,
      Class P and Class Q Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate
      (calculated as described in the Prospectus Supplement) for such date.

(5)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
      Offered Certificates.

(6)   The certificate balance of the Class A-4FL Certificates will be equal to the certificate balance of the Class A-4FL Regular Interest. The pass-through rate applicable to the Class A-4 FL Certificates on each distribution date will be a per annum rate equal to LIBOR plus %. In addition, under certain circumstances described in the Prospectus
      Supplement, the pass-through rate applicable to the Class A-4FL
      Certificates may convert to a fixed rate equal to % per annum. The initial
      LIBOR rate will be determined on December 20, 2006, and subsequent LIBOR rates will be determined two LIBOR business days before the start of the related interest accrual period. See "DESCRIPTION OF THE SWAP
      CONTRACTS--The Swap Contracts" and "DESCRIPTION OF THE
      CERTIFICATES--Distributions" in the Prospectus Supplement. The ratings assigned to the Class A-4FL Certificates only reflect the receipt of a fixed rate of interest at a rate of % per annum, subject to a maximum pass-through rate equal to the applicable weighted average net mortgage rate for the related date. See "RATINGS" in the Prospectus Supplement.

(7)   The pass-through rate applicable to the Class H Certificates for any distribution date will be equal to the weighted average net mortgage rate
      (calulated as described in the Prospectus Supplement) minus % for the related date.

(8)   The pass-through rate applicable to the Class J Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                          LOAN GROUP 1 SHORT-TERM COLLATERAL SUMMARY
-----------------------------------------------------------------------------------------
 MORTGAGE
   LOAN                                                  CUT-OFF DATE          BALLOON
  NUMBER                    PROPERTY NAME                POOL BALANCE          BALANCE*
-----------------------------------------------------------------------------------------

CLASS A-1
               CLASS A-1 TOTAL BALLOON PAYMENT                              $         --
               CLASS A-1 AMORTIZATION                                         16,719,000
                                                                            ------------
               TOTAL CLASS A-1 CERTIFICATE BALANCE                          $ 16,719,000
                                                                            ============

CLASS A-2
     3         Galleria at Tyler                         $205,000,000       $205,000,000
    10         Deer Park Town Center                     $ 60,000,000         60,000,000
    45         Warner Crossings                          $ 17,300,000         17,300,000
    95         Big Dog Distribution Facility             $  7,630,000          7,174,619
                                                                            ------------
               CLASS A-2 TOTAL BALLOON PAYMENT                              $289,474,619
               CLASS A-2 AMORTIZATION                                          1,862,381
                                                                            ------------
               TOTAL CLASS A-2 CERTIFICATE BALANCE                          $291,337,000
                                                                            ============

CLASS A-3
     4         Centro International Wholesale Pool       $161,039,673       $161,039,673
                                                                            ------------
               CLASS A-3 TOTAL BALLOON PAYMENT                              $161,039,673
               CLASS A-3 AMORTIZATION                                                327
                                                                            ------------
               TOTAL CLASS A-3 CERTIFICATE BALANCE                          $161,040,000
                                                                            ============

CLASS A-PB
               CLASS A-PB TOTAL BALLOON PAYMENT                             $         --
               CLASS A-PB AMORTIZATION                                        49,253,000
                                                                            ------------
               TOTAL CLASS A-PB CERTIFICATE BALANCE                         $ 49,253,000
                                                                            ============

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                               WEIGHTED      WEIGHTED        WEIGHTED
 MORTGAGE                      AVERAGE       AVERAGE         AVERAGE       WEIGHTED
   LOAN         PROPERTY      REMAINING     REMAINING     CUT-OFF DATE     AVERAGE
  NUMBER          TYPE           TERM        IO TERM           LTV           DSCR
-----------------------------------------------------------------------------------------

CLASS A-1

CLASS A-2
     3           Retail          58            58            44.9%          1.97x
    10           Retail          58            58            46.5%          2.44x
    45           Office          60            60            75.2%          1.31x
    95         Industrial        60             0            74.1%          1.22x

                                 58            57            47.8%          2.01X

CLASS A-3        Retail          84            84            53.4%          2.31x

                                 84            84            53.4%          2.31X

CLASS A-PB

-----------------------------------------------------------------------------------------

*     The information presented above is intended to depict the assumed effect of the repayment of certain Mortgage Loans on certain Classes of
      Certificates. As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND
      MATURITY CONSIDERATIONS--Yield Considerations" in the Prospectus
      Supplement.

      Totals may not sum due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                 ALL
GENERAL CHARACTERISTICS(1)                                                  MORTGAGE LOANS       LOAN GROUP 1        LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans .................................................             142                102                  40
Number of Crossed Loan Pools .............................................               3                  2                   1
Number of Mortgaged Properties ...........................................             209                169                  40
Aggregate Balance of all Mortgage Loans ..................................  $3,371,274,181     $2,672,262,712     $   699,011,469

Number of Mortgage Loans with Balloon Payments(2) ........................              60                 47                  13
Aggregate Balance of Mortgage Loans with Balloon Payments(2) .............  $  839,066,302     $  671,869,833     $   167,196,469

Number of Mortgage Loans with Anticipated Repayment Date(3) ..............               6                  6                   0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(3) ...  $   52,608,776     $   52,608,776     $             0

Number of Fully Amortizing Mortgage Loans ................................               2                  1                   1
Aggregate Balance of Fully Amortizing Mortgage Loans .....................  $   13,700,000     $    6,700,000     $     7,000,000

Number of Interest Only Mortgage Loans(4) ................................              74                 48                  26
Aggregate Balance of Interest Only Mortgage Loans(4) .....................  $2,465,899,103     $1,941,084,103     $   524,815,000

Average Balance of Mortgage Loans ........................................  $   23,741,367     $   26,198,654     $    17,475,287
Minimum Balance of Mortgage Loans ........................................  $      840,000     $      840,000     $     2,460,000
Maximum Balance of Mortgage Loans ........................................  $  318,976,000     $  318,976,000     $    65,050,000

Maximum Balance for a group of cross-collateralized and cross-defaulted
  Mortgage Loans .........................................................  $   42,525,000(5)  $   42,525,000(5)  $    10,520,000(6)

Weighted Average LTV ratio(7)(8) .........................................            68.5%              67.4%               72.8%
Minimum LTV ratio(7)(8) ..................................................            40.5%              40.5%               55.7%
Maximum LTV ratio(7)(8) ..................................................            80.5%              80.5%               80.0%

Weighted Average LTV at Maturity or Anticipated Repayment Date(7)(8) .....            66.6%              65.4%               70.9%

Weighted Average DSCR(9) .................................................            1.57x              1.63x               1.32x
Minimum DSCR(9) ..........................................................            1.04x              1.04x               1.17x
Maximum DSCR(9) ..........................................................            2.44x              2.44x               1.94x

Weighted Average Mortgage Loan interest rate .............................           5.729%             5.715%              5.782%
Minimum Mortgage Loan interest rate ......................................           5.260%             5.280%              5.260%
Maximum Mortgage Loan interest rate ......................................           6.505%             6.450%              6.505%

Weighted Average Remaining Term to Maturity or Anticipated Repayment
  Date (months) ..........................................................             110                110                 108
Minimum Remaining Term to Maturity or Anticipated Repayment Date
  (months) ...............................................................              57                 58                  57
Maximum Remaining Term to Maturity or Anticipated Repayment Date
  (months) ...............................................................             240                120                 240
Weighted Average Occupany Rate(10) .......................................            93.7%              93.2%               95.6%
------------------------------------------------------------------------------------------------------------------------------------

(1)   With respect to 3 Mortgage Loans (loan numbers 2, 4 and 6), the related
      Mortgage Loan documents permit the related borrower to obtain additional future debt that will be pari passu in right of entitlement with the related Mortgage Loan. For purposes of these numbers it has been assumed that such future debt is not advanced. For a description of the DSCRs and
      LTV Ratios, see "Centro Syndicate 2 Pool", "Centro International Wholesale
      Pool" and "Newport Bluffs" herein.

(2)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.

(3)   Does not include Mortgage Loans that are interest-only for their entire term.

(4)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(5)   Consists of a group of 2 individual Mortgage Loans (loan numbers 26 and
      43).

(6)   Consists of a group of 3 individual Mortgage Loans (loan numbers 115, 126 and 134).

(7)   For a description of how the LTV Ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
      Loan Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
      Property Inspections and Certain Assumptions in Appraisals" in the
      Prospectus Supplement.

(8)   For purposes of determining the LTV Ratios for 14 Mortgaged Properties
      (loan numbers 1.02, 3, 8, 11, 16, 19, 32, 33, 98, 111, 123, 124, 129 and
      137), representing, by allocated loan amount, 15.9% of the Cut-Off Date
      Pool Balance (12 Mortgaged Properties in Loan Group 1 or 19.2% of the
      Cut-Off Date Group 1 Balance and 2 Mortgaged Properties in Loan Group 2 or
      3.6% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as-stabilized" appraised values as opposed to "as-is" values. See
      "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
      and "RISK FACTORS--Inspections and Appraisals May Not Accurately Reflect
      Value or Condition of Mortgaged Property" in the Prospectus Supplement.

(9)   For purposes of determining the DSCRs for 7 Mortgage Loans (loan numbers
      19, 32, 51, 89, 100, 121 and 125), representing 2.8% of the Cut-Off Date
      Pool Balance (5 Mortgage Loans in Loan Group 1 or 3.1% of the Cut-Off Date
      Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 1.5% of the
      Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. For a description of how the DSCRs for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage
      Loan Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" in
      the Prospectus Supplement.

(10)  Does not include 6 hospitality properties, representing, by allocated loan amount, 2.8% of the Cut-Off Date Pool Balance (3.6% of the Cut-Off Date
      Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

PROPERTY TYPE

                                                                     % OF
                       NUMBER OF     AGGREGATE         % OF      CUT-OFF DATE
                       MORTGAGED    CUT-OFF DATE   CUT-OFF DATE     GROUP 1
     PROPERTY TYPE    PROPERTIES     BALANCE(1)    POOL BALANCE     BALANCE
------------------------------------------------------------------------------

Retail                     69     $1,309,545,712      38.8%          49.0%
------------------------------------------------------------------------------
 Retail -- Anchored        43      1,047,700,938      31.1           39.2
------------------------------------------------------------------------------
 Retail -- Single
  Tenant                   10        133,061,240       3.9            5.0
------------------------------------------------------------------------------
 Retail - Unanchored       12         75,841,534       2.2            2.8
------------------------------------------------------------------------------
 Retail -- Shadow
  Anchored(4)               4         52,942,000       1.6            2.0
------------------------------------------------------------------------------
Multifamily                40        763,161,469      22.6            5.2
------------------------------------------------------------------------------
Office                     42        676,721,000      20.1           25.3
------------------------------------------------------------------------------
Industrial                 35        391,616,000      11.6           14.7
------------------------------------------------------------------------------
Hospitality                 6         95,600,000       2.8            3.6
------------------------------------------------------------------------------
Mobile Home Park            2         74,880,000       2.2            0.0
------------------------------------------------------------------------------
Mixed Use                   7         43,850,000       1.3            1.6
------------------------------------------------------------------------------
Self Storage                8         15,900,000       0.5            0.6
------------------------------------------------------------------------------
                          209     $3,371,274,181     100.0%         100.0%
------------------------------------------------------------------------------

                          % OF                                  WEIGHTED                    WEIGHTED
                      CUT-OFF DATE  WEIGHTED                    AVERAGE       MIN / MAX      AVERAGE
                         GROUP 2    AVERAGE     MIN / MAX     CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
     PROPERTY TYPE       BALANCE    DSCR(2)      DSCR(2)      LTV RATIO(3)   LTV RATIO(3)     RATE
-----------------------------------------------------------------------------------------------------

Retail                    0.0%       1.89x    1.04x / 2.44x      60.0%      41.3% / 80.5%    5.544%
-----------------------------------------------------------------------------------------------------
 Retail -- Anchored       0.0        2.05x    1.21x / 2.44x      56.5%      41.3% / 80.0%    5.469%
-----------------------------------------------------------------------------------------------------
 Retail -- Single
  Tenant                  0.0        1.16x    1.04x / 2.01x      77.9%      55.6% / 80.0%    5.747%
-----------------------------------------------------------------------------------------------------
 Retail - Unanchored      0.0        1.37x    1.15x / 2.39x      71.2%      52.1% / 80.5%    5.961%
-----------------------------------------------------------------------------------------------------
 Retail -- Shadow
  Anchored(4)             0.0        1.26x    1.19x / 1.50x      69.2%      63.6% / 79.3%    5.909%
-----------------------------------------------------------------------------------------------------
Multifamily              89.3        1.33x    1.17x / 1.94x      71.7%      55.7% / 80.0%    5.838%
-----------------------------------------------------------------------------------------------------
Office                    0.0        1.36x    1.20x / 1.75x      74.5%      40.5% / 80.0%    5.813%
-----------------------------------------------------------------------------------------------------
Industrial                0.0        1.45x    1.22x / 2.17x      77.5%      55.8% / 80.0%    5.885%
-----------------------------------------------------------------------------------------------------
Hospitality               0.0        1.40x    1.30x / 1.76x      70.9%      47.9% / 74.5%    6.080%
-----------------------------------------------------------------------------------------------------
Mobile Home Park         10.7        1.34x    1.33x / 1.36x      80.0%      80.0% / 80.0%    5.790%
-----------------------------------------------------------------------------------------------------
Mixed Use                 0.0        1.42x    1.23x / 1.71x      66.9%      59.9% / 77.9%    5.758%
-----------------------------------------------------------------------------------------------------
Self Storage              0.0        1.34x    1.29x / 1.35x      75.8%      75.7% / 75.8%    5.921%
-----------------------------------------------------------------------------------------------------
                        100.0%       1.57X    1.04X / 2.44X      68.5%      40.5% / 80.5%    5.729%
-----------------------------------------------------------------------------------------------------

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSCRs for 7 Mortgage Loans (loan numbers
      19, 32, 51, 89, 100, 121 and 125), representing 2.8% of the Cut-Off Date
      Pool Balance (5 Mortgage Loans in Loan Group 1 or 3.1% of the Cut-Off
      Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 1.5% of the
      Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
      Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" in the
      Prospectus Supplement.

(3)   For purposes of determining the LTV Ratios for 14 Mortgaged Properties
      (loan numbers 1.02, 3, 8, 11, 16, 19, 32, 33, 98, 111, 123, 124, 129 and
      137), representing 15.9% of the Cut-Off Date Pool Balance by allocated loan amount (12 Mortgaged Properties in Loan Group 1 or 19.2% of the
      allocated Cut-Off Date Group 1 Balance and 2 Mortgaged Properties in Loan
      Group 2 or 3.6% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as-stabilized" appraised values as opposed to "as-is"
      values. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
      Information" and "RISK FACTORS--Inspection and Appraisals May Not
      Accurately Reflect Value or Condition of Mortgaged Property" in the
      Prospectus Supplement.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

PROPERTY LOCATION

                                                                  % OF           % OF                     WEIGHTED     WEIGHTED
                  NUMBER OF     AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE       AVERAGE
                  MORTGAGED    CUT-OFF DATE    CUT-OFF DATE     GROUP 1        GROUP 2       AVERAGE    CUT-OFF DATE   MORTGAGE
    STATE        PROPERTIES     BALANCE(1)     POOL BALANCE     BALANCE        BALANCE       DSCR(2)    LTV RATIO(3)     RATE
--------------------------------------------------------------------------------------------------------------------------------

CA                    17      $  681,640,511       20.2%          18.6%          26.3%        1.54x        63.2%        5.682%
--------------------------------------------------------------------------------------------------------------------------------
 Southern(4)          14         613,097,511       18.2           16.1           26.3         1.50x        63.4%        5.686%
--------------------------------------------------------------------------------------------------------------------------------
 Northern(4)           3          68,543,000        2.0            2.6            0.0         1.84x        60.8%        5.650%
--------------------------------------------------------------------------------------------------------------------------------
TX                    15         271,170,183        8.0            8.1            7.9         1.44x        74.9%        5.812%
--------------------------------------------------------------------------------------------------------------------------------
IL                    10         262,245,000        7.8            9.7            0.4         2.06x        56.5%        5.489%
--------------------------------------------------------------------------------------------------------------------------------
GA                    27         227,487,000        6.7            8.3            0.9         1.37x        78.5%        5.916%
--------------------------------------------------------------------------------------------------------------------------------
IN                    11         223,280,000        6.6            6.5            7.2         1.35x        78.2%        5.866%
--------------------------------------------------------------------------------------------------------------------------------
NY                    12         220,292,779        6.5            8.2            0.0         1.67x        66.8%        5.613%
--------------------------------------------------------------------------------------------------------------------------------
FL                    13         194,562,252        5.8            7.3            0.0         1.43x        73.5%        5.788%
--------------------------------------------------------------------------------------------------------------------------------
AZ                    10         176,915,000        5.2            2.9           14.3         1.37x        71.3%        6.001%
--------------------------------------------------------------------------------------------------------------------------------
Other                 94       1,113,681,455       33.0           30.4           43.1         1.63x        68.2%        5.698%
--------------------------------------------------------------------------------------------------------------------------------
                     209      $3,371,274,181      100.0%         100.0%         100.0%        1.57X        68.5%        5.729%
--------------------------------------------------------------------------------------------------------------------------------

o     THE MORTGAGED PROPERTIES ARE LOCATED IN 38 STATES AND THE DISTRICT OF
      COLUMBIA.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSCRs for 7 Mortgage Loans (loan numbers
      19, 32, 51, 89, 100, 121 and 125), representing 2.8% of the Cut-Off Date
      Pool Balance (5 Mortgage Loans in Loan Group 1 or 3.1% of the Cut-Off Date
      Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 1.5% of the
      Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
      Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" in the
      Prospectus Supplement.

(3)   For purposes of determining the LTV Ratios for 14 Mortgaged Properties
      (loan numbers 1.02, 3, 8, 11, 16, 19, 32, 33, 98, 111, 123, 124, 129 and
      137), representing, by allocated loan amount, 15.9% of the Cut-Off Date
      Pool Balance (12 Mortgaged Properties in Loan Group 1 or 19.2% of the
      Cut-Off Date Group 1 Balance and 2 Mortgaged Properties in Loan Group 2 or
      3.6% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as-stabilized" appraised values as opposed to "as-is" values. See
      "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
      and "RISK FACTORS--Inspection and Appraisals May Not Accurately Reflect
      Value or Condition of Mortgaged Property" in the Prospectus Supplement.

(4)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
          RANGE OF                  MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
 CUT-OFF DATE BALANCES ($)            LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

840,000 - 2,000,000 ...........          5        $      7,528,000      0.2%      0.3%      0.0%
2,000,001 - 3,000,000 .........          9              22,804,511      0.7       0.7       0.8
3,000,001 - 4,000,000 .........          8              27,959,170      0.8       0.8       1.0
4,000,001 - 5,000,000 .........          8              37,490,000      1.1       0.9       2.1
5,000,001 - 6,000,000 .........          3              16,711,000      0.5       0.6       0.0
6,000,001 - 7,000,000 .........         11              71,850,000      2.1       1.9       2.8
7,000,001 - 8,000,000 .........          7              52,490,600      1.6       1.4       2.1
8,000,001 - 9,000,000 .........          7              59,847,796      1.8       1.6       2.5
9,000,001 - 10,000,000 ........          4              38,500,000      1.1       1.1       1.4
10,000,001 - 15,000,000 .......         25             310,782,000      9.2       7.8      14.7
15,000,001 - 20,000,000 .......         21             359,728,000     10.7       9.7      14.4
20,000,001 - 25,000,000 .......          8             180,975,000      5.4       2.5      16.4
25,000,001 - 30,000,000 .......          4             107,100,000      3.2       4.0       0.0
30,000,001 - 35,000,000 .......          5             162,515,000      4.8       3.7       9.1
35,000,001 - 40,000,000 .......          1              37,000,000      1.1       1.4       0.0
45,000,001 - 50,000,000 .......          2              99,000,000      2.9       1.8       7.2
50,000,001 - 55,000,000 .......          1              52,000,000      1.5       1.9       0.0
55,000,001 - 60,000,000 .......          4             231,950,000      6.9       4.4      16.3
65,000,001 - 70,000,000 .......          1              65,050,000      1.9       0.0       9.3
80,000,001 - 318,976,000 ......          8           1,429,993,103     42.4      53.5       0.0
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: $840,000                       MAX: $318,976,000                       AVERAGE: $23,741,367
-------------------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
       RANGE OF                     MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
UNDERWRITTEN DSCRS (X)                LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

1.00 - 1.04 ...................          1        $    100,000,000      3.0%      3.7%      0.0%
1.15 - 1.19 ...................          3              37,080,600      1.1       1.1       1.0
1.20 - 1.24 ...................         31             482,957,448     14.3       9.1      34.5
1.25 - 1.29 ...................         19             232,035,000      6.9       4.1      17.4
1.30 - 1.34 ...................         20             494,977,796     14.7      13.5      19.4
1.35 - 1.39 ...................         17             635,981,000     18.9      21.1      10.3
1.40 - 1.44 ...................         12             140,552,511      4.2       4.0       4.8
1.45 - 1.49 ...................          6              84,346,722      2.5       2.6       2.1
1.50 - 1.54 ...................          5              38,450,000      1.1       1.4       0.0
1.55 - 1.59 ...................          5             103,350,000      3.1       1.7       8.2
1.60 - 1.64 ...................          3              25,043,000      0.7       0.9       0.0
1.65 - 1.69 ...................          3              46,450,000      1.4       1.7       0.0
1.70 - 1.74 ...................          3              44,425,000      1.3       1.7       0.0
1.75 - 1.79 ...................          2              16,837,000      0.5       0.6       0.0
1.85 - 1.89 ...................          1              12,000,000      0.4       0.4       0.0
1.90 - 1.94 ...................          3              28,241,000      0.8       0.5       2.3
1.95 - 1.99 ...................          2             207,690,000      6.2       7.8       0.0
2.00 - 2.04 ...................          1                 840,000      0.0       0.0       0.0
2.15 - 2.19 ...................          2             185,000,000      5.5       6.9       0.0
2.30 - 3.79 ...................          3             455,017,103     13.5      17.0       0.0
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 1.04X                             MAX: 2.44X                            WTD. AVERAGE: 1.57X
-------------------------------------------------------------------------------------------------

MORTGAGE RATE
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
    RANGE OF                        MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
MORTGAGE RATES(%)                     LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

5.260 - 5.499 .................         13        $    975,817,103     28.9%     30.7%     22.1%
5.500 - 5.749 .................         40             610,722,980     18.1      17.6      20.3
5.750 - 5.999 .................         59           1,235,662,987     36.7      37.1      34.8
6.000 - 6.249 .................         24             469,445,111     13.9      13.6      15.1
6.250 - 6.499 .................          5              64,126,000      1.9       1.0       5.5
6.500 - 6.505 .................          1              15,500,000      0.5       0.0       2.2
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 5.260%                            MAX: 6.505%                          WTD. AVERAGE: 5.729%
-------------------------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
         RANGE OF                   MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
CUT-OFF DATE LTV RATIOS (%)           LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

40.51 - 50.00 .................          5        $    283,500,000      8.4%     10.6%      0.0%
50.01 - 55.00 .................          2             395,017,103     11.7      14.8       0.0
55.01 - 60.00 .................         10             259,090,000      7.7       9.0       2.7
60.01 - 65.00 .................         16             197,338,980      5.9       4.6      10.6
65.01 - 70.00 .................         20             273,817,000      8.1       5.9      16.4
70.01 - 75.00 .................         32             624,672,000     18.5      14.4      34.3
75.01 - 80.00 .................         56           1,330,839,098     39.5      40.4      35.9
80.01 - 80.46 .................          1               7,000,000      0.2       0.3       0.0
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 40.5%                             MAX: 80.5%                           WTD. AVERAGE: 68.5%
-------------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)
-------------------------------------------------------------------------------------------------
                                                                      % OF
      RANGE OF                      NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
MATURITY DATE OR ARD                MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
   LTV RATIOS (%)                     LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

0.00 - 5.00 ...................          2        $     13,700,000      0.4%      0.3%      1.0%
30.01 - 40.00 .................          3              18,050,000      0.5       0.7       0.0
40.01 - 50.00 .................          4             278,700,000      8.3      10.0       1.7
50.01 - 55.00 .................          9             424,711,083     12.6      15.8       0.5
55.01 - 60.00 .................          8             280,640,000      8.3      10.5       0.0
60.01 - 65.00 .................         20             221,565,796      6.6       5.7      10.0
65.01 - 70.00 .................         35             496,248,701     14.7      10.6      30.5
70.01 - 75.00 .................         32             751,782,600     22.3      21.5      25.3
75.01 - 80.00 .................         29             885,876,000     26.3      25.1      30.9
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 0.0%                              MAX: 80.0%                           WTD. AVERAGE: 66.6%
-------------------------------------------------------------------------------------------------

(1)   For purposes of determining the DSCRs for 7 Mortgage Loans (loan numbers
      19, 32, 51, 89, 100, 121 and 125), representing 2.8% of the Cut-Off Date
      Pool Balance (5 Mortgage Loans in Loan Group 1 or 3.1% of the Cut-Off Date
      Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 1.5% of the
      Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or cash reserves. See "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
      Information" and "RISK FACTORS--Risks Relating to Net Cash Flow" in the
      Prospectus Supplement.

(2)   For purposes of determining the LTV Ratios for 14 Mortgaged Properties
      (loan numbers 1.02, 3, 8, 11, 16, 19, 32, 33, 98, 111, 123, 124, 129 and
      137), representing, by allocated loan amount, 15.9% of the Cut-Off Date
      Pool Balance (12 Mortgaged Properties in Loan Group 1 or 19.2% of the
      Cut-Off Date Group 1 Balance and 2 Mortgaged Properties in Loan Group 2 or
      3.6% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as-stabilized" appraised values as opposed to "as-is" values. See
      "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
      and "RISK FACTORS--Inspection and Appraisals May Not Accurately Reflect
      Value or Condition of Mortgaged Property" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY
-------------------------------------------------------------------------------------------------
                                                                      % OF
           RANGE OF                 NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
       ORIGINAL TERM TO             MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
       MATURITY (MONTHS)              LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

0 -- 60 .......................         12        $    430,795,000     12.8%     10.8%     20.2%
61 -- 84 ......................          1             161,039,673      4.8       6.0       0.0
109 -- 120 ....................        128           2,772,439,508     82.2      83.1      78.8
229 -- 240 ....................          1               7,000,000      0.2       0.0       1.0
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 60                                MAX: 240                             WTD. AVERAGE: 111
-------------------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
-------------------------------------------------------------------------------------------------
                                                                      % OF
           RANGE OF                 NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
     ORIGINAL AMORTIZATION          MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
        TERMS (MONTHS)                LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

0 -- 120 ......................          1        $      6,700,000      0.2%      0.3%      0.0%
229 -- 264 ....................          2              13,250,000      0.4       0.2       1.0
265 -- 300 ....................          4              33,100,000      1.0       1.2       0.0
349 -- 360 ....................         59             809,625,078     24.0      24.0      23.9
361 -- 420 ....................          2              42,700,000      1.3       1.6       0.0
Non-Amortizing ................         74           2,465,899,103     73.1      72.6      75.1
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 120*                              MAX: 420                             WTD. AVERAGE: 357*
-------------------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
                                    MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
       TYPE OF IO PERIOD              LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

Non-Amortizing ................         74        $  2,465,899,103     73.1%     72.6%     75.1%
Partial Interest Only -
  Amortizing ..................         49             789,343,600     23.4      23.9      21.7
   1 -- 12 ....................          1               8,400,000      0.2       0.3       0.0
   13 -- 24 ...................          7              96,880,600      2.9       3.4       0.9
   25 -- 36 ...................         13             173,035,000      5.1       6.5       0.0
   37 -- 48 ...................          4              48,525,000      1.4       1.1       2.7
   49 -- 60 ...................         22             425,728,000     12.6      12.1      14.5
   61 -- 72 ...................          1              12,300,000      0.4       0.5       0.0
   73 -- 84 ...................          1              24,475,000      0.7       0.0       3.5
Amortizing - No Partial
Interest Only Period ..........         19             116,031,478      3.4       3.5       3.2
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 12                                MAX: 84*                             WTD. AVERAGE: 50*
-------------------------------------------------------------------------------------------------

*     Excludes non-amortizing loans and amortizing loans that do not benefit from a partial Interest-Only period.

SEASONING
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
                                    MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
      SEASONING (MONTHS)              LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

0 -- 12 .......................        142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 0                                 MAX: 6                               WTD. AVERAGE: 1
-------------------------------------------------------------------------------------------------

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY
-------------------------------------------------------------------------------------------------
                                                                      % OF
           RANGE OF                 NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
      REMAINING TERMS TO            MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
   MATURITY OR ARD (MONTHS)           LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

57 -- 60 ......................         12        $    430,795,000     12.8%     10.8%     20.2%
61 -- 84 ......................          1             161,039,673      4.8       6.0       0.0
109 -- 120 ....................        128           2,772,439,508     82.2      83.1      78.8
229 -- 240 ....................          1               7,000,000      0.2       0.0       1.0
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 57                                MAX: 240                             WTD. AVERAGE: 110
-------------------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM
-------------------------------------------------------------------------------------------------
                                                                      % OF
      RANGE OF REMAINING            NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
      STATED AMORTIZATION           MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
        TERMS (MONTHS)                LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

0 -- 120 ......................          1        $      6,700,000      0.2%      0.3%      0.0%
229 -- 264 ....................          2              13,250,000      0.4       0.2       1.0
265 -- 300 ....................          4              33,100,000      1.0       1.2       0.0
349 -- 360 ....................         59             809,625,078     24.0      24.0      23.9
361 -- 420 ....................          2              42,700,000      1.3       1.6       0.0
Non-Amortizing ................         74           2,465,899,103     73.1      72.6      75.1
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------
MIN: 120*                              MAX: 420                             WTD. AVERAGE: 357*
-------------------------------------------------------------------------------------------------

*     Excludes the non-amortizing loans.

PREPAYMENT PROVISION SUMMARY
-------------------------------------------------------------------------------------------------
                                                                      % OF
                                    NUMBER OF        AGGREGATE       INITIAL     % OF     % OF
                                    MORTGAGE        CUT-OFF DATE      POOL     GROUP 1   GROUP 2
     PREPAYMENT PROVISION             LOANS           BALANCE        BALANCE   BALANCE   BALANCE
-------------------------------------------------------------------------------------------------

Lockout/Defeasance/Open .......        105        $  1,943,188,181     57.6%     59.9%     49.0%
Yield Maintenance/Open ........         13             633,601,000     18.8      20.0      14.1
Lockout/Yield
  Maintenance/Open ............         17             272,085,000      8.1       5.1      19.4
Lockout/Defeasance/Open or
  Yield Maintenance/Open ......          4             250,200,000      7.4       9.4       0.0
Lockout/Defeasance or Yield
  Maintenance/Open ............          1             150,000,000      4.4       5.6       0.0
Lockout/Yield
  Maintenance/Open or
  Lockout/Defeasance/Open .....          2             122,200,000      3.6       0.0      17.5
-------------------------------------------------------------------------------------------------
                                       142        $  3,371,274,181    100.0%    100.0%    100.0%
-------------------------------------------------------------------------------------------------

SHADOW RATED LOANS*
----------------------------------------------------------------------------------------------
                                               % OF        % OF      % OF
      LOAN                                 INITIAL POOL   GROUP 1   GROUP 2
      NAME                  LOAN AMOUNT      BALANCE      BALANCE   BALANCE    S&P    MOODY'S
----------------------------------------------------------------------------------------------

Centro Syndicate
  2 Pool                    $233,977,430       6.9%         8.8%      0.0%     AA      Baa2
Galleria at Tyler            205,000,000       6.1          7.7       0.0     BBB--    Baa3
Centro
  International
  Wholesale
  Pool                       161,039,673       4.8          6.0       0.0     AA--     Baa2
Westfield Fox
  Valley                     150,000,000       4.4          5.6       0.0     BBB--    Baa3
Deer Park Town
  Center                      60,000,000       1.8          2.2       0.0      AAA      A3
----------------------------------------------------------------------------------------------
                            $810,017,103      24.0%        30.3%      0.0%
----------------------------------------------------------------------------------------------

*     S&P and Moody's have confirmed that the Mortgage Loans detailed in this table have, in the context of their inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                 NUMBER OF
                                                 MORTGAGE                               % OF      % OF
                                    MORTGAGE      LOANS /                              INITIAL   INITIAL
                                      LOAN       MORTGAGED    LOAN     CUT-OFF DATE     POOL      GROUP
            LOAN NAME                SELLER     PROPERTIES    GROUP      BALANCE       BALANCE   BALANCE
---------------------------------   --------   ------------   -----   --------------   -------   -------

Duke Realty Industrial Pool .....   Wachovia     1 / 27         1     $  318,976,000     9.5%     11.9%
Centro Syndicate 2 Pool(3) ......   Wachovia     1 / 16         1        233,977,430     6.9       8.8%
Galleria at Tyler ...............   Wachovia      1 / 1         1        205,000,000     6.1       7.7%
Centro International
  Wholesale Pool(3) .............   Wachovia     1 / 13         1        161,039,673     4.8       6.0%
Westfield Fox Valley ............   Wachovia      1 / 1         1        150,000,000     4.4       5.6%
Newport Bluffs(1) ...............   Wachovia      1 / 1         1        132,000,000     3.9       4.9%
Renaissance Tower Office
  Building ......................   Wachovia      1 / 1         1        129,000,000     3.8       4.8%
21-25 West 34th Street ..........   Wachovia      1 / 1         1        100,000,000     3.0       3.7%
La Jolla International
  Apartments ....................    Artesia      1 / 1         2         65,050,000     1.9       9.3%
Deer Park Town Center ...........   Wachovia      1 / 1         1         60,000,000     1.8       2.2%
                                               ------------           --------------    ----
                                                 10 / 63              $1,555,043,103    46.1%
                                               ============           ==============    ====

Dakota Square Mall ..............   Wachovia      1 / 1         1     $   58,000,000     1.7%      2.2%
La Scala Apartments .............    Artesia      1 / 1         2         57,150,000     1.7       8.2%
Pennwood Crossing MHP ...........   Wachovia      1 / 1         2         56,800,000     1.7       8.1%
Alhambra Towers .................   Wachovia      1 / 1         1         52,000,000     1.5       1.9%
AMLI at Riverbend ...............   Wachovia      1 / 1         2         50,000,000     1.5       7.2%
Hilton - Providence, RI .........   Wachovia      1 / 1         1         49,000,000     1.5       1.8%
Las Colinas Portfolio ...........   Wachovia      2 / 2         1         42,525,000     1.3       1.6%
Arcadia Gateway Center
  Portfolio .....................   Wachovia      3 / 3         1         38,000,000     1.1       1.4%
New Market Pool .................   Wachovia      1 / 6         1         37,000,000     1.1       1.4%
Crossroads Technology
  Park ..........................   Wachovia      1 / 1         1         35,000,000     1.0       1.3%
                                               ------------           --------------    ----
                                                 13 / 18              $  475,475,000    14.1%
                                               ============           ==============    ====

                                                                      --------------    ----
                                                 23 / 81              $2,030,518,103    60.2%
                                               ============           ==============    ====

                                                                           CUT-OFF DATE                  WEIGHTED
                                                                             BALANCE      WEIGHTED       AVERAGE
                                                                           PER SF/UNIT/   AVERAGE      CUT-OFF DATE
            LOAN NAME                          PROPERTY TYPE               PAD/ROOM(1)    DSCR(1)    LTV RATIO(1)(2)
---------------------------------   ------------------------------------   ------------   --------   ---------------

Duke Realty Industrial Pool .....   Industrial -- Distribution/Warehouse     $     38      1.39x          80.0%
Centro Syndicate 2 Pool(3) ......   Retail -- Various                        $     71      2.39x          52.1%
Galleria at Tyler ...............   Retail -- Anchored                       $    363      1.97x          44.9%
Centro International
  Wholesale Pool(3) .............   Retail -- Anchored                       $     91      2.31x          53.4%
Westfield Fox Valley ............   Retail -- Anchored                       $    272      2.15x          57.9%
Newport Bluffs(1) ...............   Multifamily -- Conventional              $250,951      1.35x          71.0%
Renaissance Tower Office
  Building ......................   Office -- CBD                            $     75      1.34x          79.9%
21-25 West 34th Street ..........   Retail -- Single Tenant                  $  3,584      1.04x          80.0%
La Jolla International
  Apartments ....................   Multifamily -- Conventional              $162,625      1.22x          70.7%
Deer Park Town Center ...........   Retail -- Anchored                       $    176      2.44x          46.5%

                                                                                           1.79X          63.8%

Dakota Square Mall ..............   Retail -- Anchored                       $     84      1.30x          80.0%
La Scala Apartments .............   Multifamily -- Conventional              $161,441      1.23x          70.1%
Pennwood Crossing MHP ...........   Mobile Home Park                         $ 52,641      1.33x          80.0%
Alhambra Towers .................   Office -- Suburban                       $    298      1.21x          80.0%
AMLI at Riverbend ...............   Multifamily -- Conventional              $ 50,201      1.20x          71.9%
Hilton - Providence, RI .........   Hospitality -- Full Service              $178,832      1.33x          73.1%
Las Colinas Portfolio ...........   Office -- Suburban                       $    110      1.62x          69.1%
Arcadia Gateway Center
  Portfolio .....................   Various                                  $    242      1.21x          77.1%
New Market Pool .................   Office -- Suburban                       $     79      1.25x          78.4%
Crossroads Technology
  Park ..........................   Industrial -- Light Industrial           $    109      2.17x          59.9%

                                                                                           1.36X          74.5%

                                                                                           1.69X          66.3%

                                      WEIGHTED
                                      AVERAGE      WEIGHTED
                                     LTV RATIO     AVERAGE
                                    AT MATURITY    MORTGAGE
            LOAN NAME               OR ARD(1)(2)     RATE
---------------------------------   ------------   --------

Duke Realty Industrial Pool .....      80.0%        5.914%
Centro Syndicate 2 Pool(3) ......      52.1%        5.440%
Galleria at Tyler ...............      44.9%        5.305%
Centro International
  Wholesale Pool(3) .............      53.4%        5.420%
Westfield Fox Valley ............      57.9%        5.370%
Newport Bluffs(1) ...............      71.0%        6.104%
Renaissance Tower Office
  Building ......................      74.6%        5.850%
21-25 West 34th Street ..........      80.0%        5.760%
La Jolla International
  Apartments ....................      70.7%        5.490%
Deer Park Town Center ...........      46.5%        5.590%

                                       63.4%        5.629%

Dakota Square Mall ..............      70.7%        5.889%
La Scala Apartments .............      70.1%        5.490%
Pennwood Crossing MHP ...........      80.0%        5.790%
Alhambra Towers .................      80.0%        5.880%
AMLI at Riverbend ...............      67.0%        5.700%
Hilton - Providence, RI .........      66.3%        6.200%
Las Colinas Portfolio ...........      69.1%        5.700%
Arcadia Gateway Center
  Portfolio .....................      77.1%        6.070%
New Market Pool .................      73.4%        6.120%
Crossroads Technology
  Park ..........................      59.9%        5.660%

                                       71.7%        5.839%

                                       65.3%        5.679%

___________________

(1)   The Newport Bluffs Loan is part of a split loan structure that includes one pari passu companion loan that is not included in the Trust Fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV Ratios, DSCRs and Cut-Off Date Balance per unit are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan or future pari passu companion loan.

(2)   The appraised values for the 2425 East Hadley Road Mortgaged Property
      (securing a portion of the Duke Realty Industrial Pool Loan) and the
      Mortgaged Properties securing the Galleria at Tyler Loan, the 21-25 West
      34th Street Loan, the Dakota Square Mall Loan and the Hilton --
      Providence, RI Loan are based upon "as-stabilized" appraised values (as opposed to "as is " values). See "DESCRIPTION OF THE MORTGAGE
      POOL--Additional Mortgage Loan Information" and "RISK FACTORS--Inspection
      and Appraisals May Not Accurately Reflect Value or Condition of Mortgaged
      Property" in the Prospectus Supplement.

(3)   With respect to each of these Mortgage Loans, unless otherwise specified, the calculations of the LTV Ratio, DSCR and Cut-Off Date Balance per
      square foot are based on the indebtedness of, or debt service on, as applicable, the related Mortgage Loan, and assumes that no related future pari passu companion loan has been advanced.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       16

                                                                         ANNEX D

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $318,976,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     9.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                  Duke Realty Corporation
TYPE OF SECURITY(1)                                                         Both
PARTIAL RELEASE(2)                                                           Yes
MORTGAGE RATE                                                             5.914%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES                                 None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                          Springing
   REPLACEMENT(4)                                 None
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                $318,976,000
CUT-OFF DATE BALANCE/SF                                                      $38
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          80.0%
UW DSCR ON NCF                                                             1.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                27
LOCATION                                                                 Various
PROPERTY TYPE                                              Industrial -- Various
SIZE (SF)                                                              8,324,477
OCCUPANCY AS OF NOVEMBER 1, 2006                                           95.5%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                     $398,720,000
PROPERTY MANAGEMENT                                                  Duke Realty
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $33,284,537
UW TOTAL EXPENSES                                                     $5,302,909
UW NET OPERATING INCOME (NOI)                                        $27,981,628
UW NET CASH FLOW (NCF)                                               $26,216,318
--------------------------------------------------------------------------------

(1)  The Mortgaged Properties are each secured by a fee interest with the exception of the 163 Portside Court Mortgaged Property that is secured by a leasehold mortgage.

(2)  The Duke Realty Industrial Pool Loan allows for partial release with yield maintenance premiums and other fees subject to certain tests as specified in the related Mortgage Loan documents. See "Release" below.

(3)  Ongoing monthly tax and insurance reserves will be required upon an event of default as specified in the related Mortgage Loan documents.

(4)  In lieu of requiring monthly replacement reserves, the borrower has provided an indemnity for up to $2,000,000 for costs associated with ongoing maintenance.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

                           DUKE REALTY INDUSTRIAL POOL

                                                ALLOCATED
                                                 CUT-OFF
                                                 DATE        YEAR     TOTAL
PROPERTY NAME                  LOCATION         BALANCE     BUILT       SF
-------------------------   --------------   ------------   -----   ---------

400 South Enterprise          Lebanon, IN    $ 25,840,000    2002     842,000
   Boulevard
2425 East Hadley Road       Plainfield, IN     22,960,000    2006     650,760
250 Declaration Drive        McDonough, GA     20,800,000    2001     759,300
2209-2233 Stafford Road     Plainfield, IN     20,080,000    2002     600,576
500-520 South Enterprise      Lebanon, IN      19,360,000    2004     689,009
   Boulevard
163 Portside Court           Savannah, GA      18,696,000    2004     200,000
3201 Centre Parkway         East Point, GA     18,600,000    2003     607,650
1581 South Perry Road       Plainfield, IN     17,760,000    2000     481,874
1551 South Perry Road       Plainfield, IN     16,080,000    2000     450,000
185 North Mount Zion Road     Lebanon, IN      15,120,000    2000     418,400
1390 South Perry Road       Plainfield, IN     14,160,000    2004     426,326
322 South Enterprise          Lebanon, IN      12,800,000    1999     395,679
   Boulevard
4200 North Commerce Drive   East Point, GA     10,400,000    2005     301,200
6655 Sugarloaf Parkway        Duluth, GA        9,740,000    1998     250,000
420 East Enterprise           Lebanon, IN       9,120,000    2003     250,000
   Boulevard
3079 Premiere Parkway         Duluth, GA        9,000,000    1998     101,600
175 Alcovy Industrial         Dacula, GA        8,520,000    2004     108,400
   Boulevard
2850 Premiere Parkway         Duluth, GA        7,680,000    1997      86,000
3800 Centre Parkway -         Atlanta, GA       6,240,000    1988      60,177
   Building 1400
2855 Premiere Parkway         Duluth, GA        6,100,000    1999      89,636
3900 North Commerce Drive     Atlanta, GA       5,720,000    2005     129,842
2775 Premiere Parkway         Duluth, GA        5,240,000    1997      79,110
198 Gulfstream Road          Savannah, GA       4,280,000    1997     150,000
3800 Centre Parkway -         Atlanta, GA       4,240,000    1990      44,306
   Building 1800
3800 Centre Parkway -         Atlanta, GA       3,520,000    1988      61,318
   Building 2400
3800 Centre Parkway -         Atlanta, GA       3,520,000    1990      57,168
   Building 2600
3800 Centre Parkway -         Atlanta, GA       3,400,000    1990      34,146
   Building 2000
                                             ------------           ---------
TOTAL/AVERAGE                                $318,976,000           8,324,477
                                             ============           =========

                            CUT-OFF
                              DATE                  UNDERWRITTEN                   APPRAISED
                            BALANCE                   NET CASH        APPRAISED    VALUE PER
PROPERTY NAME                PER SF   OCCUPANCY*        FLOW            VALUE          SF
-------------------------   -------   ----------   --------------   ------------   ---------

400 South Enterprise         $ 31       100.0%     $ 2,051,441      $ 32,300,000      $ 38
   Boulevard
2425 East Hadley Road        $ 35        61.5%       1,656,177        28,700,000      $ 44
250 Declaration Drive        $ 27        90.0%       1,723,442        26,000,000      $ 34
2209-2233 Stafford Road      $ 33       100.0%       1,538,416        25,100,000      $ 42
500-520 South Enterprise     $ 28        96.4%       1,612,340        24,200,000      $ 35
   Boulevard
163 Portside Court           $ 93       100.0%       1,467,659        23,370,000      $117
3201 Centre Parkway          $ 31       100.0%       1,291,432        23,250,000      $ 38
1581 South Perry Road        $ 37       100.0%       1,903,020        22,200,000      $ 46
1551 South Perry Road        $ 36       100.0%       1,362,884        20,100,000      $ 45
185 North Mount Zion Road    $ 36       100.0%       1,269,124        18,900,000      $ 45
1390 South Perry Road        $ 33       100.0%         878,269        17,700,000      $ 42
322 South Enterprise         $ 32       100.0%       1,087,882        16,000,000      $ 40
   Boulevard
4200 North Commerce Drive    $ 35       100.0%         709,166        13,000,000      $ 43
6655 Sugarloaf Parkway       $ 39       100.0%         834,616        12,175,000      $ 49
420 East Enterprise          $ 36       100.0%         856,023        11,400,000      $ 46
   Boulevard
3079 Premiere Parkway        $ 89       100.0%         812,293        11,250,000      $111
175 Alcovy Industrial        $ 79       100.0%         675,063        10,650,000      $ 98
  Boulevard
2850 Premiere Parkway        $ 89       100.0%         746,549         9,600,000      $112
3800 Centre Parkway -        $104       100.0%         573,123         7,800,000      $130
   Building 1400
2855 Premiere Parkway        $ 68       100.0%         603,496         7,625,000      $ 85
3900 North Commerce Drive    $ 44       100.0%         410,910         7,150,000      $ 55
2775 Premiere Parkway        $ 66        80.6%         505,405         6,550,000      $ 83
198 Gulfstream Road          $ 29       100.0%         361,359         5,350,000      $ 36
3800 Centre Parkway -        $ 96       100.0%         406,216         5,300,000      $120
   Building 1800
3800 Centre Parkway -        $ 57        90.8%         299,182         4,400,000      $ 72
   Building 2400
3800 Centre Parkway -        $ 62       100.0%         331,368         4,400,000      $ 77
   Building 2600
3800 Centre Parkway -        $100       100.0%         249,463         4,250,000      $124
   Building 2000
                                                   -----------      ------------
TOTAL/AVERAGE                $ 38        95.5%     $26,216,318      $398,720,000      $ 48
                                                   ===========      ============

----------
*    Occupancy date as of November 1, 2006 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                     % OF NET                            % OF
                                         RATINGS       NET RENTABLE  RENTABLE    BASE    ANNUAL BASE  TOTAL ANNUAL        LEASE
TENANT                              S&P/MOODY'S/FITCH    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT      EXPIRATION
----------------------------------  -----------------  ------------  --------  --------  -----------  ------------  ----------------

MAJOR TENANTS
   Case LLC* .....................      NR/NR/NR         1,092,000     13.1%   $ 3.06    $ 3,344,440   11.6%        Multiple Spaces*
   The Clorox Sales Company ......      NR/NR/NR           607,650      7.3    $ 2.49      1,513,049    5.2                July 2014
   NAL Worldwide .................      NR/NR/NR           450,000      5.4    $ 3.44      1,548,000    5.4               March 2010
   Nice-Pak Products .............      NR/NR/NR           426,326      5.1    $ 2.42      1,031,709    3.6              August 2012
   Pamida, Inc ...................      NR/NR/NR           418,400      5.0    $ 3.41      1,428,139    4.9                June 2015
   Ozburn-Hessey Logistics, LLC ..      NR/NR/NR           400,225      4.8    $ 3.31      1,324,745    4.6                July 2011
   Hachete Book Group, USA, Inc...      NR/NR/NR           395,679      4.8    $ 3.08      1,218,691    4.2               April 2012
   Rheem Sales Company, Inc. .....      NR/NR/NR           354,000      4.3    $ 2.55        902,700    3.1                 May 2011
   Genco I, Inc. .................      NR/NR/NR           329,700      4.0    $ 2.71        892,388    3.1                July 2011
   Aurora Parts & Accessories ....      NR/NR/NR           306,397      3.7    $ 2.56        784,376    2.7            February 2012
                                                         ---------    -----              -----------  -----
   TOTAL MAJOR TENANTS ...........                       4,780,377     57.4%   $ 2.93    $13,988,237   48.4%
NON-MAJOR TENANTS ................                       3,171,980     38.1    $ 4.70     14,918,249   51.6
OCCUPIED TOTAL ...................                       7,952,357     95.5%   $ 3.63    $28,906,486  100.0%
VACANT SPACE .....................                         372,120      4.5              ===========  =====
                                                         ---------    -----
PROPERTY TOTAL ...................                       8,324,477    100.0%
                                                         ==========   =====

*    Case LLC occupies approximately 842,000 square feet in the 400 South
     Enterprise Boulevard Mortgaged Property, which expire in May 2015 and approximately 250,000 square feet in the 420 East Enterprise Boulevard
     Mortgaged Property, which expire in October 2014.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                                                                                % OF    CUMULATIVE    % OF      CUMULATIVE % OF
                                    # OF LEASES  WA BASE RENT/SF   TOTAL SF  TOTAL SF    % OF SF    BASE RENT      BASE RENT
             YEAR                     EXPIRING       EXPIRING      EXPIRING  EXPIRING*   EXPIRING*   EXPIRING*     EXPIRING*
----------------------------------  -----------  ---------------  ---------  ---------  ----------  ----------  ---------------

   2006                                   5           $3.89          88,074     1.1%        1.1%        1.2%          1.2%
   2007                                   7           $4.72         565,654     6.8%        7.9%        9.2%         10.4%
   2008                                  11           $5.83         367,499     4.4%       12.3%        7.4%         17.8%
   2009                                   7           $7.87         148,693     1.8%       14.1%        4.1%         21.9%
   2010                                  10           $3.64         817,426     9.8%       23.9%       10.3%         32.2%
   2011                                   8           $3.57       1,386,284    16.7%       40.5%       17.1%         49.3%
   2012                                   6           $2.85       1,334,814    16.0%       56.6%       13.1%         62.4%
   2013                                   3           $2.53         687,621     8.3%       64.8%        6.0%         68.5%
   2014                                   3           $3.85       1,057,650    12.7%       77.5%       14.1%         82.6%
   2015                                   4           $3.36       1,498,642    18.0%       95.5%       17.4%        100.0%
   2016                                   0           $0.00               0     0.0%       95.5%        0.0%        100.0%
Thereafter                                0           $0.00               0     0.0%       95.5%        0.0%        100.0%
   Vacant                                 0              NA         372,120     4.5%      100.0%        0.0%        100.0%
-------------------------------------------------------------------------------------------------------------------------------

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           DUKE REALTY INDUSTRIAL POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Duke Realty Industrial Pool Loan") is
     secured by first mortgages or deeds of trust encumbering 27 industrial distribution centers located in Georgia and Indiana. The Duke Realty
     Industrial Pool Loan represents approximately 9.5% of the Cut-Off Date Pool
     Balance. The Duke Realty Industrial Pool Loan was originated on November 7,
     2006 and has an aggregate principal balance as of the Cut-Off Date of
     $318,976,000. The Duke Realty Industrial Pool Loan provides for interest-only payments for the entire loan term.

     The Duke Realty Industrial Pool Loan has a remaining term of 119 months and matures on November 11, 2016. The Duke Realty Industrial Pool Loan may be
     prepaid at any time during its term with the payment of the greater of yield maintenance or 1% of the prepaid amount, and may be prepaid without the payment of a yield maintenance premium or penalty on or after May 11,
     2016.

o    THE BORROWER. The borrower is Duke Secured Financing 2006, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Duke Realty Industrial
     Pool Loan. The sponsor of the borrower is Duke Realty Corporation ("Duke
     Realty"). Founded in 1972, Duke Realty (NYSE: DRE) is a publicly-traded real estate investment trust headquartered in Indianapolis, Indiana that specializes in the ownership, construction, development, leasing and management of office, industrial, medical office and retail real estate throughout the United States. Duke Realty's current portfolio consists of approximately 112.9 million square feet of commercial space and approximately 6,500 acres of undeveloped land. As of November 27, 2006,
     Duke Realty was rated "BBB+" (S&P), "Baa1" (Moody's) and "BBB+" (Fitch).

o    THE PROPERTIES. The Mortgaged Properties consist of 27 industrial distribution and distribution/warehouse centers comprised of approximately
     8.3 million square feet located in various cities throughout Georgia and
     Indiana. As of November 1, 2006, the occupancy rate for the Mortgaged
     Properties securing the Duke Realty Industrial Pool Loan was approximately
     95.5%.

o    RELEASE. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including (i) no event of default shall have occurred and be continuing, (ii) payment of 100% of the then outstanding allocated loan amount (plus the applicable yield maintenance premium thereon) related to such releases in the aggregate less than one half of the original principal balance of the Duke Realty Industrial Pool
     Loan or payment of 110% of the then outstanding allocated loan amount (plus the applicable yield maintenance premium thereon) related to such releases in the aggregate in excess of one half of the original principal balance of the Duke Realty Industrial Pool Loan, (iii) a 1.20x debt service coverage ratio for the remaining Mortgaged Properties immediately following such release and (iv) an 80.0% loan-to-value ratio for the remaining Mortgaged
     Properties immediately following such release after the tenth release of any individual Mortgaged Property.

o    SUBSTITUTION. The borrower may substitute Mortgaged Properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including (i) no event of default shall have occurred and be continuing, (ii) the debt service coverage ratio for the substituted Mortgaged Property shall not be less than the greater of 1.20x or the debt service coverage ratio for the substituted property as of the time of the substitution and (iii) the loan-to-value ratio for the substituted Mortgaged Property shall be no greater than the lesser of 80% or the loan-to-value ratio of the substituted Mortgaged Property based on the allocated loan amount immediately prior to substitution.

o    LOCKBOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. Duke Realty, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Duke Realty Industrial
     Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       24

--------------------------------------------------------------------------------
                             CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $233,977,430
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  Centro Properties Group
TYPE OF SECURITY                                                            Both
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             5.440%
MATURITY DATE                                                   December 9, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM/AMORTIZATION                                                120/IO
REMAINING TERM/AMORTIZATION                                               120/IO
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S)                                              AA/Baa2
UP-FRONT RESERVES                             None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(2)                      Springing
   REPLACEMENT(3)                        Springing
ADDITIONAL FINANCING(4)(5)                                                  None
CUT-OFF DATE BALANCE                                                $233,977,430
CUT-OFF DATE BALANCE/SF                                                      $71
CUT-OFF DATE LTV                                                           52.1%
MATURITY DATE LTV                                                          52.1%
UW DSCR ON NCF                                                             2.39x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                16
LOCATION                                                        Various, Various
PROPERTY TYPE                                                  Retail -- Various
SIZE (SF)                                                              3,281,027
OCCUPANCY AS OF AUGUST 1, 2006(6)                                          97.5%
YEAR BUILT/YEAR RENOVATED                                        Various/Various
APPRAISED VALUE                                                     $449,450,000
PROPERTY MANAGEMENT                                       Centro Watt Management
                                                             Joint Venture 2, LP
UW ECONOMIC OCCUPANCY                                                      96.6%
UW REVENUES                                                         $ 48,361,352
UW TOTAL EXPENSES                                                   $ 15,130,445
UW NET OPERATING INCOME (NOI)                                       $ 33,230,907
UW NET CASH FLOW (NCF)                                              $ 30,439,034
--------------------------------------------------------------------------------

(1)  See "Release" below.

(2)  Ongoing monthly tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

(3)  Ongoing monthly deposits of $73,810 to the replacement reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(4)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) the borrower has not obtained other permitted secured debt, (ii) the combined maximum loan-to-value ratio for the Mortgaged Properties must not exceed 80.0%, (iii) the combined minimum debt service coverage ratio for the Mortgaged Properties shall be equal to or greater than 1.25x, (iv) written confirmation from the Rating Agencies that such additional debt will not cause the ratings of any Certificates to be downgraded, qualified or withdrawn and (v) certain other conditions as specified in the related Mortgage Loan documents.

(5)  Future pari passu debt is permitted subject to certain conditions as specified in the related Mortgage Loan documents including, but not limited to: (i) the borrower has not obtained other permitted mezzanine debt (ii)
     the combined maximum loan-to-value ratio for the Mortgaged Properties must not exceed 52.06%, (iii) the combined minimum debt service coverage ratio for the Mortgaged Properties shall be equal to or greater than 2.39x and
     (iv) certain other conditions as specified in the related Mortgage Loan documents.

(6)  For all Mortgaged Properties, with the exception of Dalewood Shopping
     Center, for which the occupancy date is as of October 30, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CENTRO SYNDICATE 2 POOL SUMMARY
--------------------------------------------------------------------------------

                                            ALLOCATED
                                          CUT-OFF DATE   MORTGAGED   YEAR BUILT/     TOTAL
PROPERTY NAME              LOCATION          BALANCE      INTEREST    RENOVATED        SF
--------------------------------------------------------------------------------------------

Wendover
   Place .........   Greensboro, NC       $ 32,276,339      Fee       1997 / NA      406,769
Dalewood
   Shopping
   Center ........   Hartsdale, NY          31,755,753      Fee      1970 / 2005     191,085
Grand
   Traverse
   Crossing ......   Traverse City, MI      17,960,221      Fee       1996 / NA      387,273
Spradlin Farm
   Retail
   Center ........   Christiansburg, VA     16,919,049      Fee       2000 / NA      181,055
Lehigh
   Shopping
   Center ........   Bethlehem, PA          15,981,994      Fee      1962 / 2003     372,243
Trinity
   Commons .......   Fort Worth, TX         15,617,583   Leasehold    1998 / NA      197,424
Oakwood
   Commons .......   Hermitage, TN          14,316,118      Both      1988 / NA      278,017
Parkway Plaza
                     Carle Place, NY        14,055,825      Fee       1973 / NA       89,704
Rutland Plaza ....   Rutland, VT            14,003,767      Fee      1960 / 1996     224,514
Southport
   Centre I-VI ...   Apple Valley, MN       13,014,653      Fee       1992 / NA      124,937
Watson Glen ......   Franklin, TN           12,103,627      Fee       1988 / NA      264,360
College Plaza ....   Selden, NY             10,932,308      Fee      1977 / 1994     175,086
Torrington
   Plaza .........   Torrington, CT          8,902,023      Fee       1975 / NA      125,710
Tri-City Plaza ...   Somersworth, NH         7,652,616      Fee      1968 / 1992     146,947
Westgate
   Plaza .........   Westfield, MA           5,674,389      Fee      1969 / 1996     103,903
Northern Hills ...   South Windsor, CT       2,811,165      Fee       2002 / NA       12,000
                                          ------------                             ---------
                                          $233,977,430                             3,281,027
                                          ============                             =========

                        CUT-OFF                                                 APPRAISED
                     DATE BALANCE                 UNDERWRITTEN     APPRAISED      VALUE
PROPERTY NAME           PER SF      OCCUPANCY*   NET CASH FLOW       VALUE        PER SF
-----------------------------------------------------------------------------------------

Wendover
   Place .........       $ 79         100.0%      $ 3,959,697    $ 62,000,000      $152
Dalewood
   Shopping
   Center ........       $166          98.4%        3,897,460      61,000,000      $319
Grand
   Traverse
   Crossing ......       $ 46          97.9%        2,389,239      34,500,000      $ 89
Spradlin Farm
   Retail
   Center ........       $ 93         100.0%        2,145,996      32,500,000      $180
Lehigh
   Shopping
   Center ........       $ 43          95.1%        2,185,356      30,700,000      $ 82
Trinity
   Commons .......       $ 79          94.9%        2,175,689      30,000,000      $152
Oakwood
   Commons .......       $ 51          98.0%        1,880,893      27,500,000      $ 99
Parkway Plaza
                         $157          94.0%        1,737,500      27,000,000      $301
Rutland Plaza ....       $ 62          97.8%        1,817,242      26,900,000      $120
Southport
   Centre I-VI ...       $104          97.8%        1,734,766      25,000,000      $200
Watson Glen ......       $ 46         100.0%        1,679,661      23,250,000      $ 88
College Plaza ....       $ 62          97.1%        1,291,918      21,000,000      $120
Torrington
   Plaza .........       $ 71          96.0%        1,357,556      17,100,000      $136
Tri-City Plaza ...       $ 52          98.0%          982,349      14,700,000      $100
Westgate
   Plaza .........       $ 55          88.3%          826,534      10,900,000      $105
Northern Hills ...       $234         100.0%          377,177       5,400,000      $450
                                                  -----------    ------------
                         $ 88          97.5%      $30,439,034    $449,450,000      $137
                                                  ===========    ============

*    Occupancy date as of August 1, 2006 for all Mortgaged Properties with the exception of Dalewood Shopping Center, for which the occupancy date is as of October 30, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                            CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                 % OF NET                           % OF TOTAL
                                   RATINGS(1)      NET RENTABLE   RENTABLE   BASE RENT     ANNUAL       ANNUAL          LEASE
TENANT                         S&P/MOODY'S/FITCH     AREA (SF)      AREA        PSF      BASE RENT    BASE RENT       EXPIRATION
-----------------------------  -----------------  -------------  ----------  ---------  -----------  ----------  ------------------

MAJOR TENANTS
   Wal-Mart .................      AA/Aa2/AA          201,272       6.13%      $ 4.22   $   848,623      2.45%   Multiple Spaces(2)
   T.J. Maxx ................       A/A3/NR           194,279       5.9        $11.15     2,167,036       6.3    Multiple Spaces(3)
   Home Depot ...............      AA/Aa3/AA          111,847       3.4        $ 5.43       607,329       1.8       January 2027
   Staples ..................    BBB+/Baa2/BBB+       106,207       3.2        $ 8.76       930,809       2.7    Multiple Spaces(4)
   Kohl's ...................      BBB+/A3/A           86,584       2.6        $ 8.18       708,257       2.0       January 2019
   K-Mart ...................      BB+/Ba1/BB          86,479       2.6        $ 5.30       458,339       1.3       October 2013
   Marshalls ................       A/A3/NR            84,045       2.6        $ 8.21       689,640       2.0    Multiple Spaces(5)
   Wells Fargo ..............      AA+/Aaa/AA          81,159       2.5        $ 5.49       445,687       1.3    Multiple Spaces(6)
   Goody's Family Clothing ..       NR/NR/NR           75,000       2.3        $ 6.75       506,000       1.5    Multiple Spaces(7)
   Petsmart .................       BB/NR/NR           68,469       2.1        $12.00       821,474       2.4    Multiple Spaces(8)
                                                    ---------      -----                -----------     -----
   TOTAL MAJOR TENANTS ......                       1,095,341       33.4%      $ 7.47   $ 8,183,194      23.7%
NON-MAJOR TENANTS ...........                       2,102,050      64.1        $12.56    26,394,829      76.3
                                                    ---------      -----                -----------     -----
OCCUPIED TOTAL ..............                       3,197,391       97.5%      $10.81   $34,578,023     100.0%
VACANT SPACE ................                          83,636       2.5                 ===========     =====
                                                    ---------      -----
PROPERTY TOTAL ..............                       3,281,027      100.0%
                                                    =========      =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 76,135 square feet expire in January 2012 and approximately 125,137 square feet expire in October
     2026.

(3)  Under the terms of multiple leases, approximately 31,600 square feet expire in November 2007, approximately 26,000 square feet expire in January 2008, approximately 27,500 square feet expire in October 2008, approximately
     28,361 square feet expire in January 2009, approximately 25,092 square feet expire in January 2010, approximately 30,000 square feet expire in October
     2010 and approximately 25,726 square feet expire in January 2011.

(4)  Under the terms of multiple leases, approximately 48,000 square feet expire in January 2007, approximately 16,945 square feet expire in July 2009, approximately 17,044 square feet expire in August 2009 and approximately
     24,218 square feet expire in October 2011.

(5)  Under the terms of multiple leases, approximately 30,895 square feet expire in January 2009 and approximately 53,150 square feet expire in October
     2009.

(6)  Under the terms of multiple leases, approximately 2,376 square feet expire in September 2007 and approximately 78,783 square feet expire in December
     2010.

(7)  Under the terms of multiple leases, approximately 40,000 square feet expire in December 2009 and approximately 35,000 square feet expire in January
     2011.

(8)  Under the terms of multiple leases, approximately 48,722 square feet expire in January 2013 and approximately 19,697 square feet expire in January
     2016.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                            WA BASE                             CUMULATIVE                      CUMULATIVE
             # OF LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF    % OF BASE RENT   % OF BASE RENT
   YEAR        EXPIRING    EXPIRING   EXPIRING   SF EXPIRING*    EXPIRING*      EXPIRING*       EXPIRING*
----------   -----------   --------   --------   ------------   ----------   --------------   --------------

   2006           12        $18.51      19,720        0.6%          0.6%           1.1%             1.1%
   2007           53        $12.37     270,275        8.2%          8.8%           9.7%            10.7%
   2008           77        $12.48     329,327       10.0%         18.9%          11.9%            22.6%
   2009           48        $10.07     503,514       15.3%         34.2%          14.7%            37.3%
   2010           46        $10.99     407,824       12.4%         46.7%          13.0%            50.2%
   2011           46        $12.19     320,965        9.8%         56.4%          11.3%            61.5%
   2012           16        $ 9.86     205,162        6.3%         62.7%           5.9%            67.4%
   2013            9        $10.41     180,543        5.5%         68.2%           5.4%            72.8%
   2014           14        $13.84     112,281        3.4%         71.6%           4.5%            77.3%
   2015            9        $12.96     103,993        3.2%         74.8%           3.9%            81.2%
   2016            9        $12.02     135,933        4.1%         78.9%           4.7%            85.9%
Thereafter        16        $ 7.99     607,854       18.5%         97.5%          14.1%           100.0%
  Vacant           0            NA      83,636        2.5%        100.0%           0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             CENTRO SYNDICATE 2 POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Centro Syndicate 2 Pool Loan") is secured by first mortgages or deeds of trust encumbering a portfolio of sixteen retail properties located in various locations throughout the United
     States. The Centro Syndicate 2 Pool Loan represents approximately 6.9% of the Cut-Off Date Pool Balance. The Centro Syndicate 2 Pool Loan was
     originated on December 1, 2006 and has an aggregate principal balance as of the Cut-Off Date of $233,977,430. Further, the related Mortgage Loan documents permit the related borrower to obtain future debt that will be pari passu in right of entitlement of payment with the Centro Syndicate 2
     Pool Loan (the "Centro Syndicate 2 Pool Future Pari Passu Companion Loan"),
     subject to the satisfaction of certain financial conditions set forth in the related Mortgage Loan documents, including but not limited to (i) as of the date the Centro Syndicate 2 Future Pari Passu Companion Loan is
     advanced, the loan-to-value ratio for the related Mortgaged Properties then subject to the lien of the related Mortgage is equal to or less than 52.1%,
     (ii) as of the date the Centro Syndicate 2 Future Pari Passu Companion Loan is advanced, the debt service coverage ratio for the Mortgaged Properties then subject to the lien of the related Mortgage is equal to or greater than 2.39x and (iii) receipt of written confirmation from the Rating
     Agencies that any ratings of the Certificates will not, as a result of the
     Centro Syndicate 2 Pool Future Pari Passu Companion Loan, be downgraded, qualified or withdrawn. The Centro Syndicate 2 Pool Loan provides for interest-only payments for its entire term.

     The Centro Syndicate 2 Pool Loan has a remaining term of 120 months and matures on December 9, 2016. The Centro Syndicate 2 Pool Loan may be
     prepaid on or after September 9, 2016, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 12 separate special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Centro Syndicate 2 Pool
     Loan. The sponsor of the borrowers is Centro Properties Group ("Centro").
     Centro is a retail investment organization that specializes in the ownership, management and development of retail shopping centers. Centro manages both listed and unlisted retail properties and has a portfolio of shopping centers across Australia, New Zealand and the United States. As of
     October 2006, funds managed by Centro exceed AUD$15.8 billion. Centro is the ninth largest retail property owner and manager in the United States, operating as Centro Watt, a joint venture that was established in August
     2003 between Centro and United States-based Watt Commercial Properties to manage Centro's United States-based property interests. As of October 2006,
     Centro Watt had over 250 properties encompassing nearly 49 million square feet of leaseable space in 31 states across the United States.

o    THE PROPERTIES. The Mortgaged Properties consist of sixteen retail properties comprised of approximately 3.3 million square feet located in various locations throughout the United States. As of August 1, 2006 for all Mortgaged Properties, with the exception of Dalewood Shopping Center, for which the occupancy date is as of October 30, 2006, the occupancy rate for the Mortgaged Properties securing the Centro Syndicate 2 Pool Loan was approximately 97.5%.

o    RELEASE. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to (i)
     partial defeasance of the related Mortgage Loan in an amount equal to 110%
     of the allocated loan amount of the Mortgaged Property to be released and
     (ii) the debt service coverage ratio shall be no less than that calculated immediately prior to such release.

o    SUBSTITUTION. The borrower may substitute properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to
     (i) no event of default exists under the related Mortgage Loan documents,
     (ii) the aggregate value of all properties released (through one or more substitutions during the term of the Centro Syndicate 2 Pool Loan) shall not exceed 40% of the value of the entire pool of Mortgaged Properties,
     (iii) the mortgagee receives written confirmation from the Rating Agencies that such substitution shall not result in a qualification, downgrade or withdrawal of the then current ratings assigned to the Certificates, (iv)
     the borrowers deliver certain legal opinions from counsel concluding that the tax qualification and status of any REMIC holding the Centro Syndicate
     2 Pool Loan will not be adversely affected or impaired as a result of the substitution and (v) the mortgagee receives and approves all necessary property level due diligence with respect to the new related Mortgaged
     Property (including, but not limited to, appraisals, building conditions reports, environmental site assessments, seismic reports and title insurance policies).

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Centro Watt Management Joint Venture 2, LP, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the
     Centro Syndicate 2 Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                GALLERIA AT TYLER
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       29

--------------------------------------------------------------------------------
                               GALLERIA AT TYLER
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       30

--------------------------------------------------------------------------------
                                GALLERIA AT TYLER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $205,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     6.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                           GGP-TRS L.L.C.
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.305%
MATURITY DATE                                                   October 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            58 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S)(1)                                         BBB-/Baa3

UP-FRONT RESERVES                                        None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE(2)                                 Springing
   REPLACEMENT(3)                                   Springing
   TI/LC(4)                                         Springing
ADDITIONAL FINANCING(5)                                B-Note        $45,000,000

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                              ------------   -------------------
CUT-OFF DATE BALANCE                          $205,000,000       $250,000,000
CUT-OFF DATE BALANCE/SF                       $        363       $        443
CUT-OFF DATE LTV                                      44.9%              54.7%
MATURITY DATE LTV                                     44.9%              54.7%
UW DSCR ON NCF                                        1.97x              1.62x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Riverside, CA
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)(6)                                                             564,247
OCCUPANCY AS OF AUGUST 11, 2006(7)                                         90.7%
YEAR BUILT / YEAR RENOVATED                                          1970 / 1991
APPRAISED VALUE                                                     $457,000,000
PROPERTY MANAGEMENT                              General Growth Management, Inc.
UW ECONOMIC OCCUPANCY                                                      90.7%
UW REVENUES(8)                                                       $33,390,777
UW TOTAL EXPENSES                                                    $11,199,266
UW NET OPERATING INCOME (NOI)                                        $22,191,512
UW NET CASH FLOW (NCF)(8)                                            $21,465,294
--------------------------------------------------------------------------------

(1)  Moody's and S&P have confirmed that the Galleria at Tyler Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(2)  Ongoing annual deposits to the tax and insurance reserves will be required upon an event of default.

(3)  Ongoing annual deposits of $132,612 to the replacement reserve will be required upon an event of default. Such reserve is capped at $132,612.
     Amounts on deposit will be released upon the earliest to occur of (i)
     termination of the event of default, (ii) a defeasance event or (iii)
     repayment of the debt.

(4)  Ongoing annual deposits of $462,550 to the TI/LC reserve will be required upon an event of default. Such deposits are capped at $462,550. Amounts on deposit will be released upon the earliest to occur of (i) termination of the event of default, (ii) a defeasance event or (iii) repayment of the debt.

(5)  Future mezzanine debt is permitted subject to a combined maximum loan-to-value ratio of 60.0% and a combined minimum debt service coverage ratio of 1.50x and other terms and conditions as detailed in the related
     Mortgage Loan documents.

(6)  The size of the Mortgaged Property includes 128,895 square feet of expansion space currently under construction. The expansion space is projected to open on a rolling basis between year-end 2006 and early 2008.
     The current net rentable area includes 435,352 square feet.

(7)  As of August 11, 2006, the in-place occupancy on the existing size of
     435,352 square feet was approximately 88.0%. The 90.7% occupancy represents the leased status of the Mortgaged Property once the expansion space is completed and tenants with executed leases take possession. The completion of the expansion space is subject to a $30,000,000 payment guaranty as discussed below under "Payment Guaranty".

(8)  The base rents and expense recoveries for tenants with fully-executed leases for space within the expansion area as well as certain other vacancy considerations have been included in the calculation of the underwritten net cash flow.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                               GALLERIA AT TYLER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
-------------------------------------------------------------------------------

                                                                                               ANNUAL        % OF
                                      RATINGS(1)     NET RENTABLE     % OF NET      BASE        BASE     TOTAL ANNUAL      LEASE
TENANT                            S&P/MOODY'S/FITCH    AREA (SF)   RENTABLE AREA  RENT PSF      RENT       BASE RENT    EXPIRATION
--------------------------------  -----------------  ------------  -------------  --------  -----------  ------------  -------------

ANCHOR TENANTS - ANCHOR OWNED
   JCPenney ....................    BBB-/Baa3/BBB        165,566                            ANCHOR OWNED - NOT PART OF COLLATERAL
   Macy's ......................     BBB/Baa1/NR         157,384                            ANCHOR OWNED - NOT PART OF COLLATERAL
   Nordstrom ...................      A/Baa1/A-          145,258                            ANCHOR OWNED - NOT PART OF COLLATERAL
   Vacant ......................                         153,500                            ANCHOR OWNED - NOT PART OF COLLATERAL
   TOTAL ANCHOR OWNED ..........                         621,708
TOP 5 NON-ANCHOR TENANTS
   AMC Theatres(2) .............        B/NR/B            70,000        12.4%      $24.25   $ 1,697,500       10.5%    February 2023
   Barnes & Noble ..............       NR/NR/NR           25,000         4.4       $18.00       450,000        2.8      January 2012
   Tuesday Morning .............       NR/NR/NR           15,399         2.7       $14.75       227,115        1.4      January 2007
   The Alley ...................       NR/NR/NR           13,492         2.4       $17.79       240,023        1.5         June 2007
   Foot Locker(3) ..............      BB+/Ba1/NR          12,677         2.2       $ 0.00             0        0.0        April 2008
                                                       ---------       ------               -----------      -----
   TOTAL TOP 5 NON-ANCHOR
      TENANTS ..................                         136,568        24.2%      $19.15   $ 2,614,638       16.1%
NON-MAJOR TENANTS ..............                         375,265        66.5       $36.27    13,609,650       83.9
                                                       ---------       -----                -----------      -----
OCCUPIED COLLATERAL TOTAL ......                         511,833        90.7%(4)   $31.70   $16,224,288      100.0%
                                                       =========       =====                ===========      =====
IN-LINE VACANT SPACE ...........                          52,414         9.3
COLLATERAL TOTAL ...............                         564,247(5)    100.0%
                                                       =========
PROPERTY TOTAL .................                       1,185,955
                                                       =========

--------------------------------------------------------------------------------
(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The 70,000 square foot AMC Theatres is currently being constructed, with a projected opening and rent commencement date of March 2008.

(3)  Foot Locker pays percentage rent in lieu of a base rent.

(4)  The occupancy percentage includes the portion of the expansion space for which leases have been executed but which is still under construction and projected to be completed by the spring of 2008. The in-place occupancy on the existing collateral of 435,352 square feet as of August 11, 2006 was approximately 88.0%.

(5)   The total collateral square footage includes 128,895 square feet of expansion space still under construction.

-------------------------------------------------------------------------------
                          LEASE EXPIRATION SCHEDULE(1)
-------------------------------------------------------------------------------

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
YEAR           EXPIRING        EXPIRING      EXPIRING    EXPIRING(2)        EXPIRING(2)        EXPIRING(2)      EXPIRING(2)
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

2006              11            $27.08         39,221         7.0%               7.0%              6.5%              6.5%
2007              16            $25.98         41,766         7.4%              14.4%              6.7%             13.2%
2008              17            $22.08         47,159         8.4%              22.7%              6.4%             19.7%
2009              15            $38.52         30,561         5.4%              28.1%              7.3%             26.9%
2010              15            $40.17         23,895         4.2%              32.4%              5.9%             32.8%
2011              20            $41.91         35,757         6.3%              38.7%              9.2%             42.1%
2012              15            $30.53         52,387         9.3%              48.0%              9.9%             51.9%
2013              14            $48.07         22,206         3.9%              51.9%              6.6%             58.5%
2014              14            $36.84         33,769         6.0%              57.9%              7.7%             66.2%
2015               8            $36.70         26,842         4.8%              62.7%              6.1%             72.2%
2016              13            $34.88         46,433         8.2%              70.9%             10.0%             82.2%
Thereafter         7            $25.79        111,837        19.8%              90.7%             17.8%            100.0%
Vacant             0                NA         52,414         9.3%             100.0%              0.0%            100.0%

-------------------------------------------------------------------------------
(1)  The lease expiration calculations include the expansion space.

(2)  Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                GALLERIA AT TYLER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Galleria at Tyler Loan") is secured by a first mortgage encumbering a regional mall located in Riverside,
     California. The Galleria at Tyler Loan represents approximately 6.1% of the
     Cut-Off Date Pool Balance. The Galleria at Tyler Loan was originated on
     September 29, 2006 and has a principal balance as of the Cut-Off Date of
     $205,000,000. The Galleria at Tyler Loan is a portion of a whole loan with an original principal balance of $250,000,000. The other loan related to the Galleria at Tyler Loan is evidenced by a separate subordinate note, dated September 29, 2006 (the "Galleria at Tyler Subordinate Companion
     Loan" and together with the Galleria at Tyler Loan, the "Galleria at Tyler
     Whole Loan"), with an original principal balance of $45,000,000. The
     Galleria at Tyler Subordinate Companion Loan will not be an asset of the
     Trust Fund. The Galleria at Tyler Loan and the Galleria at Tyler
     Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Galleria at Tyler Loan provides for interest-only payments for its entire term.

     The Galleria at Tyler Loan has a remaining term of 58 months and matures on
     October 11, 2011. The Galleria at Tyler Loan may be prepaid on or after
     October 11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Tyler Mall Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Galleria at Tyler Whole
     Loan. The sponsor of the borrower is GGP-TRS L.L.C., a 50/50 joint venture between the Teachers' Retirement System of the State of Illinois and
     General Growth Properties, Inc. ("GGP"). GGP is a publicly-traded real estate investment trust. GGP and its predecessor companies have been in the shopping center business for over fifty years. GGP owns, develops, operates and/or manages shopping malls in 44 states. As of September 2006, GGP had ownership interests in, or management responsibility for, more than 200 regional shopping malls totaling approximately 200 million square feet of retail space.

o    THE PROPERTY. The Mortgaged Property is an approximately 564,247 square foot regional mall situated on approximately 28.3 acres. This includes
     128,895 square feet of expansion space, which is projected to open on a rolling basis between year-end 2006 and early 2008. The Mortgaged Property was constructed in 1970 and renovated in 1991. The Mortgaged Property is located in Riverside, California within the Riverside-San
     Bernardino-Ontario, California metropolitan statistical area. As of August
     11, 2006, the occupancy rate for the Mortgaged Property securing the
     Galleria at Tyler Loan (calculated including the expansion space) was approximately 90.7%.

     The largest tenant will be AMC Theatres ("AMC"), which will occupy approximately 70,000 square feet upon completion of the construction of the expansion space, which is projected to be no earlier than March 2008, or approximately 12.4% of the net rentable area. AMC is the second largest movie theater chain in the United States and owns approximately 230 theaters and 3,550 screens. AMC owns or operates theaters located in 27 states, the District of Columbia and 7 other countries. The AMC lease expires in February 2023. The second largest tenant is Barnes & Noble, Inc.
     ("Barnes & Noble"), occupying approximately 25,000 square feet, or approximately 4.4% of the net rentable area. Barnes & Noble is a Fortune
     500 company, which operates bookstores throughout the United States. As of
     November 22, 2006, Barnes & Noble operated 801 bookstores in all 50 states.
     The Barnes & Noble lease expires in January 2012. The third largest tenant is Tuesday Morning, occupying approximately 15,399 square feet, or approximately 2.7% of the net rentable area. Tuesday Morning is a closeout retailer of home furnishings, gifts and related items. Tuesday Morning operates approximately 730 stores in 46 states. The Tuesday Morning lease expires in January 2007.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    SUBSTITUTION. The borrower may provide substitutions for certain non-income-producing portions of the Mortgaged Property. In connection with such substitutions (i) the borrower must simultaneously acquire fee simple or leasehold interest in a parcel of real property, (ii) the appraised value of such acquired parcel shall be substantially similar to that of the exchange parcel, (iii) no event of default under the related Mortgage Loan documents shall have occurred and be continuing and (iv) certain other conditions as specified in the related Mortgage Loan documents.

     The borrower may provide substitutions for certain parking structures and other identified public improvements of the Mortgaged Property. In connection with such substitutions (i) the borrower must acquire one of the restaurant anchor parcels

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                GALLERIA AT TYLER
--------------------------------------------------------------------------------

     (on which the Cheesecake Factory or P.F. Chang's China Bistro are or shall be located), (ii) no event of default shall have occurred and be continuing under the related Mortgage Loan documents and (iii) certain other conditions as specified in the related Mortgage Loan documents.

o    PAYMENT GUARANTY. Related to the ongoing expansion at the Mortgaged
     Property, GGP-TRS, L.L.C. has provided a $30,000,000 springing payment guaranty as additional credit enhancement for certain executed tenant leases that were included in the underwritten revenues. Such payment guarantee only goes into effect upon (i) the occurrence and continuance of an event of default under the related Mortgage Loan documents or (ii) the debt service coverage ratio falling below 1.15x. The amount of the guarantee will be reduced by the related burn off amount, as each tenant that will occupy the expansion space occupies its space and begins paying full minimum annual rent under the related lease, as more fully described in the related Mortgage Loan documents.

o    MANAGEMENT. General Growth Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Galleria at
     Tyler Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                      CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                      CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $161,039,673
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                  Centro Properties Group
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             5.420%
MATURITY DATE                                                   December 9, 2013
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                             84 / IO
REMAINING TERM / AMORTIZATION                                            84 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S)(2)                                          AA-/Baa2
UP-FRONT RESERVES                              None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                       Springing
   REPLACEMENT(4)                         Springing
ADDITIONAL FINANCING(5)(6)(7)                                               None
CUT-OFF DATE BALANCE                                                $161,039,673
CUT-OFF DATE BALANCE/SF                                                      $91
CUT-OFF DATE LTV                                                           53.4%
MATURITY DATE LTV                                                          53.4%
UW DSCR ON NCF                                                             2.31x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                13
LOCATION                                                                 Various
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                              1,777,884
OCCUPANCY AS OF AUGUST 1, 2006                                             98.9%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $301,800,000
PROPERTY MANAGEMENT                                       Centro Watt Management
                                                             Joint Venture 2, LP
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                          $30,365,113
UW TOTAL EXPENSES                                                    $ 8,634,383
UW NET OPERATING INCOME (NOI)                                        $21,730,730
UW NET CASH FLOW (NCF)                                               $20,202,659
--------------------------------------------------------------------------------

(1)  See "Release" below.

(2)  Moody's and S&P have confirmed that the Centro International Wholesale Pool
     Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(3)  Ongoing monthly tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

(4)  Ongoing monthly deposits of $46,275 to the replacement reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(5)  Future mezzanine debt is permitted, subject to certain conditions including, but not limited to: (i) the borrower has not obtained other permitted secured debt, (ii) the combined maximum loan-to-value ratio for the Mortgaged Properties must not exceed 80.0%, (iii) the combined minimum debt service coverage ratio for the Mortgaged Properties shall be equal to or greater than 1.25x and (iv) certain other conditions as specified in the related Mortgage Loan documents.

(6)  Future pari passu debt is permitted subject to certain conditions detailed in the related Mortgage Loan documents including, but not limited to: (i)
     the borrower has not obtained other permitted mezzanine debt, (ii) the combined maximum loan-to-value ratio for the properties must not exceed
     53.36%, (iii) the combined minimum debt service coverage ratio for the
     Mortgaged Properties shall be equal to or greater than 2.31x, (iv) written confirmation from the Rating Agencies that such additional debt will not cause the ratings of any Certificates to be downgraded, qualified or withdrawn and (v) certain other conditions as specified in the related
     Mortgage Loan documents.

(7)  The loan-to-value ratio, debt service coverage ratio and Cut-Off Date Pool
     Balance/SF were derived based upon the aggregate indebtedness of, or debt service on, the Centro International Wholesale Pool Loan and assumes that no future pari passu companion loan has been advanced.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   CENTRO INTERNATIONAL WHOLESALE POOL SUMMARY
--------------------------------------------------------------------------------

                                                                              CUT-OFF
                                             ALLOCATED                          DATE             UNDERWRITTEN              APPRAISED
                                           CUT-OFF DATE YEAR BUILT/   TOTAL   BALANCE              NET CASH     APPRAISED    VALUE
PROPERTY NAME               LOCATION          BALANCE    RENOVATED      SF     PER SF OCCUPANCY*     FLOW         VALUE      PER SF
--------------------- -------------------- ------------ ----------- --------- ------- ---------- ------------ ------------ ---------

Innes Street Market.. Salisbury, NC        $ 24,011,880  1999 / NA    349,433   $ 69     98.6%    $ 3,090,190 $ 45,000,000   $129

County Line Plaza ... Jackson, MS            21,343,893 1997 / 2000   221,567   $ 96     98.5%      2,670,945   40,000,000   $181
Berkshire Crossing... Pittsfield, MA         19,156,144  1996 / NA    198,473   $ 97    100.0%      2,536,213   35,900,000   $181

Morris Hills
   Shopping Center... Parsippany, NJ         17,341,913 1959 / 1990   159,454   $109     94.0%      2,374,402   32,500,000   $204

Venetian Isles ...... Lighthouse Point, FL   13,873,530 1959 / 1992   183,867   $ 75     99.3%      1,733,985   26,000,000   $141
New Centre Market.... Wilmington, NC         11,899,220  1998 / NA    143,763   $ 83    100.0%      1,472,830   22,300,000   $155

Hale Road ........... Manchester, CT         10,671,947  2001 / NA    103,931   $103    100.0%      1,322,129   20,000,000   $192
Three Village
  Shopping Center.... East Setauket, NY      10,405,148 1964 / 1988    77,458   $134    100.0%      1,220,395   19,500,000   $252

Kings Park
   Shopping Center... Kings Park, NY          7,683,802 1963 / 1988    71,940   $107    100.0%        933,894   14,400,000   $200

Falcaro's Plaza ..... Lawrence, NY            7,577,082  1968 / NA     61,295   $124    100.0%        887,978   14,200,000   $232
Suffolk Plaza ....... East Setauket, NY       6,509,887 1967 / 1998    84,480   $ 77    100.0%        731,608   12,200,000   $144
Rockville Centre .... Rockville Centre, NY    5,335,973  1975 / NA     44,131   $121    100.0%        615,662   10,000,000   $227
Lynn Marketplace .... Lynn, MA                5,229,254 1962 / 1993    78,092   $ 67    100.0%        612,429    9,800,000   $125
                                           ------------             ---------                     ----------- ------------
                                           $161,039,673             1,777,884   $ 91     98.9%    $20,202,659 $301,800,000   $170
                                           ============             =========                     =========== ============

*    Occupancy date as of August 1, 2006 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                               % OF NET                              % OF TOTAL
                                RATINGS(1)      NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE   ANNUAL BASE          LEASE
TENANT                      S&P/MOODY'S/FITCH     AREA (SF)      AREA        PSF          RENT          RENT          EXPIRATION
-------------------------   -----------------   ------------   --------   ---------   -----------   -----------   ------------------

MAJOR TENANTS
   Lowe's Home Centers ..        A+/A1/A+           114,734       6.5%      $ 7.28    $   835,264        3.8%          May 2017
   Marshalls ............        A/A3/NR            110,432       6.2       $11.59      1,280,242        5.9      Multiple Spaces(2)
   Price Chopper ........        NR/NR/NR            82,172       4.6       $12.31      1,011,537        4.6           June 2020
   Staples ..............     BBB+/Baa2/BBB+         72,660       4.1       $11.04        802,446        3.7      Multiple Spaces(3)
   Waldbaum's ...........        NR/NR/NR            56,759       3.2       $ 3.01        170,845        0.8         December 2008
   T.J.Maxx .............        A/A3/NR             53,608       3.0       $10.38        556,382        2.6      Multiple Spaces(4)
   Office Max ...........       B+/Ba3/NR            53,387       3.0       $12.56        670,804        3.1      Multiple Spaces(5)
   Shaw's Supermarket ...       NR/B1/BB-            52,620       3.0       $ 3.39        178,382        0.8           May 2008
   Old Navy .............     BB+/Baa3/BBB-          50,000       2.8       $12.87        643,500        2.9      Multiple Spaces(6)
   Tinsletown ...........        NR/NR/NR            44,225       2.5       $ 9.67        427,656        2.0           June 2018
                                                  ---------     -----                 -----------      -----
   TOTAL MAJOR TENANTS ..                           690,597      38.8%      $ 9.52    $ 6,577,056       30.1%
NON-MAJOR TENANTS .......                         1,068,195      60.1       $14.27     15,241,381       69.9
                                                  ---------     -----                 -----------      -----
OCCUPIED TOTAL ..........                         1,758,792      98.9%      $12.41    $21,818,438      100.0%
VACANT SPACE ............                            19,092       1.1                 ===========      =====
                                                  ---------     -----
PROPERTY TOTAL ..........                         1,777,884     100.0%
                                                  =========     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 30,000 square feet expire in May 2008, approximately 52,432 square feet expire in August 2009 and approximately 28,000 square feet expire in October 2009.

(3)  Under the terms of multiple leases, approximately 24,611 square feet expire in May 2010, approximately 24,049 square feet expire in March 2014 and approximately 24,000 square feet expire in February 2017.

(4)  Under the terms of multiple leases, approximately 25,608 square feet expire in November 2008 and approximately 28,000 square feet expire in January
     2012.

(5)  Under the terms of multiple leases, approximately 29,887 square feet expire in January 2008 and approximately 23,500 square feet expire in July 2013.

(6)  Under the terms of multiple leases, approximately 25,000 square feet expire in August 2007 and approximately 25,000 square feet expire in August 2011.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                                                                          CUMULATIVE      % OF       CUMULATIVE
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
    YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*      EXPIRING*   EXPIRING*   RENT EXPIRING*
-----------   ------------   ---------------   --------   -------------   ----------   ---------   --------------

    2006            10           $ 13.83        40,387          2.3%           2.3%        2.6%          2.6%
    2007            38           $ 16.56       135,427          7.6%           9.9%       10.3%         12.8%
    2008            24           $  8.58       233,119         13.1%          23.0%        9.2%         22.0%
    2009            29           $ 14.20       239,454         13.5%          36.5%       15.6%         37.6%
    2010            18           $ 17.70        91,063          5.1%          41.6%        7.4%         45.0%
    2011            15           $ 12.97        95,693          5.4%          47.0%        5.7%         50.7%
    2012            20           $ 12.47       192,678         10.8%          57.8%       11.0%         61.7%
    2013            11           $ 12.79        92,112          5.2%          63.0%        5.4%         67.1%
    2014            10           $ 14.39        81,190          4.6%          67.6%        5.4%         72.4%
    2015            14           $ 12.96        75,758          4.3%          71.8%        4.5%         76.9%
    2016             7           $ 14.56        29,593          1.7%          73.5%        2.0%         78.9%
 Thereafter         14           $ 10.17       452,318         25.4%          98.9%       21.1%        100.0%
   Vacant            0             NA           19,092          1.1%         100.0%        0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       CENTRO INTERNATIONAL WHOLESALE POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Centro International Wholesale Pool
     Loan") is secured by first mortgages or deeds of trust encumbering a portfolio of thirteen retail properties located in various locations throughout the United States. The Centro International Wholesale Pool Loan
     represents approximately 4.8% of the Cut-Off Date Pool Balance. The Centro
     International Wholesale Pool Loan was originated on December 1, 2006 and has a principal balance as of the Cut-Off Date of $161,039,673. Further, the related Mortgage Loan documents permit the related borrower to obtain future debt that will be pari passu in right of entitlement of payment with the Centro International Wholesale Pool Loan (the "Centro International
     Wholesale Pool Future Pari Passu Companion Loan"), subject to the satisfaction of certain financial conditions set forth in the related
     Mortgage Loan documents, including but not limited to (i) as of the date the Centro International Wholesale Pool Future Pari Passu Companion Loan is
     advanced, the loan-to-value for the related Mortgaged Properties then subject to the lien of the related Mortgage is equal to or less than 53.4%
     (ii) as of the date the Centro International Wholesale Future Pari Passu
     Companion Loan is advanced, the debt service coverage ratio for the
     Mortgaged Properties then subject to the lien of the related Mortgage is equal to or greater than 2.31x and (iii) receipt of written confirmation from the Rating Agencies that any ratings of the Certificates will not, as a result of the Centro International Wholesale Pool Future Pari Passu
     Companion Loan, be downgraded, qualified or withdrawn. The Centro
     International Wholesale Pool Loan provides for interest-only payments for its entire term.

     The Centro International Wholesale Pool Loan has a remaining term of 84 months and matures on December 9, 2013. The Centro International Wholesale
     Pool Loan may be prepaid on or after September 9, 2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 8 separate special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Centro International
     Wholesale Pool Loan. The sponsor of the borrowers is Cento Properties Group
     ("Centro"). Centro is a retail investment organization that specializes in the ownership, management and development of retail shopping centers.
     Centro manages both listed and unlisted retail property and has a portfolio of shopping centers across Australia, New Zealand and the United States. As of October 2006, funds managed by Centro exceeded AUD$15.8 billion. Centro is the ninth largest retail property owner and manager in the United States operating as Centro Watt, a joint venture that was established in August
     2003 between Centro and United States-based Watt Commercial Properties to manage Centro's United States-based property interests. As of October 2006,
     Centro Watt had over 250 properties encompassing nearly 49 million square feet of leaseable space in 31 states across the United States.

o    THE PROPERTIES. The Mortgaged Properties consist of thirteen retail properties comprised of approximately 1,777,884 square feet located in various locations throughout the United States. As of August 1, 2006, the occupancy rate for the Mortgaged Properties securing the Centro
     International Wholesale Pool Loan was approximately 98.9%.

o    RELEASE. The release of an individual Mortgaged Property will be permitted subject to the satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to, the partial defeasance of the Centro International Wholesale Pool Loan in an
     amount equal to 110% of the allocated loan amount to be released and (ii)
     the debt service coverage ratio shall be no less than that obtained immediately prior to release.

o    SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to satisfaction of certain tests and conditions as set forth in the related Mortgage Loan documents including, but not limited to
     (i) no event of default exists under the related Mortgage Loan documents,
     (ii) the aggregate value of all Mortgaged Properties released (through one or more substitutions) during the term of the loan shall not exceed 40% of the value of the entire pool of Mortgaged Properties, (iii) the mortgagee receives written confirmation from the Rating Agencies that such substitution shall not result in a qualification, downgrade or withdrawal of the then current ratings assigned to the certificates, (iv) the borrowers deliver certain legal opinions from counsel concluding that the tax qualification and status of any REMIC holding the Mortgage Loan will not be adversely affected or impaired as a result of the substitution and
     (v) the mortgagee receives and approves all necessary property level due diligence with respect to the new Mortgaged Property (including, but not limited to, appraisals, building conditions reports, environmental site assessments, seismic reports and title insurance policies.)

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Centro Watt Management Joint Venture 2, LP, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the
     Centro International Wholesale Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              WESTFIELD FOX VALLEY
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       41

--------------------------------------------------------------------------------
                              WESTFIELD FOX VALLEY
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       42

--------------------------------------------------------------------------------
                             WESTFIELD FOX VALLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $150,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                  Westfield America, Inc.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                             5.370%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (S&P/MOODY'S)(1)                                         BBB-/Baa3

UP-FRONT RESERVES                                 None

ONGOING RESERVES
   TAX/INSURANCE(2)                          Springing
   REPLACEMENT(3)                            Springing
   TI/LC(4)                                  Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                $150,000,000
CUT-OFF DATE BALANCE/SF                                                     $272
CUT-OFF DATE LTV                                                           57.9%
MATURITY DATE LTV                                                          57.9%
UW DSCR ON NCF                                                             2.15x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Aurora, IL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                552,388
OCCUPANCY AS OF NOVEMBER 10, 2006                                          86.4%
YEAR BUILT / YEAR RENOVATED                                          1975 / 1998
APPRAISED VALUE                                                     $259,000,000
PROPERTY MANAGEMENT                                               Westfield, LLC
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                          $28,306,064
UW TOTAL EXPENSES                                                    $10,309,406
UW NET OPERATING INCOME (NOI)                                        $17,996,658
UW NET CASH FLOW (NCF)                                               $17,316,719
--------------------------------------------------------------------------------

(1)  Moody's and S&P have confirmed that the Westfield Fox Valley Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(2)  Ongoing monthly tax and insurance reserves will be required upon an event of default or upon certain other conditions as described in the related
     Mortgage Loan documents.

(3)  Ongoing monthly replacement reserves in the amount of 1/12th of the product of $1.20 and the gross rentable square feet of in-line tenant space at the improvements will be required upon an event of default or upon certain other conditions as described in the related Mortgage Loan documents.

(4)  Ongoing monthly deposits to the TI/LC reserve account will be required if any tenant leasing more than 20,000 square feet terminates or cancels its lease more than one year prior to the applicable lease expiration date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              WESTFIELD FOX VALLEY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                                                        % OF
                                                                                                        TOTAL
                                         RATINGS(1)       NET      % OF NET                            ANNUAL
                                        S&P/MOODY'S/    RENTABLE   RENTABLE     BASE        ANNUAL      BASE         LEASE
TENANT                                     FITCH       AREA (SF)     AREA     RENT PSF    BASE RENT     RENT       EXPIRATION
------------------------------------   -------------   ---------   --------   --------   -----------   ------   ---------------

ANCHOR TENANTS -- ANCHOR OWNED
   Sears ...........................     BB+/NR/BB       316,000   ANCHOR OWNED-NOT PART OF COLLATERAL
   Marshall Field & Co. ............      NR/NR/NR       229,558   ANCHOR OWNED-NOT PART OF COLLATERAL
   JC Penney .......................   BBB-/Baa3/BBB     206,967   ANCHOR OWNED-NOT PART OF COLLATERAL
   Carson Pirie Scott & Co. ........      B+/B3/B        115,960   ANCHOR OWNED-NOT PART OF COLLATERAL
                                                       ---------
   TOTAL ANCHOR OWNED ..............                     868,485
TOP 5 NON-ANCHOR TENANTS ...........
   Steve & Barry's .................      NR/NR/NR        24,914      4.5%     $14.00    $   348,796     2.3%      January 2013
   H&M .............................      NR/NR/NR        20,000      3.6      $20.69        413,800     2.7       January 2015
   Abercrombie & Fitch .............      NR/NR/NR        17,264      3.1      $19.90        343,540     2.3    Multiple Spaces(2)
   Express .........................    BBB/Baa2/NR       12,242      2.2      $24.00        293,808     1.9       January 2013
   Carson Pirie Scott & Co. ........      B+/B3/B         11,267      2.0      $17.50        197,173     1.3       January 2012
                                                       ---------    -----                -----------   -----
   TOTAL TOP 5 NON-ANCHOR TENANTS ..                      85,687     15.5%     $18.64    $ 1,597,117    10.6%
NON-MAJOR TENANTS ..................                     391,595     70.9      $34.49     13,504,524    89.4
                                                       ---------    -----                -----------   -----
OCCUPIED COLLATERAL TOTAL ..........                     477,282     86.4%     $31.64    $15,101,641   100.0%
                                                       =========    =====                ===========   =====
VACANT SPACE .......................                      75,106     13.6
                                                       ---------    -----
COLLATERAL TOTAL ...................                     552,388    100.0%
                                                       =========    =====
PROPERTY TOTAL .....................                   1,420,873
                                                       =========

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 12,580 square feet expire in January 2007 and approximately 4,684 square feet in April 2010.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                            WA BASE
             # OF LEASES    RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
   YEAR        EXPIRING    EXPIRING   EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*        RENT EXPIRING*
----------   -----------   --------   --------   -------------   ------------------   --------------   --------------------

   2006            7        $20.89     20,871         3.8%               3.8%               2.9%                2.9%
   2007           12        $27.49     49,008         8.9%              12.7%               8.9%               11.8%
   2008           28        $32.49     69,143        12.5%              25.2%              14.9%               26.7%
   2009           19        $40.22     35,582         6.4%              31.6%               9.5%               36.2%
   2010           15        $39.61     24,552         4.4%              36.1%               6.4%               42.6%
   2011           11        $31.58     31,116         5.6%              41.7%               6.5%               49.1%
   2012            9        $25.37     29,709         5.4%              47.1%               5.0%               54.1%
   2013           15        $27.65     62,617        11.3%              58.4%              11.5%               65.6%
   2014           15        $32.65     54,153         9.8%              68.2%              11.7%               77.3%
   2015            9        $32.85     36,269         6.6%              74.8%               7.9%               85.2%
   2016           11        $35.96     35,797         6.5%              81.3%               8.5%               93.7%
Thereafter         9        $33.49     28,465         5.2%              86.4%               6.3%              100.0%
  Vacant           0            NA     75,106        13.6%             100.0%               0.0%              100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              WESTFIELD FOX VALLEY
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Westfield Fox Valley Loan") is secured by a first mortgage encumbering a regional mall located in Aurora, Illinois.
     The Westfield Fox Valley Loan represents approximately 4.4% of the Cut-Off
     Date Pool Balance. The Westfield Fox Valley Loan was originated on November
     10, 2006 and has a principal balance as of the Cut-Off Date of
     $150,000,000. The Westfield Fox Valley Loan provides for interest-only payments for its entire term.

     The Westfield Fox Valley Loan has a remaining term of 119 months and matures on November 11, 2016. The Fox Valley Loan may be prepaid at any time with payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including April 11, 2016. In lieu of the yield maintenance premium, the Westfield Fox Valley Loan permits defeasance with
     United States government obligations beginning two years after the Closing
     Date.

o    THE BORROWER. The borrower is Fox Valley Mall LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Westfield Fox Valley Loan. The sponsor of the borrower is the Westfield Group ("Westfield"). Westfield is the largest retail property group in the world by equity market capitalization and is the sixth largest entity listed on the Australian
     Stock Exchange. Westfield has a portfolio of investment interests of over
     120 shopping centers valued in excess of $42.2 billion, located in
     Australia, the United States, New Zealand and the United Kingdom. As of
     November 28, 2006, Westfield was rated "A-" (S&P), "A2" (Moody's) and "A-"
     (Fitch).

o    THE PROPERTY. The Mortgaged Property is an approximately 552,388 square foot regional mall situated on approximately 53.8 acres. The Mortgaged
     Property was constructed in 1975 and renovated in 1998. The Mortgaged
     Property is located in Aurora, Illinois within the
     Chicago-Naperville-Joliet, IL-IN-WI metropolitan statistical area. As of
     November 10, 2006, the occupancy rate for the Mortgaged Property securing the Westfield Fox Valley Loan was approximately 86.4%.

     The largest tenant is Steve & Barry's, occupying approximately 24,914 square feet, or approximately 4.5% of the net rentable area. Founded in
     1998, Steve & Barry's sells every item in its stores for $19.99 or less through approximately 140 stores nationwide. Steve & Barry's sells apparel and accessories such as t-shirts, button-down shirts, varsity jackets, tank tops and backpacks. The Steve & Barry's lease expires in January 2013. The second largest tenant is H&M, occupying approximately 20,000 square feet, or approximately 3.6% of the net rentable area. H&M sells clothing for men, women and children, as well as its own brand of cosmetics. H&M operates approximately 1,193 stores in 22 countries. The H&M lease expires in
     January 2015. The third largest tenant is Abercrombie & Fitch
     ("Abercrombie"), occupying approximately 17,264 square feet, or approximately 3.1% of the net rentable area. Abercrombie is a specialty retailer that sells casual apparel, accessories and personal care items for men, women and children under the Abercrombie & Fitch, abercrombie,
     Hollister and RUEHL brands. Abercrombie operates approximately 851 stores in the United States and Canada. Under the terms of multiple leases, approximately 12,580 square feet expire in January 2007 and approximately
     4,684 square feet expire in April 2010.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are required to be deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Westfield, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Westfield Fox Valley Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 NEWPORT BLUFFS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 NEWPORT BLUFFS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                NEWPORT BLUFFS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $132,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                   The Irvine Company LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.104%
MATURITY DATE                                                   October 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES                    None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(1)             Springing
   REPLACEMENT(2)               Springing

ADDITIONAL FINANCING(3)   Pari Passu Debt                           $132,000,000

                                                             PARI PASSU NOTES(4)
                                                             -------------------
CUT-OFF DATE BALANCE                                            $264,000,000
CUT-OFF DATE BALANCE/UNIT                                           $250,951
CUT-OFF DATE LTV                                                        71.0%
MATURITY DATE LTV                                                       71.0%
UW DSCR ON NCF                                                          1.35x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                       Newport Beach, CA
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                               1,052
OCCUPANCY AS OF SEPTEMBER 25, 2006                                         94.3%
YEAR BUILT / YEAR RENOVATED                                            1999 / NA
APPRAISED VALUE                                                     $371,900,000
PROPERTY MANAGEMENT                                             Irvine Community
                                                             Development Co. LLC
UW ECONOMIC OCCUPANCY                                                      94.1%
UW REVENUES                                                          $28,343,179
UW TOTAL EXPENSES                                                     $6,324,731
UW NET OPERATING INCOME (NOI)                                        $22,018,448
UW NET CASH FLOW (NCF)                                               $21,780,696
--------------------------------------------------------------------------------

(1)  An annual deposit into the tax and insurance reserve will be required upon an event of default as specified in the related Mortgage Loan documents.

(2)  An annual deposit of $228,408 into the replacement reserve will be required upon certain conditions as specified in the related Mortgage Loan documents.

(3)  Additional future pari passu debt is permitted subject to (i) a combined maximum loan-to-value ratio based upon the aggregate principal balance of the Newport Bluffs Loan and the Newport Bluffs Future Pari Passu Companion
     Loan of 65.0% during the first 60 months of the term of the Newport Bluffs
     Loan, and 60.0% anytime thereafter, (ii) a combined minimum debt service coverage ratio based upon the aggregate principal balance of the Newport
     Bluffs Loan and the Newport Bluffs Future Pari Passu Companion Loan of
     1.30x during the first 60 months of the term of the Mortgage Loan, and
     1.35x anytime thereafter and (iii) certain other conditions as specified in the related Newport Bluffs Loan documents.

(4)  The loan-to-value ratio, debt service coverage ratio and Cut-Off Date
     Balance/Unit were derived based upon the aggregate indebtedness of, or debt service on, the Newport Bluffs Loan and the Newport Bluffs Pari Passu
     Companion Loan (but do not account for the Newport Bluffs Future Pari Passu
     Companion Loan, that, as of the Cut-Off Date, has not been advanced).

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 NEWPORT BLUFFS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    UNIT MIX
--------------------------------------------------------------------------------

UNIT MIX                         NO. OF UNITS   APPROXIMATE UNIT SIZE (SF)   APPROXIMATE NRA (SF)   % OF NRA       ACTUAL RENT
------------------------------   ------------   --------------------------   --------------------   --------   --------------------

Studio .......................          33                   549                      18,117           1.7%         $1,483
1 BR/1 BA ....................         391                   791                     309,281          29.1          $1,928
2 BR/2 BA ....................         359                 1,088                     390,592          36.7          $2,238
2 BR/2 BA Townhome ...........         112                 1,195                     133,840          12.6          $2,690
3 BR/2 BA ....................          47                 1,336                      62,792           5.9          $2,830
3 BR/3 BA Townhome ...........         110                 1,363                     149,930          14.1          $3,125
                                     -----                                         ---------         -----
   TOTAL/AVERAGE .............       1,052                 1,012                   1,064,552         100.0%    $2,266/$2.24/SF
                                     =====                                         =========         =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                NEWPORT BLUFFS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Newport Bluffs Loan") is secured by a first mortgage encumbering a 1,052-unit multifamily complex located in
     Newport Beach, California. The Newport Bluffs Loan represents approximately
     3.9% of the Cut-Off Date Pool Balance. The Newport Bluffs Loan was
     originated on October 5, 2006 and has a principal balance as of the Cut-Off
     Date of $132,000,000. The Newport Bluffs Loan, which is evidenced by a pari passu note, dated October 5, 2006, is a portion of a whole loan with an original principal balance of $264,000,000. The other loan related to the
     Newport Bluffs Loan is evidenced by one separate note, dated October 5,
     2006 (the "Newport Bluffs Pari Passu Companion Loan" and, collectively with the Newport Bluffs Loan and the Newport Bluffs Future Pari Passu Companion
     Loan, if applicable, the "Newport Bluffs Whole Loan"), with an original balance of $132,000,000. Further, the related Mortgage Loan documents permit the related borrower to obtain future debt that will be pari passu in right of entitlement of payment with each of the Newport Bluffs Loan and the Newport Bluffs Pari Passu Companion Loan (the "Newport Bluffs Future
     Pari Passu Companion Loan"), subject to the satisfaction of certain financial conditions set forth in the related Mortgage Loan documents, including but not limited to (i) the loan-to-value immediately following the closing of the Newport Bluffs Future Pari Passu Companion Loan based on the aggregate principal balance of the Newport Bluffs Loan, the Newport
     Bluffs Pari Passu Companion Loan and the Newport Bluffs Future Pari Passu
     Companion is no greater than 65% during the first 60 months of the term of the Newport Bluffs Loan, and no greater than 60% anytime thereafter and
     (ii) the debt service coverage ratio, which will be calculated on the basis of the Newport Bluffs Loan, the Newport Bluffs Pari Passu Companion Loan
     and the Newport Bluffs Future Pari Passu Companion Loan immediately following the closing of the Newport Bluffs Future Pari Passu Companion
     Loan, will no be less than 1.30x during the first 60 months of the Newport
     Bluffs Loan term, and no less than 1.35x anytime thereafter, as well as written confirmation from the Rating Agencies that any ratings of the
     Certificates will not, as a result of the Newport Bluffs Future Pari Passu
     Companion Loan, be downgraded, qualified or withdrawn. The Newport Bluffs
     Loan and the Newport Bluffs Pari Passu Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Wachovia Bank
     Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C28 transaction, as described under "DESCRIPTION OF THE
     MORTGAGE POOL--Co-Lender Loans" and "--Servicing of the Newport Bluffs
     Loan" in the Prospectus Supplement. The Newport Bluffs Loan provides for interest-only payments for the entire loan term.

o    The Newport Bluffs Loan has a remaining term of 118 months and matures on
     October 11, 2016. The Newport Bluffs Loan may be prepaid at any time with payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including June 11, 2016. In lieu of the yield maintenance premium, the Newport Bluffs Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Newport Bluffs LLC, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Newport Bluffs Whole Loan. The sponsor of the borrower is The Irvine Company, a 140-year old privately held real estate investment company that plans and develops communities on the Irvine Ranch in Orange County, California. The company owns office, apartment and retail properties on the Irvine Ranch and in Silicon Valley,
     West Los Angeles and North San Diego, California. The Irvine Company
     maintains a portfolio of approximately 400 office buildings, 39 retail centers, 80 apartment communities, 12 hotels, five marinas and three golf clubs, along with 44,000 acres of undeveloped land from the original tract.
     The company has earned international recognition for its planning, design, architecture and landscaping in its villages in Irvine, California and parts of the neighboring cities of Newport Beach, Tustin, Laguna Beach and
     Orange County, California.

o    THE PROPERTY. The Mortgaged Property is a 1,052-unit multifamily complex consisting of 52 three-story buildings situated on approximately 57.7 acres. The Mortgaged Property was constructed in 1999. The Mortgaged
     Property is located in Newport Beach, California within the Los
     Angeles-Long Beach-Santa Ana, California metropolitan statistical area.
     Individual unit amenities include a private patio or balcony, in-home washers and dryers, gourmet kitchens and high-speed internet. Project amenities at the Mortgaged Property include a gated community, three resort-style pools with spas, tiered sundecks with private cabanas, clubhouse with catering kitchen and courtyard, outdoor fireplace and barbeque areas, two tennis courts, fitness center with cardiovascular, exercise and weight-training equipment, multi-use aerobics area, private surround-sound movie theater and fully-equipped executive business center.
     As of September 25, 2006, the occupancy rate for the Mortgaged Property securing the Newport Bluffs Loan was approximately 94.3%.

o    LOCK BOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    PROPERTY MANAGEMENT. Irvine Community Development Co. LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Newport Bluffs Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       RENAISSANCE TOWER OFFICE BUILDING
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        RENAISSANCE TOWER OFFICE BUILDING
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        RENAISSANCE TOWER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $129,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                            Joseph Moinian, Henry Shahery
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             5.850%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                        Yes

   REPLACEMENT                   $1,500,000
   TI/LC                        $10,000,000
   OUTSTANDING TI/LC(1)          $6,402,183

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                        Yes
   REPLACEMENT(2)                 Springing
   GROUND RENT                     $119,443

ADDITIONAL FINANCING     B-Note                                      $15,000,000

                                 TRUST ASSET   WHOLE MORTGAGE LOAN
                                ------------   -------------------
CUT-OFF DATE BALANCE            $129,000,000      $144,000,000
CUT-OFF DATE BALANCE/SF         $         75      $         83
CUT-OFF DATE LTV                        79.9%             89.2%
MATURITY DATE LTV                       74.6%             83.8%
UW DSCR ON NCF                          1.34x             1.14x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Dallas, TX
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,729,294
OCCUPANCY AS OF OCTOBER 2, 2006                                            72.4%
YEAR BUILT / YEAR RENOVATED                                          1974 / 1991
APPRAISED VALUE                                                     $161,355,000
PROPERTY MANAGEMENT                                                 Trammel Crow
UW ECONOMIC OCCUPANCY                                                      84.7%
UW REVENUES                                                          $28,717,301
UW TOTAL EXPENSES                                                    $15,335,906
UW NET OPERATING INCOME (NOI)                                        $13,381,395
UW NET CASH FLOW (NCF)                                               $12,282,034
--------------------------------------------------------------------------------

(1)  Funded up-front for the landlord's currently outstanding TI/LC obligations with respect to certain tenants.

(2)  Ongoing monthly replacement reserves of $21,616 will be required when the up-front replacement reserve account balance falls below $1,000,000. The reserve is capped at $2,500,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        RENAISSANCE TOWER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                  % OF NET                          % OF TOTAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE         LEASE
TENANT                           S&P/MOODY'S/FITCH    AREA (SF)     AREA       PSF         RENT         RENT          EXPIRATION
-------------------------------  -----------------  ------------  --------  ---------  -----------  -----------  ------------------

MAJOR TENANTS
   Blockbuster Inc. ...........       B-/NR/NR          247,862     14.3%     $11.89   $ 2,947,912      15.5%         June 2017
   Winstead Sechrest ..........       NR/NR/NR          200,348     11.6      $16.57     3,318,778      17.4        December 2012
   Southwest Securities .......       NR/NR/NR          165,411      9.6      $17.64     2,918,360      15.3     Multiple Spaces(2)
   The Neiman - Marcus Group ..       NR/NR/NR          127,361      7.4      $11.57     1,473,284       7.7          July 2014
   Godwin Pappas Langle .......       NR/NR/NR          123,534      7.1      $20.46     2,527,720      13.3        October 2013
                                                      ---------    -----               -----------     -----
   TOTAL MAJOR TENANTS ........                         864,516     50.0%     $15.25   $13,186,053      69.3%
NON-MAJOR TENANTS .............                         388,265     22.5      $15.06     5,847,477      30.7
                                                      ---------    -----               -----------     -----
OCCUPIED TOTAL ................                       1,252,781     72.4%     $15.19   $19,033,530     100.0%
VACANT SPACE ..................                         476,513     27.6               ===========     =====
                                                      ---------    -----
PROPERTY TOTAL ................                       1,729,294    100.0%
                                                      =========    =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 2,223 square feet expire in May 2008, approximately 3,760 square feet expire in May 2013 and approximately 159,428 square feet expire in December 2020.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                                                                               CUMULATIVE                        CUMULATIVE
                # OF LEASES    WA BASE RENT/SF    TOTAL SF    % OF TOTAL SF      % OF SF        % OF BASE        % OF BASE
     YEAR         EXPIRING         EXPIRING       EXPIRING      EXPIRING*       EXPIRING*    RENT EXPIRING*    RENT EXPIRING*
-------------  -------------  -----------------  ----------  ---------------  ------------  ----------------  ---------------

     2006             2             $33.28             601         0.0%            0.0%            0.1%              0.1%
     2007            12             $11.51          42,614         2.5%            2.5%            2.6%              2.7%
     2008             7             $16.26          40,823         2.4%            4.9%            3.5%              6.2%
     2009            19             $15.65          84,318         4.9%            9.7%            6.9%             13.1%
     2010            11             $13.15          50,070         2.9%           12.6%            3.5%             16.6%
     2011            12             $17.08          38,480         2.2%           14.9%            3.5%             20.0%
     2012            11             $16.72         204,210        11.8%           26.7%           17.9%             37.9%
     2013             8             $19.73         153,534         8.9%           35.5%           15.9%             53.9%
     2014            12             $12.72         145,010         8.4%           43.9%            9.7%             63.6%
     2015             4             $14.54          23,808         1.4%           45.3%            1.8%             65.4%
     2016             3             $14.95          34,700         2.0%           47.3%            2.7%             68.1%
  Thereafter         42             $13.97         434,613        25.1%           72.4%           31.9%            100.0%
    Vacant            0             NA             476,513        27.6%          100.0%            0.0%            100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        RENAISSANCE TOWER OFFICE BUILDING
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Renaissance Tower Office Building Loan")
     is secured by a fee and leasehold deed to secure debt encumbering an office building located in Dallas, Texas. The Renaissance Tower Office Building
     Loan represents approximately 3.8% of the Cut-Off Date Pool Balance. The
     Renaissance Tower Office Building Loan was originated on November 9, 2006 and has a principal balance as of the Cut-Off Date of $129,000,000. The other loan related to the Renaissance Tower Office Building Loan is evidenced by a separate subordinate note, dated November 9, 2006 (the
     "Renaissance Tower Office Building Subordinate Companion Loan" and,
     together with the Renaissance Tower Office Building Loan, the "Renaissance
     Tower Office Building Whole Loan"), with an original principal balance of
     $15,000,000. The Renaissance Tower Office Building Subordinate Companion
     Loan will not be an asset of the Trust Fund. The Renaissance Tower Office
     Building Loan and the Renaissance Tower Office Building Tower Subordinate
     Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL -- Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Renaissance Tower Office Building Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Renaissance Tower Office Building Loan has a remaining term of 119 months and matures on November 11, 2016. The Renaissance Tower Office
     Building Loan may be prepaid at any time with payment of the greater of yield maintenance or 2.0% of the prepaid amount through and including July
     11, 2016.

o    THE BORROWER. The borrower is Binyan Realty LP, a special purpose entity.
     Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Renaissance Tower Office Building
     Loan. The sponsor of the borrower is Joseph Moinian. Mr. Moinian is a New
     York City-based real estate owner and operator, with numerous office properties in Manhattan as well as additional commercial properties throughout the United States. Mr. Moinian heads the Moinian Group, which has been actively involved in New York commercial real estate for over 15 years, and currently owns and controls a portfolio that exceeds 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,729,294 square foot office building situated on approximately 2.3 acres. The Mortgaged
     Property was constructed in 1974 and renovated in 1991. The Mortgaged
     Property is located in Dallas, Texas. As of October 2, 2006, the occupancy rate for the Mortgaged Property securing the Renaissance Tower Office
     Building Loan was approximately 72.4%.

     The largest tenant is Blockbuster Inc. ("Blockbuster"), occupying approximately 247,862 square feet, or approximately 14.3% of the net rentable area. Blockbuster is the world's largest video rental chain, with over 9,040 company-owned and franchised stores in 25 countries. As of
     November 27, 2006, Blockbuster was rated "B-" (S&P). The Blockbuster lease expires in June 2017. The second largest tenant is Winstead Sechrest
     ("Winstead"), occupying approximately 200,348 square feet, or approximately
     11.6% of the net rentable area. Winstead is a law firm, headquartered in
     Texas, with more than 30 practice areas and seven locations. Winstead represents clients in banking, bankruptcy, corporate/business law, government, intellectual property, labor/employment, litigation, real estate and technology. The Winstead lease expires in December 2012. The third largest tenant is Southwest Securities, occupying approximately
     165,411 square feet, or approximately 9.6% of the net rentable area. Under the terms of multiple leases, approximately 2,223 square feet of Southwest
     Securities space expire in May 2008, approximately 3,760 square feet of space expire in May 2013 and approximately 159,428 square feet of space expire in December 2020.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Trammell Crow is the property manager for the Mortgaged
     Property securing the Renaissance Tower Office Building Loan. Trammell Crow
     is a diversified commercial real estate services company, with approximately 6,800 employees. As of March 31, 2006, Trammell Crow managed and/or leased approximately 545 million square feet of space for its user and investor customers.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                            21 - 25 WEST 34TH STREET
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

Artist's rendering. Mortgaged Property yet to be constructed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           21 - 25 WEST 34TH STREET
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                            21 - 25 WEST 34TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $100,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.0%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                          Refinance
SPONSOR                                                                SL Green
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                            5.760%
MATURITY DATE                                                 December 11, 2016
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                        120
ORIGINAL TERM / AMORTIZATION                                           120 / IO
REMAINING TERM / AMORTIZATION                                          120 / IO
LOCKBOX                                                                     Yes

UP-FRONT RESERVES DEBT SERVICE(1)                $1,592,250

ONGOING ANNUAL RESERVES                                None

ADDITIONAL FINANCING                         Mezzanine Debt         $28,645,828

CUT-OFF DATE BALANCE                                               $100,000,000
CUT-OFF DATE BALANCE/SF(2)                                               $3,584
CUT-OFF DATE LTV                                                          80.0%
MATURITY DATE LTV                                                         80.0%
UW DSCR ON NCF                                                            1.04x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                           New York, NY
PROPERTY TYPE                                           Retail -- Single Tenant
SIZE (SF)(2)                                                             27,900
OCCUPANCY AS OF SEPTEMBER 1, 2006                                        100.0%
YEAR BUILT / YEAR RENOVATED(3)                                        2008 / NA
APPRAISED VALUE                                                    $125,000,000
PROPERTY MANAGEMENT                                           Green Broadway/34
                                                       Investment LLC and Green
                                                      West 34th Investment, LLC
UW ECONOMIC OCCUPANCY                                                     99.0%
UW REVENUES(4)                                                       $6,071,126
UW TOTAL EXPENSES                                                       $60,711
UW NET OPERATING INCOME (NOI)                                        $6,010,414
UW NET CASH FLOW (NCF)                                               $6,006,229
--------------------------------------------------------------------------------

(1)  Upon origination of the 21 -- 25 West 34th Street Loan, the borrower was required to post a debt service reserve in order to cover shortfalls in the cash flow occurring in the initial years of the lease term.

(2)  The square footage of the Mortgaged Property is a prospective estimate based on the tenant's planned improvements according to the appraisal of the Mortgaged Property.

(3)  According to the appraisal of the Mortgaged Property, the collateral improvements are planned for completion by January 1, 2008.

(4)  Underwritten revenues are based on the average of the annual rental payments owed by the tenant for the term of the 21 -- 25 West 34th Street
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                            21 - 25 WEST 34TH STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                             RATINGS      NET RENTABLE    % OF NET   BASE RENT   ANNUAL   % OF TOTAL ANNUAL
TENANT                  S&P/MOODY'S/FITCH  AREA (SF)*  RENTABLE AREA    PSF     BASE RENT      BASE RENT    LEASE EXPIRATION
----------------------- ----------------- ------------ ------------- --------- ---------- ----------------- ----------------

MAJOR TENANT
   Apple Computer, Inc.      NR/NR/NR        27,900        100.0%     $219.80  $6,132,450       100.0%      January 2022
                                             ------        -----               ----------       -----
PROPERTY TOTAL                               27,900        100.0%     $219.80  $6,132,450       100.0%
                                             ======        =====               ==========       =====

*    The square footage of the Mortgaged Property is a prospective estimate based on the tenant's planned improvements according to the property appraisal.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

         # OF LEASES WA BASE RENT/SF TOTAL SF % OF TOTAL SF CUMULATIVE % OF SF % OF BASE RENT CUMULATIVE % OF BASE
YEAR       EXPIRING      EXPIRING    EXPIRING   EXPIRING*        EXPIRING*        EXPIRING*      RENT EXPIRING*
-------- ----------- --------------- -------- ------------- ------------------ -------------- --------------------

2022          1          $219.80      27,900      100.0%          100.0%           100.0%            100.0%
Vacant        0               NA           0        0.0%          100.0%             0.0%            100.0%

*    Calculated based upon approximate square footage occupied by the tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                            21 - 25 WEST 34TH STREET
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "21 - 25 West 34th Street Loan") is
     secured by a first mortgage encumbering a proposed retail building located in New York, New York. The 21 - 25 West 34th Street Loan represents approximately 3.0% of the Cut-Off Date Pool Balance. The 21 - 25 West 34th
     Street Loan was originated on November 21, 2006 and has a principal balance as of the Cut-Off Date of $100,000,000. The 21 - 25 West 34th Street Loan
     provides for interest-only payments for its entire term.

     The 21 - 25 West 34th Street Loan has a remaining term of 120 months and matures on December 11, 2016. The 21 - 25 West 34th Street Loan may be
     prepaid on or after October 11, 2016, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are 21 West 34 Owner LLC and 25-27 West 34
     Owner LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the 21 - 25 West 34th Street Loan. The sponsor of the borrowers is SL Green
     Realty Corp. ("SL Green"). SL Green, a real estate investment trust, engages in the ownership, management, acquisition, leasing, and repositioning of commercial office properties in New York. According to the company website, its portfolio includes interests in 29 properties aggregating over 17 million square feet. The company also owns interests in five retail properties encompassing approximately 168,000 square feet and one residential redevelopment property encompassing approximately 220,000 square feet.

o    THE PROPERTY. Pursuant to the terms of an executed, triple-net lease agreement, the borrowers are obligated to demolish the existing office buildings located at the Mortgaged Property and deliver the premises to the tenant, Apple Computer, Inc. ("Apple") on or promptly after the rent commencement date of February 1, 2007. Beginning in February 2007, Apple will be required to make the rental payments as described in such executed lease agreement. Apple is obligated to construct a proposed two- or three-story retail building, planned to be approximately 27,900 square feet, on the 0.2-acre parcel after demolition by the borrowers and delivery of the premises to Apple. As of November 17, 2006, the Mortgaged Property
     was 100.0% leased.

     It is expected that the sole tenant, Apple, will occupy the entire net rentable area. Apple designs, manufactures and markets personal computers, digital music players, software, services, peripherals and networking solutions. Apple's products and services include the Macintosh line of desktop and notebook computers, the iPod digital music player, the iTunes
     Music Store and a variety of other service and support offerings. The Apple lease expires in January 2022.

o    LOCK BOX ACCOUNT. All tenant payments due under the tenant's lease are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Green Broadway/34 Investment LLC and Green West 34th
     Investment, LLC, affiliates of the sponsor, are the property managers for the Mortgaged Property securing the 21 - 25 West 34th Street Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       LA JOLLA INTERNATIONAL APARTMENTS
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        LA JOLLA INTERNATIONAL APARTMENTS
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        LA JOLLA INTERNATIONAL APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $65,050,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                          La Terraza, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.490%
MATURITY DATE                                                  December 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE               Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE               Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $65,050,000
CUT-OFF DATE BALANCE/UNIT                                               $162,625
CUT-OFF DATE LTV                                                           70.7%
MATURITY DATE LTV                                                          70.7%
UW DSCR ON NCF                                                             1.22x

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 400
OCCUPANCY AS OF NOVEMBER 15, 2006                                          99.3%
YEAR BUILT / YEAR RENOVATED                                            1986 / NA
APPRAISED VALUE                                                      $92,000,000
PROPERTY MANAGEMENT                                The Premiere Residential, LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $6,719,925
UW TOTAL EXPENSES                                                     $2,198,258
UW NET OPERATING INCOME (NOI)                                         $4,521,667
UW NET CASH FLOW (NCF)                                                $4,432,467

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        LA JOLLA INTERNATIONAL APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    UNIT MIX
--------------------------------------------------------------------------------

                            APPROXIMATE
                   NO. OF    UNIT SIZE    APPROXIMATE
UNIT MIX            UNITS       (SF)        NRA (SF)    % OF NRA     MARKET RENT
----------------   ------   -----------   -----------   --------   -------------

1 BR/1 BA ......     200         652        130,400       38.9%    $         1,270
2 BR/2 BA ......     200       1,025        205,000       61.1     $         1,664
                     ---                    -------      -----
TOTAL/AVERAGE ..     400         839        335,400      100.0%    $1,467/$1.75/SF
                     ===                    =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        LA JOLLA INTERNATIONAL APARTMENTS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "La Jolla International Apartments Loan")
     is secured by a first mortgage encumbering a 400-unit multifamily complex located in San Diego, California. The La Jolla International Apartments
     Loan represents approximately 1.9% of the Cut-Off Date Pool Balance. The La
     Jolla International Apartments Loan was originated on November 30, 2006 and has a principal balance as of the Cut-Off Date of $65,050,000. The La Jolla
     International Apartments Loan provides for interest-only payments for its entire term.

     The La Jolla International Apartments Loan has a remaining term of 120 months and matures on December 11, 2016. The La Jolla International
     Apartments Loan may be prepaid in whole or in multiples of $100,000 on or after January 11, 2010 with payment of the greater of yield maintenance or
     1% of the prepaid amount. In lieu of the yield maintenance premium or 1% of the prepaid amount, the La Jolla International Apartments Loan permits defeasance with United States government obligations beginning two years after the Closing Date. Beginning on October 11, 2016 (the date that is two months prior to the maturity date of the La Jolla International Apartments
     Loan), the La Jolla International Apartments Loan may be prepaid without defeasance, the payment of yield maintenance premiums or the payment of 1%
     of the prepaid amount.

o    THE BORROWER. The borrower is La Jolla International Gardens, a special purpose entity. A non-consolidation opinion was delivered in connection with the origination of the La Jolla International Apartments Loan. The
     sponsor of the borrower is La Terraza, LLC. The general partner of the borrower is Gardens GP, Inc., and the largest limited partner is Mil Trust
     U.T.D., the sole shareholder of the general partner. Isidoro Lombrozo is the trustee of Mil Trust U.T.D. and president of the general partner. Mr.
     Lombrozo is the developer and manager of the La Jolla International
     Apartments Loan as well as the La Scala Apartments Loan. Mr. Lombrozo is also president of LOMCO, a development and management company, which developed the La Jolla International Apartments in 1986. Mr. Lombrozo also has interests in six Class A multifamily properties with an approximate total of 1,848 units in Phoenix, Arizona. Mr. Lomborzo is also the owner and manager of The Premiere Residential, LLC, the management company which manages the La Jolla International Apartments.

o    THE PROPERTY. The Mortgaged Property is a 400-unit multifamily complex consisting of 18 three-story buildings situated on approximately 7.4 acres.
     The Mortgaged Property was constructed in 1986. The Mortgaged Property is located in San Diego, California within the San Diego, California metropolitan statistical area. Individual unit amenities include refrigerators, ranges with hoods, dishwashers and garbage disposals.
     Project amenities at the Mortgaged Property include an outdoor, in-ground swimming pool and spa pool located in the center courtyard behind the clubhouse. The clubhouse has a full kitchen, fireplace seating area, pool table and fitness room. Other site amenities include landscaping, fountains, barbeques and outdoor seating. A laundry room is located in the clubhouse with card-operated washers and dryers. As of November 15, 2006, the occupancy rate for the Mortgaged Property securing the La Jolla
     International Apartments Loan was approximately 99.3%.

o    LOCK BOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    PROPERTY MANAGEMENT. The Premiere Residential, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the La
     Jolla International Apartments Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             DEER PARK TOWN CENTER
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             DEER PARK TOWN CENTER
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             DEER PARK TOWN CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          Prudential Insurance Company of
                                                     America and DDR Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.590%
MATURITY DATE                                                   October 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            58 / IO
LOCKBOX                                                                     None
SHADOW RATING (S&P/MOODY'S)(1)                                            AAA/A3
UP-FRONT RESERVES                      None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(2)               Springing
ADDITIONAL FINANCING(3)                                                     None
CUT-OFF DATE BALANCE                                                 $60,000,000
CUT-OFF DATE BALANCE / SF                                                   $176
CUT-OFF DATE LTV                                                           46.5%
MATURITY DATE LTV                                                          46.5%
UW DSCR ON NCF                                                             2.44x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Deer Park, IL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                340,369
OCCUPANCY AS OF AUGUST 15, 2006(4)                                         93.8%
YEAR BUILT / YEAR RENOVATED                                            2000 / NA
APPRAISED VALUE                                                     $129,000,000
PROPERTY MANAGEMENT                    Developers Diversified Realty Corporation
                                            and Poag & McEwen Lifestyle Centers-
                                                         Management Company, LLC
UW ECONOMIC OCCUPANCY                                                      93.6%
UW REVENUES                                                          $12,056,964
UW TOTAL EXPENSES                                                     $3,538,030
UW NET OPERATING INCOME (NOI)                                         $8,518,934
UW NET CASH FLOW (NCF)(4)                                             $8,171,330
--------------------------------------------------------------------------------

(1)  Moody's and S&P have confirmed that the Deer Park Town Center Loan has, in the context of its inclusion in the mortgage pool, credit characteristics consistent with an investment grade obligation.

(2)  Ongoing annual deposits to the tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  Future mezzanine debt is permitted provided no event of default has occurred and is continuing and subject to a combined maximum loan-to-value ratio of 75.0%.

(4)  The sponsors have entered into a master lease for approximately 23,871 square feet, with annual rent of $833,000 terminating upon the earlier to occur of (i) the expiration of a 5-year term, running through October 2011, or (ii) the achievement of a net cash flow of $7.7 million. The square footage and rent associated with the master lease are included in the occupancy percentage and the underwritten net cash flow.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                             DEER PARK TOWN CENTER
--------------------------------------------------------------------------------

                                TENANT SUMMARY

                                                                  % OF NET                          % OF TOTAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE        LEASE
TENANT                           S&P/MOODY'S/FITCH    AREA (SF)     AREA       PSF         RENT         RENT         EXPIRATION
-------------------------------  -----------------  ------------  --------  ---------  -----------  -----------  ------------------

MAJOR TENANTS
 Century Theatre ..............       B/B3/NR           48,280      14.2%     $12.50    $  603,500       7.2%        June 2019
 Prudential Master Lease(2) ...       NR/NR/NR          23,871       7.0      $34.90       833,000       9.9       October 2011
 Gap ..........................    BB+/Baa3/BBB-        20,000       5.9      $12.65       253,000       3.0       November 2010
 Pottery Barn .................       NR/NR/NR          17,000       5.0      $29.24       497,067       5.9     Multiple Spaces(3)
 Pier 1 Imports ...............       B-/NR/NR          11,994       3.5      $22.00       263,868       3.1       February 2012
                                                        ------     -----                ----------     -----
 TOTAL NON-MAJOR TENANTS ......                        121,145      35.6%     $20.23    $2,450,435      29.1%
NON-MAJOR TENANTS .............                        198,208      58.2      $30.08     5,962,714      70.9
                                                       -------     -----                ----------     -----
OCCUPIED COLLATERAL TOTAL .....                        319,353      93.8%     $26.34    $8,413,149     100.0%
                                                       =======     =====                ==========     =====
IN-LINE VACANT SPACE ..........                         21,016       6.2
COLLATERAL TOTAL ..............                        340,369     100.0%
                                                       =======     =====
PROPERTY TOTAL ................                        365,369
                                                       =======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The sponsors have entered into a master lease for approximately 23,871 square feet, with annual rent of $833,000 terminating upon the earlier to occur of (i) the expiration of a 5-year term, running through October 2011, or (ii) the achievement of a net cash flow of $7.7 million. The master lease is guaranteed by an affliate of the sponsor, PRISA Fund II. Crate &
     Barrel has recently executed a lease for approximately 23,398 square feet, with an annual rent of $725,000 for a 10-year term with rent commencement expected to begin in September 2007. See "RISK FACTORS--Risks Relating to
     Net Cash Flow" in the Prospectus Supplement.

(3)  Under the terms of multiple leases, approximately 7,000 square feet expire in January 2012 and approximately 10,000 square feet expire in January
     2013.

                            LEASE EXPIRATION SCHEDULE

                                                                         CUMULATIVE      % OF       CUMULATIVE
              # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
    YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*      EXPIRING*   EXPIRING*   RENT EXPIRING*
-----------   -----------   ---------------   --------   -------------   ----------   ---------   --------------

     2006           0           $ 0.00               0        0.0%           0.0%        0.0%          0.0%
     2007           1           $20.75           1,792        0.5%           0.5%        0.4%          0.4%
     2008           4           $45.19           5,652        1.7%           2.2%        3.0%          3.5%
     2009           5           $24.14          10,307        3.0%           5.2%        3.0%          6.4%
     2010          17           $24.57          69,173       20.3%          25.5%       20.2%         26.6%
     2011          20           $31.52         103,973       30.5%          56.1%       39.0%         65.6%
     2012           2           $24.67          18,994        5.6%          61.7%        5.6%         71.2%
     2013           6           $30.70          30,300        8.9%          70.6%       11.1%         82.2%
     2014           2           $31.36           3,795        1.1%          71.7%        1.4%         83.6%
     2015           2           $41.48           3,614        1.1%          72.7%        1.8%         85.4%
     2016           4           $28.74          14,307        4.2%          76.9%        4.9%         90.3%
  Thereafter        3           $14.20          57,446       16.9%          93.8%        9.7%        100.0%
    Vacant          0               NA          21,016        6.2%         100.0%        0.0%        100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              DEER PARK TOWN CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Deer Park Town Center Loan") is secured by a first mortgage encumbering an anchored retail center located in Deer
     Park, Illinois. The Deer Park Town Center Loan represents approximately
     1.8% of the Cut-Off Date Pool Balance. The Deer Park Town Center Loan was
     originated on September 29, 2006 and has a principal balance as of the
     Cut-Off Date of $60,000,000. The Deer Park Town Center Loan provides for interest-only payments for its entire term.

     The Deer Park Town Center Loan has a remaining term of 58 months and matures on October 11, 2011. The Deer Park Town Center Loan may be prepaid at any time with the payment of the greater of yield maintenance or 1.0% of the prepaid amount through and including March 11, 2011 and may be prepaid without the payment of a yield maintenance premium or penalty on or after
     April 11, 2011. In lieu of the yield maintenance premium, the Deer Park
     Town Center Loan permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is DDR Deer Park Town Center LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Deer Park Town Center
     Loan. The sponsors of the borrower are Prudential Financial Inc.
     ("Prudential"), through its real estate investment management businesses,
     Prudential Real Estate Investors ("PREI") and Developers Diversified Realty
     Corporation ("DDR"). PREI has more than 36 years of experience in private investing and more than 270 associates located in four offices across the
     United States. As of November 28, 2006, Prudential was rated "A" (S&P),
     "A3" (Moody's) and "A" (Fitch). DDR is a publicly-traded REIT that engages in acquiring, developing, redeveloping, owning, leasing and managing shopping centers, mini-malls and lifestyle centers. As of February 2006,
     DDR owned or managed approximately 470 retail properties in 44 states and
     Puerto Rico. As of November 28, 2006, DDR was rated "BBB" (S&P), "Baa2"
     (Moody's) and "BBB" (Fitch).

o    THE PROPERTY. The Mortgaged Property is an approximately 340,369 square foot anchored retail center situated on approximately 73.2 acres. The
     Mortgaged Property was built in 2000. The Mortgaged Property is located in
     Deer Park, Illinois within the Chicago-Naperville-Joliet, IL-IN-WI metropolitan statistical area. As of August 15, 2006, the occupancy rate for the Mortgaged Property securing the Deer Park Town Center Loan was approximately 93.8%, which includes the master lease entered into by an affiliate of the sponsor.

     The largest tenant is Century Theatre ("Century"), occupying approximately
     48,280 square feet, or approximately 14.2% of the net rentable area.
     Founded in 1941, Century is a movie theatre chain in North America with over 1,000 screens in 12 states and approximately 250 new screens in development over the next three years. As of November 27, 2006, Century was rated "B" (S&P) and "B3" (Moody's). The Century lease expires in June 2019.
     The second largest tenant is the Prudential Master Lease, guaranteed by an affiliate of the sponsor, PRISA Fund II, for approximately 23,871 square feet. The Prudential Master Lease provides for annual rent of $833,000 terminating upon the earlier to occur of (i) the expiration of a 5-year term, running through October 2011, or (ii) the achievement of a net cash flow of $7.7 million. Crate & Barrel has recently executed a lease for approximately 23,398 square feet, with an annual rent of $725,000 for a
     10-year term with rent commencement expected to begin in September 2007.
     The third largest tenant is The Gap, Inc. ("Gap"), occupying approximately
     20,000 square feet, or approximately 5.9% of the net rentable area. Gap is a global specialty retailer operating stores selling casual apparel, accessories and personal care products for men, women and children under the Gap, Banana Republic and Old Navy Brands. The company operates over
     3,000 stores worldwide. As of November 27, 2006, Gap was rated "BB+" (S&P),
     "Baa3" (Moody's) and "BBB-" (Fitch). The Gap lease expires in November
     2010.

o    LOCK BOX ACCOUNT. The related Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. DDR and Poag & McEwen Lifestyle Centers--Management Company,
     LLC ("P&M") are the property managers for the Mortgaged Property securing the Deer Park Town Center Loan. P&M was founded in 1987, and originally developed the Mortgaged Property with DDR in 2000. P&M develops, manages and leases lifestyle centers and has developed or is in the process of developing over 12 properties in eight states.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                               DAKOTA SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $58,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                 Lightstone Holdings, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                          5.889093%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   RECONFIGURATION RESERVE(1)             $9,868,991

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                               $83,334
   TI/LC                                    $390,629
ADDITIONAL FINANCING                          B-Note                  $3,623,904

                                               TRUST ASSET   WHOLE MORTGAGE LOAN
                                               -----------   -------------------
CUT-OFF DATE BALANCE                           $58,000,000       $61,623,904
CUT-OFF DATE BALANCE/SF                        $        84       $        89
CUT-OFF DATE LTV                                      80.0%             85.0%
MATURITY DATE LTV                                     70.7%             75.5%
UW DSCR ON NCF                                        1.30x             1.17x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Minot, ND
PROPERTY TYPE(2)                                              Retail -- Anchored
SIZE (SF)(2)                                                             693,626
OCCUPANCY AS OF SEPTEMBER 1, 2006(2)                                       91.5%
YEAR BUILT / YEAR RENOVATED                                          1979 / 2004
APPRAISED VALUE                                                      $72,500,000
PROPERTY MANAGEMENT                         Prime Retail Property Management LLC
UW ECONOMIC OCCUPANCY                                                      92.5%
UW REVENUES                                                           $9,219,291
UW TOTAL EXPENSES                                                     $3,421,560
UW NET OPERATING INCOME (NOI)                                         $5,797,731
UW NET CASH FLOW (NCF)                                                $5,348,106
--------------------------------------------------------------------------------

(1)  Funds escrowed for current tenant relocations in connection with the tenant reconfiguration. See "Reconfiguration" below.

(2)  The collateral includes an additional out-parcel improved with a 126-room
     Sleep Inn and Suites. While the borrower is entitled to rents under a ground lease with respect to such collateral, the improvements were not included for purposes of determining the occupancy rate, property size or property type.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                               DAKOTA SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TENANT SUMMARY(1)
--------------------------------------------------------------------------------

                                                                    % OF NET                       % OF TOTAL
                                         RATINGS(2)    NET RENTABLE RENTABLE BASE RENT   ANNUAL   ANNUAL BASE      LEASE
TENANT                               S&P/MOODY'S/FITCH   AREA (SF)    AREA      PSF     BASE RENT     RENT      EXPIRATION
------------------------------------ ----------------- ------------ -------- --------- ---------- ----------- -------------

ANCHOR TENANTS - ANCHOR OWNED
   Target                                 A+/A1/A+        100,000             ANCHOR OWNED- NOT PART OF COLLATERAL
                                                          -------
   TOTAL ANCHOR OWNED                                     100,000
OUT PARCEL TENANTS - COLLATERAL(3)
   Miracle Mart (Ground Lease)            NR/NR/NR         52,778      8.9%    $ 6.02  $  317,628      6.1%   December 2008
   Best Buy (Ground Lease)              BBB/NR/BBB+        20,184      3.4     $12.19     246,000      4.7     January 2016
   Paradiso (Ground Lease)                NR/NR/NR          6,625      1.1     $ 4.08      27,000      0.5    December 2009
   McDonald's (Ground Lease)               A/A2/A           3,923      0.7     $ 5.74      22,500      0.4    November 2007
                                                          -------    -----             ----------    -----
   TOTAL OUT PARCEL TENANTS                                83,510     14.1%    $ 7.34  $  613,128     11.7%
ANCHOR TENANTS - COLLATERAL
   J.C. Penney                         BBB-/Baa3/BBB      105,870     17.8%    $ 3.24  $  343,019      6.5%     March 2010
   Sears                                 BB+/NR/BB         81,296     13.7     $ 3.25     264,212      5.0     October 2008
   Herbergers                            B+/B3/CCC         52,468      8.8     $ 3.27     171,570      3.3     January 2008
                                                          -------    -----             ----------    -----
   TOTAL ANCHOR TENANTS - COLLATERAL                      239,634     40.4%    $ 3.25  $  778,801     14.8%
MAJOR TENANTS
   Carmike Nine                           NR/NR/NR         31,377      5.3%    $16.72  $  524,623     10.0%      May 2019
   Scheel's All Sports                    NR/NR/NR         26,135      4.4     $13.00     339,755      6.5     January 2008
   Osco Drug (CVS)                     BBB+/Baa2/BBB       15,806      2.7     $11.00     173,866      3.3      March 2010
   Old Navy                            BB+/Baa3/BBB-       12,305      2.1     $11.50     141,508      2.7      June 2007
   Eddie Bauer                            NR/B2/NR          6,538      1.1     $14.97      97,874      1.9     January 2009
                                                          -------    -----             ----------    -----
   TOTAL MAJOR TENANTS                                     92,161     15.5%    $13.86  $1,277,626     24.4%
NON-MAJOR TENANTS                                         118,996     20.0     $26.81   3,189,836     60.8
                                                          -------    -----             ----------    -----
OCCUPIED COLLATERAL TOTAL                                 534,301     90.0%    $ 9.82  $5,246,263    100.0%
                                                          =======    =====             ==========    =====
VACANT SPACE                                               59,325     10.0
COLLATERAL TOTAL                                          593,626    100.0%
                                                          =======    =====
PROPERTY TOTAL                                            693,626
                                                          =======

(1)  Reflects the in-place tenant composition prior to any on-going tenant reconfiguration.

(2)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)  The collateral includes an additional out parcel improved with a 126-room
     Sleep Inn and Suites. While the borrower is entitled to rents under a ground lease with respect to such collateral, the improvements were not included for purposes of determining the occupancy rate or property size.

o    RECONFIGURATION. The sponsor is currently expanding and reconfiguring the tenant spaces at the Mortgaged Property in order to accommodate, among other things, a newly executed lease to Barnes and Noble for approximately
     28,000 square feet, a significant expansion of the Scheele All Sports space, pursuant to an executed lease for approximately 50,000 square feet, and an expansion of the total tenant space of approximately 10,700 square feet. In order to effectuate such expansion and reconfiguration, approximately nine in-line tenants must be relocated to spaces that the sponsor either intentionally kept vacant or are otherwise occupied by a temporary tenant. The sponsor expects that all expansions and relocations will be completed in the first quarter of 2007 and that all tenants will occupy their new space and be paying rent as of approximately October 2007.
     Upon origination of the Mortgage Loan, the borrower was required to deposit approximately $9,869,000, which represents the amount required to complete the structural modifications, tenant improvements and other capital costs to be incurred during the tenant expansion and reconfiguration. In addition, an affiliate of the sponsor, Lightstone Holdings, LLC, was required to provide a full completion guarantee. It is expected that upon completion of the expansion and reconfiguration and relocation of the affected tenants, the occupancy rate for the Mortgaged Property securing the Dakota Square Mall Loan will be approximately 95.0%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                               DAKOTA SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          LEASE EXPIRATION SCHEDULE(1)
--------------------------------------------------------------------------------

                                                                        CUMULATIVE       % OF        CUMULATIVE
              # OF LEASES   WA BASE RENT/   TOTAL SF   % OF TOTAL SF     % OF SF      BASE RENT    % OF BASE RENT
   YEAR         EXPIRING     SF EXPIRING    EXPIRING    EXPIRING(2)    EXPIRING(2)   EXPIRING(2)    EXPIRING(2)
------------  -----------   -------------   --------   -------------   -----------   -----------   --------------

   2006             2           $23.27        6,444         0.9%           0.9%          2.9%             2.9%
   2007             6           $13.04       22,918         3.3%           4.2%          5.7%             8.6%
   2008            11           $ 5.98      230,432        33.2%          37.5%         26.3%            34.8%
   2009            12           $19.33       28,864         4.2%          41.6%         10.6%            45.5%
   2010             4           $ 4.56      123,396        17.8%          59.4%         10.7%            56.2%
   2011             8           $18.07       23,926         3.4%          62.9%          8.2%            64.4%
   2012             8           $21.91       19,687         2.8%          65.7%          8.2%            72.7%
   2013             5           $19.62       12,973         1.9%          67.6%          4.9%            77.5%
   2014             4           $35.50        3,542         0.5%          68.1%          2.4%            79.9%
   2015             3           $20.22        6,523         0.9%          69.0%          2.5%            82.4%
   2016             2           $12.93       21,685         3.1%          72.1%          5.3%            87.8%
Thereafter          4           $ 4.79      133,911        19.3%          91.4%         12.2%           100.0%
  Vacant            0           $ 0.00       59,325         8.6%         100.0%          0.0%           100.0%

(1)  Reflects the in-place tenant composition prior to any on-going tenant reconfiguration.

(2)  Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29

--------------------------------------------------------------------------------
                               LA SCALA APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $57,150,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          LaTerraza, LLC & Scala GP, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.490%
MATURITY DATE                                                  December 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                              120/IO
REMAINING TERM / AMORTIZATION                                             120/IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                         Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                         Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $57,150,000
CUT-OFF DATE BALANCE/UNIT                                               $161,441
CUT-OFF DATE LTV                                                           70.1%
MATURITY DATE LTV                                                          70.1%
UW DSCR ON NCF                                                             1.23x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           San Diego, CA
PROPERTY TYPE                                         Multifamily - Conventional
SIZE (UNITS)                                                                 354
OCCUPANCY AS OF NOVEMBER 15, 2006                                          98.6%
YEAR BUILT / YEAR RENOVATED                                            1989 / NA
APPRAISED VALUE                                                      $81,500,000
PROPERTY MANAGEMENT                                The Premiere Residential, LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $6,044,341
UW TOTAL EXPENSES                                                     $2,069,218
UW NET OPERATING INCOME (NOI)                                         $3,975,123
UW NET CASH FLOW (NCF)                                                $3,901,491
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              LA SCALA APARTMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    UNIT MIX
--------------------------------------------------------------------------------

UNIT MIX                 NO. OF UNITS   APPROXIMATE UNIT SIZE (SF)   APPROXIMATE NRA (SF)   % OF NRA       MARKET RENT
-----------------------  ------------   --------------------------   --------------------   --------   ----------------

Studio ................        18                   600                      10,800            3.8%    $          1,175
1 BR/1 BA .............       164                   640                     104,960           36.5     $          1,330
2 BR/2 BA .............       172                   999                     171,828           59.7     $          1,724
                              ---                                           -------          -----
TOTAL/AVERAGE .........       354                   812                     287,588          100.0%    $ 1,514/$1.86/SF
                              ===                                           =======          =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              PENWOOD CROSSING MHP
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $56,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                          Frank T. Perano
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.790%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM/AMORTIZATION                                                120/IO
REMAINING TERM/AMORTIZATION                                               119/IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX/INSURANCE                              Yes
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                              Yes
   REPLACEMENT                            $10,790
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $56,800,000
CUT-OFF DATE BALANCE/PAD                                                 $52,641
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          80.0%
UW DSCR ON NCF                                                             1.33x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Morrisville, PA
PROPERTY TYPE                                                   Mobile Home Park
SIZE (PADS)                                                                1,079
OCCUPANCY AS OF OCTOBER 25, 2006                                           92.8%
YEAR BUILT/YEAR RENOVATED                                                1971/NA
APPRAISED VALUE                                                      $71,000,000
PROPERTY MANAGEMENT                                           PWC Management LLC
UW ECONOMIC OCCUPANCY                                                      93.6%
UW REVENUES                                                           $6,498,856
UW TOTAL EXPENSES                                                     $2,130,243
UW NET OPERATING INCOME (NOI)                                         $4,368,613
UW NET CASH FLOW (NCF)                                                $4,357,823
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 ALHAMBRA TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $52,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                          W. Allen Morris
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.880%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TI/LC                                    $250,000
   CISNEROS TI(1)                         $1,155,186
   ANDOLINO CEMENTS TI(1)                   $258,808
   CISNEROS HOLDBACK(2)                     $415,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                        Springing
   TI/LC(4)                                 $190,000
   REPLACEMENT(5)                          Springing
ADDITIONAL FINANCING(6)                                                     None
CUT-OFF DATE BALANCE                                                 $52,000,000
CUT-OFF DATE BALANCE/SF                                                     $298
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          80.0%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Coral Gables, FL
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                174,310
OCCUPANCY AS OF OCTOBER 10, 2006                                           95.4%
YEAR BUILT/YEAR RENOVATED                                              2002 / NA
APPRAISED VALUE                                                      $65,000,000
PROPERTY MANAGEMENT                                  The Allen Morris Commerical
                                                            Real Estate Services
                                                                         Company
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $6,613,781
UW TOTAL EXPENSES                                                     $2,660,350
UW NET OPERATING INCOME (NOI)                                         $3,953,431
UW NET CASH FLOW (NCF)                                                $3,688,758
--------------------------------------------------------------------------------

(1)  In the event certain conditions as described in the related Mortgage Loan documents are not satisfied by December 31, 2007, all funds will be held as additional collateral.

(2)  Provided that no event of default shall have occurred and be continuing, the Cisneros Holdback Reserve will be released upon (i) evidence of Finser
     Corporation's (Cisneros) occupancy, (ii) payment of unabated rent and (iii)
     the receipt by the mortgagee of an estoppel certificate.

(3)  Ongoing annual tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

(4)  The borrower will escrow $190,000 annually over the first five years for general tenant improvement and leasing commissions. The escrow balance will be $1.2 million at the end of the fifth year of the Alhambra Towers Loan, which will be released upon providing evidence at the end of 2012 that the
     Mortgaged Property's net operating income is greater than or equal to the underwritten net operating income. If this condition is not met, quarterly net operating income tests will commence.

(5)  Ongoing monthly deposits of $1,446 to the replacement reserve will be required upon an event of default.

(6)  Future mezzanine debt is permitted subject to a combined maximum loan-to-value ratio of 85.0% and a combined minimum debt service coverage ratio of 1.10x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 ALHAMBRA TOWERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TENANT SUMMARY
--------------------------------------------------------------------------------

                              RATINGS                                                % OF
                               S&P/       NET     % OF NET                           TOTAL
                             MOODY'S/  RENTABLE   RENTABLE  BASE RENT    ANNUAL     ANNUAL         LEASE
TENANT                         FITCH   AREA (SF)    AREA       PSF     BASE RENT   BASE RENT    EXPIRATION
---------------------------  --------  ---------  --------  ---------  ----------  ---------  -------------

MAJOR TENANTS
   INBM                      NR/NR/NR    59,041     33.9%     $37.53   $2,215,640     36.7%       June 2012
   Cisneros Group*           NR/NR/NR    25,553     14.7      $32.50      830,473     13.7    December 2016
   PSEG Global USA, Inc.     NR/NR/NR    22,522     12.9      $38.01      856,061     14.2        July 2012
   Banco de Credito del      NR/NR/NR    14,071      8.1      $36.02      506,837      8.4     January 2013
   The Allen Morris Company  NR/NR/NR     7,885      4.5      $35.95      283,466      4.7        July 2012
                                         ------    -----               ----------    -----
   TOTAL MAJOR TENANTS                  129,072     74.0%     $36.36   $4,692,477     77.7%
NON-MAJOR TENANTS                        37,267     21.4      $36.18    1,348,308     22.3
                                        -------    -----               ----------    -----
OCCUPIED TOTAL                          166,339     95.4%     $36.32   $6,040,784    100.0%

VACANT SPACE                              7,971      4.6               ==========    =====
                                        -------    -----
PROPERTY TOTAL                          174,310    100.0%
                                        =======    =====

*    The related tenant is not yet in occupancy of its space.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

            # OF LEASES  WA BASE RENT/SF  TOTAL SF   % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT   CUMULATIVE % OF BASE
YEAR          EXPIRING       EXPIRING     EXPIRING     EXPIRING*         EXPIRING*         EXPIRING*        RENT EXPIRING*
----------  -----------  ---------------- --------   -------------  ------------------  --------------  ---------------------

2006              0           $ 0.00             0         0.0%             0.0%               0.0%               0.0%
2007              0           $ 0.00             0         0.0%             0.0%               0.0%               0.0%
2008              0           $ 0.00             0         0.0%             0.0%               0.0%               0.0%
2009              0           $ 0.00             0         0.0%             0.0%               0.0%               0.0%
2010              4           $33.95        15,746         9.0%             9.0%               8.8%               8.8%
2011              2           $38.68         4,796         2.8%            11.8%               3.1%              11.9%
2012             10           $37.63       101,874        58.4%            70.2%              63.5%              75.4%
2013              3           $35.74        18,370        10.5%            80.8%              10.9%              86.3%
2014              0           $ 0.00             0         0.0%            80.8%               0.0%              86.3%
2015              0           $ 0.00             0         0.0%            80.8%               0.0%              86.3%
2016              2           $32.50        25,553        14.7%            95.4%              13.7%             100.0%
Thereafter        0           $ 0.00             0         0.0%            95.4%               0.0%             100.0%
Vacant            0             NA           7,971         4.6%           100.0%               0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                AMLI AT RIVERBEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $50,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                         John R. Saunders
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.700%
MATURITY DATE                                                   October 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          118 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                          Yes

   REPLACEMENT                                     $1,030,000
   DEBT SERVICE                                      $485,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                          Yes
   REPLACEMENT(2)                                   Springing
   DEBT SERVICE(3)                                     Future

ADDITIONAL FINANCING(4)                   Secured Subordinate        $20,100,000

CUT-OFF DATE BALANCE                                                 $50,000,000
CUT-OFF DATE BALANCE/UNIT                                                $50,201
CUT-OFF DATE LTV                                                           71.9%
MATURITY DATE LTV                                                          67.0%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Indianapolis, IN
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 996
OCCUPANCY AS OF SEPTEMBER 12, 2006                                         93.3%
YEAR BUILT / YEAR RENOVATED                                          1983 / 2001
APPRAISED VALUE                                                      $69,550,000
PROPERTY MANAGEMENT                        CORE Realty Holdings Management, Inc.
UW ECONOMIC OCCUPANCY                                                      91.6%
UW REVENUES                                                           $7,835,004
UW TOTAL EXPENSES                                                     $3,432,788
UW NET OPERATING INCOME (NOI)                                         $4,402,216
UW NET CASH FLOW (NCF)                                                $4,178,116
--------------------------------------------------------------------------------

(1)  A lockbox is required (i) upon the occurrence of an event of default or
     (ii) if the subordinate secured loan has not been fully repaid prior to
     January 26, 2007.

(2)  If, at any time during the term of the Mortgage Loan, the balance of the replacement reserve falls below $259,000, the borrower will commence making monthly deposits of $20,333 until such time as the balance in the replacement reserve equals or exceeds the capped amount of $747,000.

(3)  A future one time deposit to the debt service reserve of $515,000 is required upon the earlier to occur of (i) the final initial TIC transfer or
     (ii) the expiration of the initial TIC transfer period.

(4)  Future mezzanine debt is permitted provided that (i) no more than 49%, in aggregate, of the beneficial economic interest in the borrower has been pledged, (ii) no change of control of the persons responsible for daily management of the Mortgaged Property has occurred and (iii) the borrower remains unchanged after such pledge of interest.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                               AMLI AT RIVERBEND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    UNIT MIX
--------------------------------------------------------------------------------

                                    APPROXIMATE    APPROXIMATE
UNIT MIX           NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA    QUOTED RENT
----------------   ------------   --------------   -----------   --------   -------------

1 BR/1 BA               544             714          388,617       47.5%    $         659
2 BR/2 BA               452             949          428,828       52.5     $         757
                        ---                          -------      -----
   TOTAL/AVERAGE        996             821          817,445      100.0%    $703/$0.86/SF
                        ===                          =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              HILTON-PROVIDENCE, RI
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $49,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       James Procaccianti
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.200%
MATURITY DATE                                                  December 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None
UP-FRONT RESERVES
  INTEREST RESERVE                        $  776,378
  RENOVATION RESERVE(1)                   $7,300,000
ONGOING ANNUAL RESERVES REPLACEMENT(2)    $  623,049
ADDITIONAL FINANCING(3)                                                     None
CUT-OFF DATE BALANCE                                                 $49,000,000
CUT-OFF DATE BALANCE/ROOM                                            $   178,832
CUT-OFF DATE LTV                                                           73.1%
MATURITY DATE LTV                                                          66.3%
UW DSCR ON NCF                                                             1.33x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Providence, RI
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 274
OCCUPANCY AS OF OCTOBER 31, 2006(4)                                        43.3%
YEAR BUILT / YEAR RENOVATED                                          1969 / 2006
APPRAISED VALUE(5)                                                   $67,000,000
PROPERTY MANAGEMENT                                           Lenox Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                      65.0%
UW REVENUES                                                          $15,576,032
UW TOTAL EXPENSES                                                    $10,157,448
UW NET OPERATING INCOME (NOI)                                         $5,418,584
UW NET CASH FLOW (NCF)                                                $4,795,543
--------------------------------------------------------------------------------

(1)  The borrower is currently performing a major renovation of the Mortgaged
     Property in order to re-flag the Mortgaged Property under the Hilton flag.
     Of the approximately $30,300,000 originally budgeted for the renovation and property improvement plan, the Renovation Reserve will be escrowed at origination to cover the remaining costs of the on-going property upgrades.

(2)  The Mortgage Loan documents require $51,921 monthly through December 11,
     2007, then 1/12th of 4% of gross revenue of the Mortgaged Property based on trailing twelve month collections to be escrowed.

(3)  Future mezzanine debt is permitted subject to (i) a combined maximum loan-to-value ratio of 75.0%, (ii) a combined minimum debt service coverage ratio of 1.15x and (iii) certain other conditions as specified in the related Mortgage Loan documents.

(4)  Based on the trailing 12-months.

(5)  Based on the "as-stabilized" appraised value, as of January 1, 2008, when the renovation at the Mortgaged Property is expected to be completed. The
     "as-complete" appraised value is $62,000,000, as of January 1, 2007. The
     "as-is" appraised value is $47,000,000, as of August 10, 2006. See
     "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan Information"
     and "RISK FACTORS--The Mortgage Loans--Risks Related to Property
     Inspections and Certain Assumptions in Appraisals" in the Prospectus
     Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              HILTON-PROVIDENCE, RI
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUEST ROOMS                                                               NUMBER
--------------------------------------------------------------------------------
Queen ..............................                                          38
King ...............................                                          79
Double-Double ......................                                         152
Murphy Bed .........................                                           5
                                                                             ---
   TOTAL ...........................                                         274
                                                                             ===

MEETING ROOMS                                                        SQUARE FEET
--------------------------------------------------------------------------------
Rosemoor Room ......................                                       4,160
Williams & LaSalle .................                                         940
Hartwell ...........................                                         375
Promenade ..........................                                         375
Kennedy ............................                                         180
Providence Board Room ..............                                         300
Parlor Room ........................                                         425
New Meeting Room ...................                                       1,500
                                                                           -----
   TOTAL ...........................                                       8,255
                                                                           =====

FOOD AND BEVERAGE
--------------------------------------------------------------------------------
Shula's 347 Steakhouse*
Starbucks*

OTHER AMENITIES
--------------------------------------------------------------------------------
Indoor pool
Exercise room
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR ...............................                                   2005-2006
LATEST PERIOD ......................                                 TTM 4/28/06
OCCUPANCY ..........................                                       61.1%
ADR ................................                                     $106.37
REVPAR .............................                                      $64.95
UW OCCUPANCY .......................                                       65.0%
UW ADR .............................                                     $158.80
UW REVPAR ..........................                                     $103.22
--------------------------------------------------------------------------------

*    Starbuck's and Shula's 347 Steakhouse are planned as part of the on-going renovations of the Mortgaged Property and are expected to be in occupancy upon completion, estimated in January 2007.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              LAS COLINAS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $42,525,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       2
LOAN PURPOSE                                                           Refinance
SPONSOR                                 Wells Real Estate Investment Trust, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.700%
MATURITY DATE                                                   October 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX                                                                     None
UP-FRONT RESERVES                           None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(1)                    Springing
ADDITIONAL FINANCING(2)                                                     None
CUT-OFF DATE BALANCE                                                 $42,525,000
CUT-OFF DATE BALANCE/SF                                                     $110
CUT-OFF DATE LTV                                                           69.1%
MATURITY DATE LTV                                                          69.1%
UW DSCR ON NCF                                                             1.62x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                2
LOCATION                                                              Irving, TX
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                386,116
OCCUPANCY AS OF SEPTEMBER 15, 2006                                         88.6%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                      $61,500,000
PROPERTY MANAGEMENT                                      Lincoln Southwest, Inc.
UW ECONOMIC OCCUPANCY                                                      85.5%
UW REVENUES                                                           $7,726,158
UW TOTAL EXPENSES                                                     $3,465,189
UW NET OPERATING INCOME (NOI)                                         $4,260,970
UW NET CASH FLOW (NCF)                                                $3,918,632
--------------------------------------------------------------------------------

(1)  Ongoing annual deposits to the tax and insurance reserves will be required upon an event of default.

(2)  Future mezzanine debt is permitted subject to a combined maximum loan-to-value ratio of 80.0% and a combined minimum debt service coverage ratio of 1.20x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              LAS COLINAS PORTFOLIO
--------------------------------------------------------------------------------

                       LAS COLINAS PORTFOLIO POOL SUMMARY

                             ALLOCATED                   CUT-OFF DATE                         UNDERWRITTEN               APPRAISED
                           CUT-OFF DATE   YEAR   TOTAL      BALANCE                    UW          NET       APPRAISED     VALUE
PROPERTY NAME                 BALANCE    BUILT     SF       PER SF     OCCUPANCY*  OCCUPANCY    CASH FLOW      VALUE      PER SF
----------------------------------------------------------------------------------------------------------------------------------

Las Colinas Corporate
  Center I ..............   $17,500,000   1997  159,212      $110        96.5%       89.0%     $1,524,133   $25,000,000     $157
Las Colinas Corporate
  Center II .............    25,025,000   1998  226,904      $110        83.1%       83.1%      2,394,499    36,500,000     $161
                            -----------         -------                                        ----------   -----------
                            $42,525,800         386,116      $110        88.6%       85.5%     $3,918,632   $61,500,000     $159
                            ===========         =======                                        ==========   ===========

*    Occupancy date as of September 15, 2006 for both Mortgaged Properties.

                LAS COLINAS CORPORATE CENTER I -- TENANT SUMMARY

                                                          NET     % OF NET                           % OF TOTAL
                                         RATINGS*      RENTABLE   RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE      LEASE
TENANT                              S&P/MOODY'S/FITCH  AREA (SF)    AREA       PSF         RENT         RENT       EXPIRATION
----------------------------------  -----------------  ---------  --------  ---------  -----------  -----------  -------------

MAJOR TENANTS
   H.D. Vest Inc .................       NR/NR/NR        81,069     50.9%     $20.00    $1,621,380      52.7%    December 2012
   Standard Pacific of Texas .....      BB/Ba2/BB        21,693     13.6      $19.00       412,167      13.4       April 2010
   Austin Consolidated Holdings ..       NR/NR/NR        16,622     10.4      $20.00       332,440      10.8      October 2010
   U.S. Medical Development ......       NR/NR/NR        13,243      8.3      $22.00       291,346       9.5     February 2012
   Tektronix, Inc ................     BB+/Baa3/NR       10,972      6.9      $22.50       246,870       8.0     December 2006
                                                        -------    -----                ----------     -----
   TOTAL MAJOR TENANTS ...........                      143,599     90.2%     $20.22    $2,904,203      94.3%
NON-MAJOR TENANTS ................                       10,088      6.3      $17.37       175,182       5.7
                                                        -------    -----                ----------     -----
OCCUPIED TOTAL ...................                      153,687     96.5%     $20.04    $3,079,385     100.0%
VACANT SPACE .....................                        5,525      3.5                ==========     =====
                                                        -------    -----
PROPERTY TOTAL ...................                      159,212    100.0%
                                                        =======    =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

           LAS COLINAS CORPORATE CENTER I -- LEASE EXPIRATION SCHEDULE

                                                                   CUMULATIVE                    CUMULATIVE
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF    % OF SF      % OF BASE      % OF BASE
    YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*     EXPIRING*  RENT EXPIRING*  RENT EXPIRING*
----------  -----------  ---------------  --------  -------------  ----------  --------------  --------------

    2006         2            $20.27       12,177        7.6%          7.6%          8.0%            8.0%
    2007         0            $ 0.00            0        0.0%          7.6%          0.0%            8.0%
    2008         1            $19.50        1,031        0.6%          8.3%          0.7%            8.7%
    2009         0            $ 0.00            0        0.0%          8.3%          0.0%            8.7%
    2010         5            $19.48       44,824       28.2%         36.4%         28.4%           37.0%
    2011         1            $19.75        1,343        0.8%         37.3%          0.9%           37.9%
    2012         4            $20.28       94,312       59.2%         96.5%         62.1%          100.0%
    2013         0            $ 0.00            0        0.0%         96.5%          0.0%          100.0%
    2014         0            $ 0.00            0        0.0%         96.5%          0.0%          100.0%
    2015         0            $ 0.00            0        0.0%         96.5%          0.0%          100.0%
    2016         0            $ 0.00            0        0.0%         96.5%          0.0%          100.0%
Thereafter       0            $ 0.00            0        0.0%         96.5%          0.0%          100.0%
  Vacant         0                NA        5,525        3.5%        100.0%          0.0%          100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                              LAS COLINAS PORTFOLIO
--------------------------------------------------------------------------------

                LAS COLINAS CORPORATE CENTER II -- TENANT SUMMARY

                                                                   % OF NET                           % OF TOTAL
                                       RATINGS*      NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE       LEASE
TENANT                            S&P/MOODY'S/FITCH    AREA (SF)     AREA       PSF         RENT         RENT       EXPIRATION
--------------------------------  -----------------  ------------  --------  ---------  -----------  -----------  -------------

MAJOR TENANTS
   Deloitte & Touche USA LLP ...       NR/NR/NR          55,480      24.5%     $22.54    $1,250,382      31.5%    February 2011
   The Feld Group ..............       NR/NR/NR          27,270      12.0      $24.00       654,480      16.5     February 2008
   EDS .........................    BBB-/Ba1/BBB-        16,746       7.4      $24.00       401,904      10.1     February 2008
   The Conely Group ............       NR/NR/NR          13,801       6.1      $16.25       224,266       5.6      October 2008
   Christus Health .............       NR/NR/NR          13,204       5.8      $18.36       242,370       6.1     December 2011
                                                        -------     -----                ----------     -----
   TOTAL MAJOR TENANTS .........                        126,501      55.8%     $21.92    $2,773,403      69.8%
NON-MAJOR TENANTS ..............                         62,049      27.3      $19.33     1,199,466      30.2
                                                        -------     -----                ----------     -----
OCCUPIED TOTAL .................                        188,550      83.1%     $21.07    $3,972,868     100.0%
VACANT SPACE ...................                         38,354      16.9                ==========     =====
                                                        -------     -----
PROPERTY TOTAL .................                        226,904     100.0%
                                                        =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

          LAS COLINAS CORPORATE CENTER II -- LEASE EXPIRATION SCHEDULE

                                                                   CUMULATIVE                    CUMULATIVE
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF    % OF SF   % OF BASE RENT    % OF BASE
    YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*     EXPIRING*     EXPIRING*    RENT EXPIRING*
----------  -----------  ---------------  --------  -------------  ----------  --------------  --------------

    2006          1           $10.20          353        0.2%          0.2%          0.1%            0.1%
    2007          1           $25.50       10,421        4.6%          4.7%          6.7%            6.8%
    2008          4           $21.80       59,657       26.3%         31.0%         32.7%           39.5%
    2009          4           $16.34       10,581        4.7%         35.7%          4.4%           43.9%
    2010          2           $19.91        5,390        2.4%         38.1%          2.7%           46.6%
    2011         10           $20.74       96,773       42.6%         80.7%         50.5%           97.1%
    2012          1           $21.50        5,375        2.4%         83.1%          2.9%          100.0%
    2013          0           $ 0.00            0        0.0%         83.1%          0.0%          100.0%
    2014          0           $ 0.00            0        0.0%         83.1%          0.0%          100.0%
    2015          0           $ 0.00            0        0.0%         83.1%          0.0%          100.0%
    2016          0           $ 0.00            0        0.0%         83.1%          0.0%          100.0%
Thereafter        0           $ 0.00            0        0.0%         83.1%          0.0%          100.0%
  Vacant          0               NA       38,354       16.9%        100.0%          0.0%          100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       ARCADIA GATEWAY CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $38,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       3
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       Stanley W. Gribble
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             6.070%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                  Yes
   TI/LC                                   $1,000,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                  Yes

   REPLACEMENT(3)                             $23,176
   TI/LC(4)                                 Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $38,000,000
CUT-OFF DATE BALANCE/SF                                                     $242
CUT-OFF DATE LTV                                                           77.1%
MATURITY DATE LTV                                                          77.1%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                 PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                             Arcadia, CA
PROPERTY TYPE                                                            Various
SIZE (SF)                                                                156,739
OCCUPANCY AS OF OCTOBER 3, 2006                                            98.0%
YEAR BUILT / YEAR RENOVATED                                            1988 / NA
APPRAISED VALUE                                                      $49,300,000
PROPERTY MANAGEMENT                              Festival Management Corporation
UW ECONOMIC OCCUPANCY                                                      95.6%
UW REVENUES                                                           $4,581,325
UW TOTAL EXPENSES                                                     $1,729,326
UW NET OPERATING INCOME (NOI)                                         $2,851,999
UW NET CASH FLOW (NCF)                                                $2,787,721
--------------------------------------------------------------------------------

(1)  The Arcadia Gateway Center Portfolio Loans allow for release from the cross-default and cross-collateralization provisions of the related
     Mortgage Loan documents; provided that (i) certain loan-specific debt service coverage ratio and loan-to-value ratio conditions are achieved and
     (ii) certain other conditions as specified in the related Mortgage Loan documents are satisfied.

(2)  A lockbox will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  Ongoing annual replacement reserve deposits are capped at $57,941.

(4)  Ongoing annual deposits to the TI/LC reserve will be required if amounts on deposit, in the aggregate, fall below $400,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        ARCADIA GATEWAY CENTER PORTFOLIO
--------------------------------------------------------------------------------

                    ARCADIA GATEWAY CENTER PORTFOLIO SUMMARY

                                  ALLOCATED
                                   CUT-OFF                       CUT-OFF DATE
                                    DATE        YEAR    TOTAL      BALANCE
PROPERTY NAME                      BALANCE     BUILT     SF         PER SF
------------------------------   -----------   -----   -------   -------------

Arcadia Gateway Center -
   Medical Office ............   $10,300,000    1988    48,455       $213
Arcadia Gateway Center -
   Office ....................    14,880,000    1988    64,828       $230
Arcadia Gateway Center -
   Retail ....................    12,820,000    1988    43,456       $295
                                 -----------           -------
                                 $38,000,000           156,739       $242
                                 ===========           =======

                                                 UW        UNDERWRITTEN    APPRAISED     APPRAISED
PROPERTY NAME                    OCCUPANCY*   OCCUPANCY   NET CASH FLOW      VALUE      VALUE PER SF
------------------------------   ----------   ---------   -------------   -----------   ------------

Arcadia Gateway Center -
   Medical Office ............      100.0%      95.0%      $  777,492     $13,200,000       $272
Arcadia Gateway Center -
   Office ....................       95.1%      95.0%       1,080,208      18,600,000       $287
Arcadia Gateway Center -
   Retail ....................      100.0%      97.0%         930,021      17,500,000       $403
                                                           ----------     -----------
                                     98.1%      95.7%      $2,787,721     $49,300,000       $315
                                                           ==========     ===========

*    Occupancy date as of October 3, 2006 for all Mortgaged Properties.

             ARCADIA GATEWAY CENTER -- MEDICAL OFFICE TENANT SUMMARY

                                                                    % OF NET
                                      RATINGS        NET RENTABLE   RENTABLE
            TENANT               S&P/MOODY'S/FITCH     AREA (SF)      AREA
------------------------------   -----------------   ------------   ----------

MAJOR TENANT
   Healthcare Partners, LLC ..        NR/NR/NR          48,455       100.0%
                                                        ------       -----
PROPERTY TOTAL ...............                          48,455       100.0%
                                                        ======       =====

                                                           % OF TOTAL
                                 BASE RENT   ANNUAL BASE   ANNUAL BASE       LEASE
            TENANT                  PSF          RENT          RENT        EXPIRATION
------------------------------   ---------   -----------   -----------   -------------

MAJOR TENANT
   Healthcare Partners, LLC ..     $27.00     $1,308,285      100.0%     December 2015
                                              ----------      -----
PROPERTY TOTAL ...............     $27.00     $1,308,285      100.0%
                                              ==========      =====

       ARCADIA GATEWAY CENTER -- MEDICAL OFFICE LEASE EXPIRATION SCHEDULE

                                                                                                                        CUMULATIVE %
                                                                                                                          OF BASE
                                # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF   CUMULATIVE %    % OF BASE RENT     RENT
             YEAR                 EXPIRING       EXPIRING     EXPIRING    EXPIRING*    OF SF EXPIRING*     EXPIRING*      EXPIRING*
------------------------------  -----------  ---------------  --------  -------------  ---------------  --------------  ------------

             2015                    1            $27.00       48,455       100.0%          100.0%         100.0%           100.0%
            Vacant                   0                NA            0         0.0%          100.0%           0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                       ARCADIA GATEWAY CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  ARCADIA GATEWAY CENTER -- OFFICE TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                        % OF NET                           % OF TOTAL
                                            RATINGS*      NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE      LEASE
                TENANT                 S&P/MOODY'S/FITCH    AREA (SF)     AREA       PSF         RENT         RENT      EXPIRATION
-------------------------------------  -----------------  ------------  --------  ---------  -----------  -----------  -------------

MAJOR TENANTS
   National Childhood Cancer
      Foundation ....................       NR/NR/NR         41,274        63.7%    $26.76    $1,104,492      67.2%    November 2007
   Countrywide Home Loans ...........        A/A3/A           5,875         9.1     $26.40       155,100       9.4      January 2011
   Arroyo Insurance Services, Inc. ..       NR/NR/NR          5,187         8.0     $26.04       135,069       8.2       April 2010
   Frontier Dental ..................       NR/NR/NR          4,760         7.3     $26.10       124,236       7.6      October 2014
   Advanced Medical Management
      Group .........................       NR/NR/NR          2,614         4.0     $27.81        72,695       4.4     November 2015
                                                             ------       -----               ----------     -----
   TOTAL MAJOR TENANTS ..............                        59,710        92.1%    $26.66    $1,591,593      96.8%
NON-MAJOR TENANTS ...................                         1,935         3.0     $27.00        52,245       3.2
                                                             ------       -----               ----------     -----
OCCUPIED TOTAL ......................                        61,645        95.1%    $26.67    $1,643,838     100.0%
VACANT SPACE ........................                         3,183         4.9               ==========     =====
                                                             ------       -----
PROPERTY TOTAL ......................                        64,828       100.0%
                                                             ======       =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
           ARCADIA GATEWAY CENTER -- OFFICE LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                                                                                                                  CUMULATIVE %
               # OF LEASES    WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT       OF BASE
    YEAR         EXPIRING         EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*     RENT EXPIRING*
------------   ------------   ---------------   --------   -------------   ------------------   --------------   --------------

2006                0              $ 0.00             0            0.0%             0.0%              0.0%             0.0%
2007                4              $26.76        41,274           63.7%            63.7%             67.2%            67.2%
2008                0              $ 0.00             0            0.0%            63.7%              0.0%            67.2%
2009                0              $ 0.00             0            0.0%            63.7%              0.0%            67.2%
2010                2              $26.30         7,122           11.0%            74.7%             11.4%            78.6%
2011                1              $26.40         5,875            9.1%            83.7%              9.4%            88.0%
2012                0              $ 0.00             0            0.0%            83.7%              0.0%            88.0%
2013                0              $ 0.00             0            0.0%            83.7%              0.0%            88.0%
2014                1              $26.10         4,760            7.3%            91.1%              7.6%            95.6%
2015                1              $27.81         2,614            4.0%            95.1%              4.4%           100.0%
2016                0              $ 0.00             0            0.0%            95.1%              0.0%           100.0%
Thereafter          0              $ 0.00             0            0.0%            95.1%              0.0%           100.0%
Vacant              0                  NA         3,183            4.9%           100.0%              0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                        ARCADIA GATEWAY CENTER PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 ARCADIA GATEWAY CENTER -- RETAIL TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                          % OF NET   BASE                 % OF TOTAL
                                             RATINGS(1)     NET RENTABLE  RENTABLE   RENT   ANNUAL BASE  ANNUAL BASE      LEASE
                   TENANT                S&P/MOODY'S/FITCH    AREA (SF)     AREA      PSF       RENT         RENT       EXPIRATION
---------------------------------------  -----------------  ------------  --------  ------  -----------  -----------  --------------

MAJOR TENANTS
   Olive Garden .......................    BBB+/Baa1/BBB+       9,250        21.3%  $15.05    $139,213       14.8%    September 2010
   Steak and Ale of California,
      Inc.(2) .........................       NR/NR/NR          7,341        16.9   $18.86     138,451       14.7        July 2008
   American Premier Bank ..............       NR/NR/NR          5,427        12.5   $28.66     155,538       16.5        June 2011
   Bear Essentials ....................       NR/NR/NR          4,848        11.2   $19.53      94,681       10.1       April 2012
   Leslie's Swimming Pool Supplies ....       NR/NR/NR          3,720         8.6   $19.84      73,805        7.8      October 2010
                                                               ------       -----             --------      -----
   TOTAL MAJOR TENANTS ................                        30,586        70.4%  $19.67    $601,688       63.9%
NON-MAJOR TENANTS .....................                        12,870        29.6   $26.45     340,363       36.1
                                                               ------       -----             --------      -----
OCCUPIED TOTAL ........................                        43,456       100.0%  $21.68    $942,051      100.0%
VACANT SPACE ..........................                             0         0.0             ========      =====
                                                               ------       -----
PROPERTY TOTAL ........................                        43,456       100.0%
                                                               ======       =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The Steak & Ale of California space is subleased to BJ's Pizza.

--------------------------------------------------------------------------------
           ARCADIA GATEWAY CENTER -- RETAIL LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

                                                                                                               CUMULATIVE %
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          EXPIRING*          EXPIRING*     RENT EXPIRING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   --------------

   2006           1            $23.62          2,140          4.9%               4.9%              5.4%             5.4%
   2007           1            $27.00          1,400          3.2%               8.1%              4.0%             9.4%
   2008           3            $20.67         11,018         25.4%              33.5%             24.2%            33.5%
   2009           1            $36.61          1,061          2.4%              35.9%              4.1%            37.7%
   2010           3            $17.48         14,267         32.8%              68.8%             26.5%            64.1%
   2011           2            $28.35          6,673         15.4%              84.1%             20.1%            84.2%
   2012           2            $20.98          5,878         13.5%              97.7%             13.1%            97.3%
   2013           1            $24.75          1,019          2.3%             100.0%              2.7%           100.0%
   2014           0            $ 0.00              0          0.0%             100.0%              0.0%           100.0%
   2015           0            $ 0.00              0          0.0%             100.0%              0.0%           100.0%
   2016           0            $ 0.00              0          0.0%             100.0%              0.0%           100.0%
Thereafter        0            $ 0.00              0          0.0%             100.0%              0.0%           100.0%
  Vacant          0                NA              0          0.0%             100.0%              0.0%           100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 NEW MARKET POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $37,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                      Henry F. Pratt, III
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             6.120%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                          Yes
   TI/LC(2)                        $4,000,000

ONGOING ANNUAL RESERVES
   TAX                                    Yes
   INSURANCE(3)                     Springing
   REPLACEMENT                       $131,299
   TI/LC                             $469,697

ADDITIONAL FINANCING(4)                                                     None

CUT-OFF DATE BALANCE                                                 $37,000,000
CUT-OFF DATE BALANCE/SF                                                      $79
CUT-OFF DATE LTV                                                           78.4%
MATURITY DATE LTV                                                          73.4%
UW DSCR ON NCF                                                             1.25x
--------------------------------------------------------------------------------

(1)  The New Market Pool Loan allows for partial release with Mortgaged
      Property specific premiums based upon individual allocated loan amounts, debt service coverage tests and other fees as specified in the related
      Mortgage Loan documents.

(2)  Funds to be used to re-tenant the vacant American Freedom Mortgage space.
     Funds will be released upon (i) receipt by the mortgagee of a satisfactory estoppel certificate, (ii) evidence of a signed lease and (iii) upon certain other conditions as specified in the related Mortgage Loan documents. Remaining funds will be released if the debt service coverage ratio, as computed by the mortgagee, is greater than 1.20x for the preceeding 12-month period.

(3)  Monthly insurance escrow will be required in the event that one-third of the annual premium is not held in escrow.

(4)  Future mezzanine debt is permitted subject to a combined maximum loan-to-value ratio of 85.0% and a combined minimum debt service coverage ratio of 1.10x.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 6
LOCATION                                                            Marietta, GA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                469,667
OCCUPANCY AS OF OCTOBER 3, 2006                                            81.2%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                      $47,210,000
PROPERTY MANAGEMENT                                             Eola Capital LLC
UW ECONOMIC OCCUPANCY                                                      89.3%
UW REVENUES                                                           $5,315,896
UW TOTAL EXPENSES                                                     $1,502,862
UW NET OPERATING INCOME (NOI)                                         $3,813,035
UW NET CASH FLOW (NCF)                                                $3,372,449
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                                 NEW MARKET POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  TENANT SUMMARY
--------------------------------------------------------------------------------

                                                                       % OF NET                         % OF TOTAL
                                           RATINGS*      NET RENTABLE  RENTABLE    BASE       ANNUAL   ANNUAL BASE       LEASE
TENANT                                S&P/MOODY'S/FITCH    AREA (SF)     AREA    RENT PSF   BASE RENT      RENT       EXPIRATION
------------------------------------  -----------------  ------------  --------  --------  ----------  -----------  --------------

MAJOR TENANTS
   Matria Healthcare, Inc. .........       B+/NR/NR          71,863      15.3%    $11.19   $  804,147      18.2%      April 2011
   West Assest MGMT, LLC ...........       NR/NR/NR          54,388      11.6     $10.07      547,687      12.4        May 2010
   Primedia Special Interest .......       NR/NR/NR          23,702       5.0     $10.49      248,634       5.6     December 2007
   Aderans Research Institute ......       NR/NR/NR          21,069       4.5     $11.14      234,709       5.3       June 2010
   Travelers Bank & Trust ..........     AA-/Aa1/AA+         18,157       3.9     $16.87      306,309       6.9       July 2007
   Varian Medical Systems, Inc. ....       NR/NR/NR          16,743       3.6     $11.54      193,214       4.4     February 2010
   H&R Block Mortgage Corporation ..      BBB+/NR/NR         15,863       3.4     $16.16      256,346       5.8       March 2008
   Greenhorn & O'Mara, Inc. ........       NR/NR/NR          13,898       3.0     $13.00      180,674       4.1       March 2007
   Cork-Howard Construction ........       NR/NR/NR          12,979       2.8     $10.66      138,356       3.1      August 2010
   Brink's Incorporated, Inc. ......      BBB+/NR/NR         12,822       2.7     $11.71      150,156       3.4       July 2008
                                                            -------     -----              ----------     -----
   TOTAL MAJOR TENANTS .............                        261,484      55.7%    $11.70   $3,060,231      69.2%
NON-MAJOR TENANTS ..................                        120,031      25.6     $11.35    1,362,861      30.8
                                                            -------     -----              ----------     -----
OCCUPIED TOTAL .....................                        381,515      81.2%    $11.59   $4,423,093     100.0%
VACANT SPACE .......................                         88,152      18.8              ==========     =====
                                                            -------     -----
PROPERTY TOTAL .....................                        469,667     100.0%
                                                            =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------
                            LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------

               # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
     YEAR        EXPIRING       EXPIRING     EXPIRING    EXPIRING*         EXPIRING*         EXPIRING*       RENT EXPIRING*
-------------  -----------  ---------------  --------  -------------  ------------------  --------------  --------------------

     2006            2           $12.67        11,518       2.5%              2.5%              3.3%               3.3%
     2007            7           $13.30        69,065      14.7%             17.2%             20.8%              24.1%
     2008           10           $13.46        44,716       9.5%             26.7%             13.6%              37.7%
     2009            3           $10.95        16,084       3.4%             30.1%              4.0%              41.7%
     2010           19           $10.70       127,073      27.1%             57.2%             30.7%              72.4%
     2011           13           $11.21       108,867      23.2%             80.3%             27.6%             100.0%
     2012            0           $ 0.00             0       0.0%             80.3%              0.0%             100.0%
     2013            0           $ 0.00             0       0.0%             80.3%              0.0%             100.0%
     2014            1           $ 0.00         3,935       0.8%             81.2%              0.0%             100.0%
     2015            0           $ 0.00             0       0.0%             81.2%              0.0%             100.0%
     2016            1           $ 0.00           257       0.1%             81.2%              0.0%             100.0%
  Thereafter         0           $ 0.00             0       0.0%             81.2%              0.0%             100.0%
    Vacant           0            NA           88,152      18.8%            100.0%              0.0%             100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           CROSSROADS TECHNOLOGY PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $35,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
                                                     Nearon Enterprises, LLC and
SPONSOR                                               Syme Family Partners, L.P.
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.660%
MATURITY DATE                                                  November 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM/AMORTIZATION                                                120/IO
REMAINING TERM/AMORTIZATION                                               119/IO
LOCKBOX                                                                     None
UP-FRONT RESERVES
   TAX                                          Yes
   TI/LC                                   $350,000
ONGOING ANNUAL RESERVES
   TAX                                          Yes
   INSURANCE(2)                           Springing
   REPLACEMENT                              $12,893
   TI/LC(3)                                $180,000
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $35,000,000
CUT-OFF DATE BALANCE/SF                                                     $109
CUT-OFF DATE LTV                                                           59.9%
MATURITY DATE LTV                                                          59.9%
UW DSCR ON NCF                                                             2.17x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Union City, CA
PROPERTY TYPE                                     Industrial -- Light Industrial
SIZE (SF)                                                                322,318
OCCUPANCY AS OF SEPTEMBER 22, 2006                                        100.0%
YEAR BUILT / YEAR RENOVATED                                              2000/NA
APPRAISED VALUE                                                      $58,400,000
PROPERTY MANAGEMENT                                  Woodstock Development, Inc.
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                           $5,590,803
UW TOTAL EXPENSES                                                     $1,009,942
UW NET OPERATING INCOME (NOI)                                         $4,580,861
UW NET CASH FLOW (NCF)                                                $4,292,653
--------------------------------------------------------------------------------

(1)  Subject to certain tests as described in the related Mortgage Loan documents, up to two parcels of land are permitted to be released at a cost of 125% of the allocated loan amount for each released parcel. Such tests include a maximum loan-to-value ratio of 55.0% on the remaining collateral and a minimum debt service coverage ratio of 1.70x on the remaining collateral.

(2)  Ongoing annual deposits to the insurance reserve will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  Ongoing annual deposits to the TI/LC reserve are capped at $1,000,000. If the TI/LC reserve falls below $1,000,000, the borrower will be required to deposit amounts until such time that the reserve balance equals or exceeds
     $1,000,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
                           CROSSROADS TECHNOLOGY PARK
--------------------------------------------------------------------------------

                               TENANT SUMMARY

                                                                    % OF NET                           % OF TOTAL
                                      RATINGS        NET RENTABLE   RENTABLE  BASE RENT  ANNUAL BASE  ANNUAL BASE      LEASE
TENANT                           S&P/MOODY'S/FITCH     AREA (SF)      AREA       PSF        RENT         RENT        EXPIRATION
------------------------------  -------------------  ------------  ---------  ---------  -----------  -----------  -------------

MAJOR TENANTS
   Molecular Devices* ........        NR/NR/NR           96,489       29.9%    $22.41     $2,161,845      41.3%    February 2011
   Abaxis Inc. ...............        NR/NR/NR           91,124       28.3     $11.39      1,037,902      19.8     December 2010
   Telogy Inc. ...............        NR/NR/NR           89,020       27.6     $12.48      1,110,970      21.2     November 2013
   Ariat International Inc. ..        NR/NR/NR           22,936        7.1     $16.19        371,334       7.1     February 2011
   Questor Pharmaceuticals ...        NR/NR/NR           22,749        7.1     $24.29        552,573      10.6       March 2011
                                                        -------      -----                ----------     -----
   TOTAL MAJOR TENANTS .......                          322,318      100.0%    $16.24     $5,234,624     100.0%
NON-MAJOR TENANTS ............                                0        0.0     $ 0.00              0       0.0
                                                        -------      -----                ----------     -----
OCCUPIED TOTAL ...............                          322,318      100.0%    $16.24     $5,234,624     100.0%
VACANT SPACE .................                                0        0.0                ==========     =====
                                                        -------      -----
PROPERTY TOTAL ...............                          322,318      100.0%
                                                        =======      =====

*    Ariat International, Inc. subleases approximately 20,275 square feet from
     Molecular Devices.

                            LEASE EXPIRATION SCHEDULE

                                                                       CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES  WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
   YEAR        EXPIRING       EXPIRING      EXPIRING     EXPIRING*      EXPIRING*   EXPIRING*   RENT EXPIRING*
----------   -----------  ---------------   --------   -------------   ----------   ---------   --------------

    2006          0           $ 0.00               0        0.0%           0.0%        0.0%           0.0%
    2007          0           $ 0.00               0        0.0%           0.0%        0.0%           0.0%
    2008          0           $ 0.00               0        0.0%           0.0%        0.0%           0.0%
    2009          0           $ 0.00               0        0.0%           0.0%        0.0%           0.0%
    2010          1           $11.39          91,124       28.3%          28.3%       19.8%          19.8%
    2011          4           $21.70         142,174       44.1%          72.4%       58.9%          78.8%
    2012          0           $ 0.00               0        0.0%          72.4%        0.0%          78.8%
    2013          1           $12.48          89,020       27.6%         100.0%       21.2%         100.0%
    2014          0           $ 0.00               0        0.0%         100.0%        0.0%         100.0%
    2015          0           $ 0.00               0        0.0%         100.0%        0.0%         100.0%
    2016          0           $ 0.00               0        0.0%         100.0%        0.0%         100.0%
 Thereafter       0           $ 0.00               0        0.0%         100.0%        0.0%         100.0%
    Vacant        0              NA                0        0.0%         100.0%        0.0%         100.0%

*    Calculated based upon approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans. See Annex A-6 to the Prospectus Supplement for certain information relating to the Raveneaux Apartments Loan.

--------------------------------------------------------------------------------
                        SIGNIFICANT SPONSOR CONCENTRATION
--------------------------------------------------------------------------------

                            # OF LOANS/                              % OF CUT-OFF     WEIGHTED       WEIGHTED       WEIGHTED
                             MORTGAGED     LOAN   AGGREGATE CUT-OFF     DATE POOL  AVERAGE CUT-OFF   AVERAGE UW     AVERAGE
SPONSOR                      PROPERTIES  NUMBERS     DATE BALANCE        BALANCE       DATE LTV     DSCR ON NCF  MORTGAGE RATE
--------------------------  -----------  -------  -----------------  ------------  ---------------  -----------  -------------

Centro Properties Group ..      2/29       2, 4      $395,017,103       11.7%          52.6%           2.36x         5.432%
Duke Realty Corporation ..      1/27       1         $318,976,000        9.5%          80.0%           1.39x         5.914%
GGP-TRS L.L.C. ...........      1/1        3         $205,000,000        6.1%          44.9%           1.97x         5.305%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three groups of
     Mortgage Loans, representing approximately 2.7% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C29
--------------------------------------------------------------------------------
ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    SUBORDINATE FINANCING.

--------------------------------------------------------------------------------
                         EXISTING SUBORDINATE FINANCING
--------------------------------------------------------------------------------

                                                                                            % OF CUT-OFF DATE
                                                               # OF LOANS    LOAN NUMBERS      POOL BALANCE
                                                               ----------   -------------   -----------------

Mezzanine Debt Secured by Ownership Interests in Borrower ..        4       8, 20, 25, 64          5.1%
Secured by Mortgaged Property ..............................        3         15, 22, 61           2.8%
Unsecured Debt .............................................        1             19               1.0%

--------------------------------------------------------------------------------
                          FUTURE SUBORDINATE FINANCING
--------------------------------------------------------------------------------

                                                                                                                   % OF CUT-OFF DATE
                                                               # OF LOANS               LOAN NUMBERS                  POOL BALANCE
                                                               ----------   ------------------------------------   -----------------

Secured by Ownership Interests in Borrower .................       26       2, 3, 4, 10, 14, 15, 16, 17, 26, 28,         32.0%
Secured by Mortgaged Property ..............................        3       30, 35, 42, 43, 55, 59, 63, 74, 84,
                                                                               92, 96, 97, 104, 108, 118, 128
                                                                                         44, 49, 67                       1.4%
Secured by Mortgaged Property, Secured by Ownership
   Interests in Borrower and Unsecured Debt ................        1                        24                           0.8%
Unsecured Debt .............................................        2                    77, 79                           0.6%

--------------------------------------------------------------------------------
                           FUTURE PARI PASSU FINANCING
--------------------------------------------------------------------------------

                                                                                           % OF CUT-OFF DATE
                                                               # OF LOANS   LOAN NUMBERS      POOL BALANCE
                                                               ----------   ------------   -----------------

Secured by Mortgaged Property ..............................        3          2, 4, 6           15.6%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

--------------------------------------------------------------------------------
                           SUBORDINATE COMPANION LOANS
--------------------------------------------------------------------------------

                                                                                  CUT-OFF DATE
                                                       CUT-OFF DATE   % CUT-OFF    SUBORDINATE
                                                         PRINCIPAL    DATE POOL     COMPANION
             MORTGAGE LOAN               LOAN NUMBER      BALANCE      BALANCE    LOAN BALANCE   PRIMARY SERVICER
--------------------------------------   -----------   ------------   ---------   ------------   ----------------

Galleria at Tyler ....................         3       $205,000,000      6.1%      $45,000,000     Wachovia Bank
Renaissance Tower Office Building ....         7       $129,000,000      3.8%      $15,000,000     Wachovia Bank
Dakota Square Mall ...................        11       $ 58,000,000      1.7%      $ 3,623,904     Wachovia Bank
Aetna Building - Fresno, CA ..........        50       $ 16,043,000      0.5%      $ 2,005,386     Wachovia Bank
FBI - Albany, NY .....................        80       $ 10,137,000      0.3%      $ 1,635,000     Wachovia Bank

--------------------------------------------------------------------------------
                            PARI PASSU COMPANION LOAN
--------------------------------------------------------------------------------

                                                                                 CUT-OFF DATE
                                                                                  PARI PASSU
                                            CUT-OFF DATE     % OF CUT-OFF DATE     COMPANION    % OF PARI PASSU     CONTROLLING
                           LOAN NUMBER   PRINCIPAL BALANCE      POOL BALANCE     LOAN BALANCE         DEBT          TRANSACTION
                           -----------   -----------------   -----------------   ------------   ---------------   --------------

Newport Bluffs .........        6           $132,000,000            3.9%         $132,000,000         50%         WBCMT 2006-C28

See "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Goldman, Sachs & Co. and Greenwich Capital Markets, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

GOLDMAN, SACHS & CO.                                       RBS GREENWICH CAPITAL
                                       103